[COVER]

Members of Boards of Managers
and Officers

JOHN D. McNEIL,* Chairman and Member
Former Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada


SAMUEL ADAMS, Member
Partner, Warner & Stackpole,
Boston, Massachusetts


J. KERMIT BIRCHFIELD, Member
Consultant; Chairman, Display Technology, Inc.; Managing Director, Century Partners, Inc., Gloucester, Massachusetts

JAMES R. BORDEWICK Jr.,* Assistant Secretary

STEPHEN E. CAVAN,* Secretary

WILLIAM R. GUTOW, Member
Vice Chairman, Capitol Entertainment Management Company, Private investor and real estate consultant, Dallas, Texas

DAVID D. HORN,* Member
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts


GARTH MARSTON, Member
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Member
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

Sun Life Assurance Company
of Canada (U.S.)
Annuity Service Mailing Address
c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park, Wellesley Hills, MA 02481

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

*Affiliated with the Investment Adviser

-------------------------------------------------------
     Account Information

     For account information, please call toll free:
     1-800-752-7218 anytime from a touch-tone
     telephone.
     To speak with a customer service representative,
     please call toll free: 1-800-752-7215 any
     business day from 8 a.m. to 6 p.m. Eastern time.
--------------------------------------------------------


                                                               COUS-3 8/99 73M



[COMPASS LOGO]

                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS

                        SEMIANNUAL REPORT o JUNE 30, 1999

                      Capital Appreciation Variable Account
                       Global Governments Variable Account
                  (formerly World Governments Variable Account)
                     Government Securities Variable Account
                           High Yield Variable Account
                        Managed Sectors Variable Account
                          Money Market Variable Account
                          Total Return Variable Account

--------------------------------------------------------------------------------
     NOT FDIC INSURED                                MAY LOSE VALUE

                               NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                                       Issued by
                                    Sun Life Assurance Company of Canada (U.S.),
                                                    A Wholly Owned Subsidiary of
                                        Sun Life of Canada (U.S.) Holdings, Inc.

Letter from the Chairman

Dear Contract Owners,

It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.


The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS[RegTM] Original ResearchSM to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.


We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ John D. McNeil

John D. McNeil
Chairman
Board of Trustees

July 15, 1999


Management Review and Outlook


Capital Appreciation Variable Account

For the six months ended June 30, 1999, the Account provided a total return of 8.30%, compared to a total return of 12.23% for the Standard & Poor's Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The Account's performance does not reflect any applicable contract or surrender charges.

We benefited from Microsoft, which held on to its position as the top holding in the portfolio for the first half of the year. After suffering through declining stock prices in the winter, the prices of BMC Software, a computer software company, and Oracle, a database software developer and manufacturer, went up in the second quarter and the portfolio benefited. Tyco International, an industrial conglomerate and our second-largest holding, continued to perform well thanks to strong earnings growth. MCI WorldCom, a data and telecommunications company, Cisco Systems, a computer network developer, and Analog Devices, a digital signal processing company, consistently were strong performers. MediaOne, a cable broadcasting company that made a valuable contribution to the portfolio, was trimmed after the announcement of an AT&T acquisition offer. We added Comcast, another cable broadcaster, to our holdings because of what we believe to be strong fundamentals for the company. Because it seemed overvalued, we reduced our holdings in the drug company Pfizer. We bought American Home Products, which develops and sells a wide range of drugs and agricultural products and had good earnings growth at a reasonable price/earnings multiple.

The portfolio underperformed during the first half of the period, but it outperformed during the second half. During the first three months, more cyclically oriented sectors -- energy and specialty retailing for example -- performed well, and we had relatively few such holdings. Our technology focus was correct, but we were more concentrated in software stocks at a time when semiconductor stocks performed strongly. But during the second three months, software stock performance improved significantly.

Some holdings hurt performance during the first half of the year. Cadence Design Systems, a developer of design software and software services, had disappointing earnings. Compuware, a software products and professional services company, underperformed due to concerns about a potential slowdown in sales. Rite Aid, the drug store chain, experienced management and financing problems.

We have significant holdings in the leisure sector, where we are focused on two primary areas: cable operating companies and radio companies. The cable industry is benefiting from the introduction of digital services, which expands the breadth of its product offerings through cable television. The industry also gets an added boost because of its superior connection for Internet-related services. Our primary cable holdings are Time Warner and Comcast. Radio stocks continued to have a strong position in the portfolio because the industry benefited from consolidation and a strong economy. Consolidation has allowed such companies as Clear Channel Communications to offer more comprehensive advertising packages that better cover local markets with a larger number of stations and more professional programming. This has led to stronger demand for advertising time.

We continue to rely on our bottom-up MFS(R) Original Research(SM) process.
Our team of analysts and portfolio managers visits and calls companies to try to identify those ideas that may have growth prospects at today's valuation levels. It has become more difficult to identify new ideas in today's highly valued market. However, we believe that patience and continued hard work will enable us to add new companies. During the period, we added to our positions in Wendy's International and McDonald's Corp. because we felt that fundamentals began to improve for the restaurant industry.

Looking ahead, the Federal Reserve Board's small interest rate increase may indicate that it is satisfied with the current level of growth in the economy. Inflation remains under control, according to recent government inflation indices for consumer and wholesale prices. We believe this paints a good overall backdrop for the stock market, which is recognized by the current valuation levels. In general, we think that more moderate upside movement may be expected from the market than we have seen in the past few years of very strong performance. We will strive to continue to add those companies that best meet our objective of capital growth for the portfolio.


Global Governments Variable Account

For the six months ended June 30, 1999, the Account provided a total return of -7.27%, compared to a return of -7.17% for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years. The Account's performance does not reflect any applicable contract or surrender charges.

Almost all global fixed-income markets (the notable exception being Japan's) were weak throughout the first half of 1999. As an example, during this period, yields on 10-year U.S. and German bonds were higher by 120 and 60 basis points, respectively. By the end of 1998, bond markets feared the worst after the emerging market crisis, and yields fell dramatically in anticipation of a global recession. However, so far in 1999, global consumer demand has not decreased. On the contrary, consumption in many countries has been on the increase, particularly in the United States and now in Europe. As a result of a vibrant U.S. economy and the pick-up in global growth, the Federal Reserve Board (the Fed) raised overnight rates by 25 basis points at the end of June, thereby partially reversing their easing bias caused by the credit crisis of 1998. At the same time, most other developed countries experienced higher interest rates because their markets anticipated similar rate increases by central bankers.

During the first half of 1999, absolute returns for the portfolio were impacted negatively by weaker bond markets and a stronger U.S. dollar. Relative to the index, returns were helped by our having shortened the duration of the portfolio in anticipation of higher rates. In addition, an overweighting in the U.S. dollar versus the euro and yen added to relative outperformance. Relative to the index, performance was hurt by overweighted positions in Sweden and Denmark and a small weighting in emerging markets.

As economic growth has begun to pick up outside the United States, central bankers grow increasingly worried about demand/pull inflation, even though there still appears to be little or no ability for manufacturers to increase prices. If inflation were to become a problem, it would probably first become apparent through wages, especially in the United States, where unemployment is at all-time lows. Central bankers have adopted either a neutral position or a bias towards raising interest rates in order to be preemptive in controlling situational inflation. Short term, we believe such a scenario will most likely result in higher interest rates. Consequently, the portfolio will maintain a bias towards shorter duration until the markets become more comfortable with the fact that restrictive monetary policy is ultimately positive for bond yields in an environment with minimal inflation pressures. The specific bond markets we will continue to favor will be the larger core markets such as the United States and Germany, as well as less developed markets such as Greece and Denmark, which are favorable candidates for inclusion into European monetary union.


Government Securities Variable Account

For the six months ended June 30, 1999, the Account provided a total return of -1.92%, compared to a return of 0.53% for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. The Account's performance does not reflect any applicable contract or surrender charges.

The interest-rate sensitivity of the Account has been about the same as that of the Lehman Brothers Intermediate Government Bond Index (an unmanaged index comprised of issues of the U.S. government and its agencies with remaining maturities of less than 10 years), which has helped limit its price volatility in a period of rising interest rates. We reduced holdings of longer maturity bonds as their prices would decline sharply if interest rates continued to rise. However, if interest rates do rise enough to slow the economy over the next few months, we will consider slightly increasing the Account's long-term bond position in an effort to gain additional yield.


The Account also benefited from our response to the turmoil in investment markets following last summer's Russian bond default. Because of that event, interest rates of non-Treasury securities increased dramatically, and their spread to Treasuries widened. We were able to take advantage of this situation by adding government-agency securities at what we felt were attractive yield levels. This has benefited the Account because interest rates on these securities have fallen, and their prices have risen less than interest rates on comparable maturity Treasuries.

In the near term, we think the bond markets will continue to look for signs that could lead to an additional interest-rate increase by the Federal Reserve Board (the Fed). Just as the bond markets have had to adjust to stronger economic growth in the United States, they will now also have to adjust to signs of economic stability in Asia and Latin America and signs of renewed growth in Europe. While we believe yields on two-year Treasury securities should stay in a relatively narrow range, yields on Treasuries with longer maturities should reflect investor perception about economic growth. Interest rates may increase to rein in a surging economy and quell inflation fears if investors believe growth is too strong. However, since we believe inflation should remain in check, we think any rate increase should be limited and will present us with an opportunity to buy select higher-yielding securities.


High Yield Variable Account

For the six months ended June 30, 1999, the Account provided a total return of 4.68%, compared to a return of 2.20% for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt. Over the same period, the Lipper High Yield Bond Index returned 3.85%. The Lipper mutual fund indices are unmanaged, net-asset-value weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. The Account's performance does not reflect any applicable contract or surrender charges.


The Account has benefited from a favorable economic environment for high-yield securities -- specifically, moderate economic growth and low inflation in the United States. The continued strength of the U.S. economy in 1999 has helped strengthen investor confidence in the high-yield market as companies have generally posted improved operating results.


However, the Account's slight underweighting in the energy sector, plus the fact that we owned higher-quality bonds within that sector, detracted from performance. As oil prices rose recently, we missed the bond price rally by medium-quality energy companies. At the same time, however, our focus on high-quality issuers meant that we avoided the numerous bankruptcies that occurred among the low-rated, high-yield energy companies earlier in the year.

We believe the telecommunications sector still offers the best investment opportunities in the high-yield market. Since the deregulation of this industry in 1996, several companies have issued high-yield bonds to help fund the development of their communications networks. These companies have benefited from the tremendous increase in voice and data traffic, which was driven in part by the growth in Internet usage. Examples include MetroNet, a dominant competitive local exchange company in Canada. Bonds issued by MetroNet appreciated when it was announced that the company would merge with AT&T Canada, an investment-grade company with considerably better financial resources. Finally, our position in Nextel Communication, a company that provides wireless telecommunications services, rose in value after Microsoft announced that it would invest $600 million in the company.


The Account's second-largest industry is media. We have been investing in cable companies since the mid-1980s. On its own, we think cable is a good, defensive industry that tends to have steady revenue streams through varying economic conditions. Now, cable television systems are being recognized as efficient ways to deliver high-speed Internet services to the home, which makes this industry even more attractive to us. An example of our cable television holdings is Charter Communications.

The Account's overseas holdings are primarily in Europe, where our focus is the same as for our domestic holdings. We like telecommunications and media companies such as NTL, which offers cable and telephone services to homes in the United Kingdom, and Esprit Telecom, a U.K.-based telecommunications company. Europe was slower to deregulate these industries than the United States, but we now are seeing more bonds being issued by cable and telecommunications companies in Germany, France, Spain, and the United Kingdom.



Managed Sectors Variable Account

For the six months ended June 30, 1999, the Account provided a total return of 15.84%, which compares to a return of 12.23% for the S&P 500 and 14.97% for the Lipper Capital Appreciation Fund Index (the Lipper Index). The Lipper Index is an unmanaged net asset value-weighted measure of the largest qualifying mutual funds with capital appreciation as their investment objective. The Account's performance does not reflect any applicable contract or surrender charges.

The Account's performance in the first half of this year was helped by its overweighting in telecommunications and leisure. Early on, we recognized that we were likely to continue being in a very selective market, in which only a few stocks would yield above-average rewards to investors. So our job was to find the companies with the strongest relative earnings growth that would benefit from the supportive global interest rate environment. Driving the performance of the Account was a shift to high-quality growth stocks--companies with strong franchises in dynamically growing markets such as technology, biotechnology, medical devices, and telecommunications. Some of these companies included QUALCOMM, Tellabs, Sprint PCS, and Biogen.

We believe the telecommunications industry is one of the most attractive areas we have been able to identify. Growth is being fueled by global deregulation, the rapid increase in Internet traffic, and the demand for high-speed data access. Recognizing these trends, we have identified a number of high-growth telecom companies that are benefiting from global deregulation and advances derived from improvements in technology. These companies fall into two categories. The first is alternative carriers, such as Equant and Global TeleSystems, which are benefiting from the growth of high-speed data services. The second is cable television and related telecommunications equipment companies, which are now viewed as an important part of the infrastructure for delivering the Internet to the consumer. In this category, we own companies such as Comcast, MediaOne, and Time Warner.

Searching for companies with strong franchises in high-growth markets led us to make a few changes in our holdings during the first half of the year. For example, we've trimmed back our holdings in energy, basic industries, and financial services. While we believe that the global economy is recovering, the pace of that recovery may not be strong enough to support further appreciation in commodity-based companies. Our concern about the potential for higher interest rates has caused us to reduce our weighting in financial services, where margins generally come under pressure when ratings move up.

While most of our major holdings helped performance, one that did not was Qwest Communications. Qwest made bids for two other communications companies. If successful, the growth rate of the newly combined company would slow significantly.

There are several things we are monitoring closely as we strategize for the rest of the year. Inflation seems subdued; however, the U.S. economy remains quite robust. Meanwhile, the rest of the world is trying to recover from recession or is experiencing a recovery in growth. This may be a precursor to higher interest rates. In a market with high valuations, higher interest rates do represent a potential risk. Also, in a market characterized by high valuations, any earnings disappointments can be disastrous. So being on top of company fundamentals is vital to avoid earnings shortfalls and capitalize on positive earnings surprises. We believe that's where MFS' large team of dedicated analysts may make the difference.

More than any year in recent memory, we believe that 1999 may be a stockpicker's market. Why is this? First, in general, valuations are extremely high, so we must be diligent in finding companies with catalysts for accelerating growth. Second, the large gains enjoyed by the market over the past six months need to be digested. We believe only the exceptional stocks will beat the market averages, and it is our job to try to find these exceptional stocks for our contract owners.


Money Market Variable Account

Interest rates on short-term (90 day) securities increased approximately 35 basis points between December 31, 1998, and June 30, 1999. The federal funds rate began 1999 at 4.75%. On June 30, 1999, the Federal Reserve raised this rate by 25 basis points. Because of this, we targeted 35 days as the portfolio's average maturity.

We continue to limit the Account's investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On June 30, 1999, approximately 55% of the portfolio was invested in commercial paper, with the balance invested in U.S. government or government-guaranteed issues.


Furthermore, we expect short-term interest rates to remain flat to slightly higher over the next few months.

Investments in the Account are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Account seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the Account.


Total Return Variable Account

For the six months ended June 30, 1999, the Account provided a total return of 4.92%, compared to a return of 12.23% for the S&P 500. Over the same period, the Lehman Brothers Government/Corporate Bond Index, an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt, returned -2.28%. The Account's performance does not reflect any applicable contract or surrender charges.

In the first three months of 1999, the Account was hurt by the continued underperformance of value stocks compared to growth stocks. Prices of value stocks reflect the underlying value of companies' assets and earnings, while prices of growth stocks tend to reflect investors' earnings growth expectations. Late in March, however, value stocks began to recover, due in part to second-quarter concerns about inflation. Investors trying to anticipate the effects of rising inflation and interest rates bought value stocks and moved out of growth companies, which have been trading at very high prices relative to their earnings. Because interest rates help determine the value of future earnings, any interest-rate increase lowers future earnings value. Therefore, stocks trading at high prices relative to future earnings become less attractive.

Among industries, we think the energy sector looks particularly attractive. The price of oil has gone from $12 per barrel to around $19. Also, the major oil companies cut spending on drilling last year, so we believe any increase in supply this year should be modest, creating a good supply/demand picture. Two oil companies we like are BP Amoco, which continues to be a big holding, and Mobil. We believe these companies are benefiting from the consolidation of the industry. In addition, the supply/demand picture for natural gas appears to be quite favorable. Two companies that we think could benefit from consolidation and rising gas prices are Apache and Coastal Corp.


Another important sector is financial services. Life insurance companies such as Lincoln National and Hartford Financial Services Group are benefiting from the growing popularity of annuities. On the property/casualty side of the business, premiums are beginning to increase after years of decline. We believe this should benefit companies such as Chubb and St. Paul.

Companies that have performed well for the Account include AlliedSignal, a diversified industrial company, and those in the paper industry. AlliedSignal had some earnings problems last year, but with its planned acquisition of Honeywell, another diversified industrial company, we believe its future appears bright. Paper companies have reduced their excess supply and, because global economies have strengthened, demand for paper has been better than expected. As a result, we've seen higher prices for such holdings as Weyerhaeuser, Champion, and International Paper.


In February, we began increasing the Account's stock allocation to around 60% of assets because we felt prices of value stocks had become attractive, especially given the big gains in growth stocks over the previous year or so. This increase has helped the portfolio because the market began turning toward value stocks in April and May. We also have increased the Account's holdings of bonds maturing in less than two years in an attempt to limit the impact of interest rate increases. When interest rates rose, prices of bonds maturing in 10 years or more fell farther than prices of shorter-maturity bonds. However, we have not changed the basic makeup of the bond portfolio, keeping about 45% of fixed-income assets in investment-grade corporates and 30% in U.S. Treasuries to help limit price volatility.

--------------------------------------------------------------------------------


The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.


The portfolios are actively managed, and current holdings may be different.


Investment Objectives and Policies

Capital Appreciation Variable Account (CAVA) seeks to maximize capital appreciation by investing in securities of all types, with a major emphasis on common stocks.

Global Governments Variable Account (GGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government and government-related securities. Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. Government guarantees apply to individual securities only and not to prices and yields of units in a managed portfolio. See the prospectus for details.

Government Securities Variable Account (GSVA) seeks current income and preservation of capital by investing in U.S. government and government-related securities. Government guarantees apply to individual securities only and not to prices and yields of units in a managed portfolio. See the prospectus for details.

High Yield Variable Account (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase unit price volatility. See the prospectus for details.

Managed Sectors Variable Account (MSVA) seeks capital appreciation by varying the weighting of its portfolio of common stocks among 13 industry sectors. The Account may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.


Money Market Variable Account (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

Total Return Variable Account (TRVA) seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed-income, and equity securities. Under normal market conditions, at least 25% of the Account's assets will be invested in fixed-income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities.

Six-month performance through June 30, 1999


                          Compass 2 (U.S.)     Compass 3 (U.S.)
Capital Appreciation
  Variable Account               7.62%               7.56%
Global Governments
  Variable Account              (7.82)%             (7.89)%
Government Securities
  Variable Account              (2.56)%             (2.61)%
High Yield Variable
  Account                        4.01%               3.95%
Managed Sectors
  Variable Account              15.15%              15.07%
Money Market
  Variable Account               1.50%               1.45%
Total Return
  Variable Account               4.26%               4.18%

These performance results reflect any applicable contract or surrender charges. Past performance is no guarantee of future results.

Portfolio of Investments (Unaudited) -- June 30, 1999
Capital Appreciation Variable Account

Stocks -- 93.7%

Issuer                                                                           Shares              Value
U.S. Stocks -- 90.7%
Advertising -- 0.6%
Young & Rubicam, Inc. ..................................................         99,100          $  4,502,856
                                                                                                 ------------
Aerospace -- 1.3%
General Dynamics Corp. .................................................         54,800          $  3,753,800
United Technologies Corp. ..............................................         86,000             6,165,125
                                                                                                 ------------
                                                                                                 $  9,918,925
                                                                                                 ------------
Airlines -- 0.5%
AMR Corp.* .............................................................         57,600          $  3,931,200
                                                                                                 ------------
Automotive -- 0.1%
Federal-Mogul Corp. ....................................................         20,600          $  1,071,200
                                                                                                 ------------
Banks and Credit Companies -- 0.7%
Bank of New York Co., Inc. .............................................        132,700          $  4,868,431
                                                                                                 ------------
Broadcasting -- 1.2%
Hispanic Broadcasting Corp.* ...........................................          2,000          $    151,750
Infinity Broadcasting Corp.* ...........................................        285,700             8,499,575
Worldgate Communications, Inc.* ........................................            800                41,000
                                                                                                 ------------
                                                                                                 $  8,692,325
                                                                                                 ------------
Business Services -- 2.1%
Concord EFS, Inc.* .....................................................         23,700          $  1,002,806
DST Systems, Inc.* .....................................................         97,700             6,142,888
First Data Corp. .......................................................        156,900             7,678,294
Policy Management Systems Corp.* .......................................         13,100               393,000
                                                                                                 ------------
                                                                                                 $ 15,216,988
                                                                                                 ------------
Computer Software --
 Personal Computers -- 6.7%
Microsoft Corp.* .......................................................        554,700          $ 50,027,006
                                                                                                 ------------
Computer Software -- Services -- 0.8%
EMC Corp.* .............................................................        103,800          $  5,709,000
Informatica Corp.* .....................................................            800                28,500
USinternetworking, Inc.* ...............................................          1,700                71,400
                                                                                                 ------------
                                                                                                 $  5,808,900
                                                                                                 ------------
Computer Software -- Systems -- 9.4%
Ariba, Inc.* ...........................................................          1,300          $    126,425
BMC Software, Inc.* ....................................................        362,200            19,558,800
Cadence Design Systems, Inc.* ..........................................        616,200             7,856,550
Cambridge Technology Partners, Inc.* ...................................         80,400             1,412,025
Computer Associates
 International, Inc. ...................................................        160,550             8,830,250
Compuware Corp.* .......................................................        192,000             6,108,000
Oracle Corp.* ..........................................................        574,212            21,317,620

Issuer                                                                           Shares              Value
Computer Software --
 Systems -- continued
Redback Networks, Inc.* ................................................            500          $     62,781
Synopsys, Inc.* ........................................................         77,400             4,271,513
                                                                                                 ------------
                                                                                                 $ 69,543,964
                                                                                                 ------------
Conglomerates -- 1.0%
Kansas City Southern Industries, Inc. ..................................         57,200          $  3,650,075
Sodexho Marriott Services, Inc.* .......................................        183,200             3,515,150
                                                                                                 ------------
                                                                                                 $  7,165,225
                                                                                                 ------------
Consumer Goods and
 Services -- 10.9%
Clorox Co. .............................................................         30,300          $  3,236,419
Colgate-Palmolive Co. ..................................................         81,300             8,028,375
Galileo International, Inc. ............................................        156,400             8,357,625
Gillette Co. ...........................................................        215,600             8,839,600
Newell Rubbermaid, Inc. ................................................         75,300             3,501,450
Tyco International Ltd. ................................................        518,200            49,099,450
                                                                                                 ------------
                                                                                                 $ 81,062,919
                                                                                                 ------------
Electrical Equipment -- 1.9%
General Electric Co. ...................................................         93,200          $ 10,531,600
Thomas & Betts Corp. ...................................................         80,200             3,789,450
                                                                                                 ------------
                                                                                                 $ 14,321,050
                                                                                                 ------------
Electronics -- 1.7%
Altera Corp.* ..........................................................         63,200          $  2,326,550
Analog Devices, Inc.* ..................................................        204,600            10,268,363
Globespan Semiconductor, Inc.* .........................................            800                31,800
                                                                                                 ------------
                                                                                                 $ 12,626,713
                                                                                                 ------------
Entertainment -- 8.2%
CBS Corp.* .............................................................        168,900          $  7,336,594
Clear Channel Communications, Inc.* ....................................        208,776            14,392,495
Comcast Corp., "A" .....................................................        200,600             7,710,563
MediaOne Group, Inc.* ..................................................        146,300            10,881,062
Time Warner, Inc. ......................................................        251,900            18,514,650
Univision Communications, Inc., "A"* ...................................         37,600             2,481,600
                                                                                                 ------------
                                                                                                 $ 61,316,964
                                                                                                 ------------
Financial Institutions -- 4.5%
Associates First Capital Corp., "A" ....................................        302,500          $ 13,404,531
CIT Group, Inc., "A" ...................................................         67,400             1,946,175
Financial Federal Corp. * ..............................................        113,950             2,506,900
Finova Group, Inc. .....................................................        163,500             8,604,188
Goldman Sachs Group, Inc.* .............................................          6,900               498,525


11 - CAVA

Issuer                                                                           Shares              Value
Financial Institutions -- continued
Merrill Lynch & Co., Inc. ..............................................         33,600          $  2,685,900
Morgan Stanley Dean Witter & Co. .......................................         37,800             3,874,500
                                                                                                 ------------
                                                                                                 $ 33,520,719
                                                                                                 ------------
Food and Beverage Products -- 1.1%
Keebler Foods Co.* .....................................................        112,500          $  3,417,187
Quaker Oats Co. ........................................................         42,600             2,827,575
Ralston-Ralston Purina Co. .............................................         63,300             1,926,694
                                                                                                 ------------
                                                                                                 $  8,171,456
                                                                                                 ------------
Insurance -- 2.6%
American International Group, Inc. .....................................         77,409          $  9,061,691
Equitable Cos., Inc. ...................................................         33,300             2,231,100
Lincoln National Corp. .................................................        150,000             7,846,875
                                                                                                 ------------
                                                                                                 $ 19,139,666
                                                                                                 ------------
Internet
Ask Jeeves, Inc. .......................................................            600          $      8,400
                                                                                                 ------------
Manufacturing -- 0.2%
Danaher Corp. ..........................................................         26,300          $  1,528,688
                                                                                                 ------------
Medical and Health Products -- 3.9%
American Home Products Corp. ...........................................        167,900          $  9,654,250
Becton, Dickinson & Co. ................................................         93,400             2,802,000
Boston Scientific Corp.* ...............................................         78,500             3,449,094
Pfizer, Inc. ...........................................................         66,800             7,331,300
Pharmacia & Upjohn, Inc. ...............................................         65,000             3,692,812
Schering Plough Corp. ..................................................         39,000             2,067,000
                                                                                                 ------------
                                                                                                 $ 28,996,456
                                                                                                 ------------
Medical and Health Technology
 and Services -- 5.2%
Cardinal Health, Inc. ..................................................        114,097          $  7,316,470
Guidant Corp. ..........................................................         96,000             4,938,000
Health Management Associates, Inc., "A"* ...............................        424,800             4,779,000
HealthSouth Corp.* .....................................................        376,100             5,617,994
United HealthCare Corp. ................................................        255,100            15,975,637
                                                                                                 ------------
                                                                                                 $ 38,627,101
                                                                                                 ------------
Restaurants and Lodging -- 3.4%
Cendant Corp.* .........................................................        758,492          $ 15,549,086
McDonald's Corp. .......................................................        149,100             6,159,694
Wendy's International, Inc. ............................................        133,800             3,788,212
                                                                                                 ------------
                                                                                                 $ 25,496,992
                                                                                                 ------------


Issuer                                                                           Shares              Value
Stores -- 6.8%
CVS Corp. ..............................................................        444,900          $ 22,578,675
Linens 'n Things, Inc.* ................................................         14,300               625,625
Lowe's Cos., Inc. ......................................................         47,300             2,681,319
Office Depot, Inc.* ....................................................        369,150             8,144,372
Rite Aid Corp. .........................................................        385,200             9,485,550
TJX Cos., Inc. .........................................................        221,300             7,372,056
                                                                                                 ------------
                                                                                                 $ 50,887,597
                                                                                                 ------------
Supermarkets -- 2.3%
Kroger Co.* ............................................................        258,000          $  7,207,875
Safeway, Inc.* .........................................................        197,000             9,751,500
                                                                                                 ------------
                                                                                                 $ 16,959,375
                                                                                                 ------------
Telecommunications -- 12.0%
Adelphia Communications Corp. "A"* .....................................          3,700          $    235,413
American Tower Corp., "A"* .............................................        113,100             2,714,400
AT&T Corp.* ............................................................         50,200             1,844,850
CenturyTel, Inc. .......................................................        147,200             5,851,200
Cisco Systems, Inc.* ...................................................        407,350            26,248,616
Global TeleSystems Group, Inc.* ........................................         71,800             5,815,800
Intermedia Communications, Inc.* .......................................         49,700             1,491,000
L-3 Communications Holding, Inc.* ......................................          1,300                62,806
Lucent Technologies, Inc. ..............................................         98,800             6,662,825
MCI WorldCom, Inc.* ....................................................        197,880            17,030,047
Motorola, Inc. .........................................................         51,300             4,860,675
Nextlink Communications, Inc., "A"* ....................................         21,400             1,591,625
Pinnicle Holdings, Inc.* ...............................................         19,400               475,300
Qwest Communications
 International, Inc.* ..................................................         99,998             3,306,184
Rhythms NetConnections, Inc.* ..........................................         19,800             1,155,825
Sprint Corp. (PCS Group) ...............................................         99,300             5,672,512
Tellabs, Inc.* .........................................................         60,200             4,067,263
                                                                                                 ------------
                                                                                                 $ 89,086,341
                                                                                                 ------------
Utilities -- Electric -- 1.1%
AES Corp.* .............................................................        143,100          $  8,317,688
                                                                                                 ------------
Utilities -- Telephone -- 0.5%
Frontier Corp. .........................................................         68,000          $  4,012,000
                                                                                                 ------------
 Total U.S. Stocks .....................................................                         $674,827,145
                                                                                                 ------------
Foreign Stocks -- 3.0%
Bermuda -- 0.4%
Ace Ltd. (Insurance) ...................................................        114,000          $  3,220,500



                                                                         12-CAVA

Issuer                                          Shares                 Value
Finland -- 0.3%
Nokia Corp., ADR
 (Telecommunications) ........................  20,400             $  1,867,875
                                                                   ------------
Germany -- 0.7%
Mannesmann AG (Conglomerate) .................  35,600             $  5,319,439
                                                                   ------------
Italy -- 0.5%
Telecom Italia Mobile S.p.A.
 (Telecommunications) ........................ 608,000             $  3,627,689
                                                                   ------------
Sweden -- 0.7%
Ericsson LM, ADR
 (Telecommunications) ........................ 162,600             $  5,355,638
                                                                   ------------
United Kingdom -- 0.4%
Reuters Group PLC
 (Business Services) ......................... 223,500             $  2,939,408
                                                                   ------------
 Total Foreign Stocks ..........................................   $ 22,330,549
                                                                   ------------
 Total Stocks (Identified Cost, $468,446,813) ..................   $697,157,694
                                                                   ------------
Short-Term
 Obligations -- 6.1%
                                          Principal Amount
                                            (000 Omitted)
AT&T Corp., due 7/01/99 .................      $ 8,000             $   8,000,000
Federal Agricultural Mortgage Corp.,
 due 7/26/99 .............................       9,000                 8,970,063
Federal Home Loan Bank,
 due 7/01/99 - 7/21/99 ...................      19,950                19,896,808
Federal Home Loan Mortgage Corp.,
 due 7/14/99 .............................       8,500                 8,485,512
                                                                   -------------
 Total Short-Term Obligations, at Amortized Cost ...............   $  45,352,383
                                                                   -------------
 Total Investments (Identified Cost, $513,799,196) .............   $ 742,510,077
Other Assets, Less Liabilities -- 0.2% .........................       1,691,304
                                                                   -------------
 Net Assets - 100.0% ...........................................   $ 744,201,381
                                                                   =============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments (Unaudited) -- June 30, 1999
Global Governments Variable Account

Bonds -- 84.3%


                                                   Principal Amount
Issuer                                              (000 Omitted)         Value
U.S. Bonds -- 40.4%
U.S. Treasury Notes, 5.25s, 2004 ..........            $    700       $  687,862
U.S. Treasury Notes, 5.875s, 2005 .........               5,630        5,630,000
U.S. Treasury Notes, 5.625s, 2008 .........                 360          352,631
                                                                      ----------
  Total U.S. Bonds ................................................   $6,670,493
                                                                      ----------
Foreign Bonds -- 43.9%
Brazil -- 0.3%
Federal Republic of Brazil, 11.625s,
 2004 .....................................            $     55       $   51,222
                                                                      ----------
Denmark -- 2.0%
Kingdom of Denmark, 7s, 2007 ..............   DKK         2,084       $  332,622
                                                                      ----------
Germany -- 14.3%
Federal Republic of Germany,
 6s, 2007 .................................   EUR         1,765       $1,997,695
Federal Republic of Germany,
 3.75s, 2009 ..............................                 383          372,184
                                                                      ----------
                                                                      $2,369,879
                                                                      ----------
Greece -- 2.1%
Hellenic Republic, 8.01s, 2003 ............   GRD        74,000       $  252,238
Hellenic Repubic, 8.6s, 2008 ..............              24,000           87,517
                                                                      ----------
                                                                      $  339,755
                                                                      ----------
Italy -- 7.4%
Republic of Italy, 6.75s, 2007 ............   EUR         1,046       $1,227,523
                                                                      ----------
New Zealand -- 2.5%
Government of New Zealand, 8s,
 2004 .....................................   NZD           360       $  203,905
Government of New Zealand, 8s,
 2006 .....................................                 360          206,666
                                                                      ----------
                                                                      $  410,571
                                                                      ----------
Sweden -- 6.1%
Kingdom of Sweden, 6s, 2005 ...............   SEK         5,100       $  639,363
Kingdom of Sweden, 9s, 2009 ...............               2,400          367,327
                                                                      ----------
                                                                      $1,006,690
                                                                      ----------



13 - GGVA

                                            Principal Amount
Issuer                                       (000 Omitted)        Value
United Kingdom -- 9.2%
United Kingdom Treasury, 6.5s,
 2003 ...............................   GBP         920        $ 1,511,541
                                                               -----------
 Total Foreign Bonds .......................................   $ 7,249,803
                                                               -----------
 Total Bonds (Identified Cost, $14,556,445) ................   $13,920,296
                                                               -----------
Short-Term Obligations -- 17.4%
Federal Home Loan Bank, due
 7/01/99, at Amortized Cost .........          $  2,865        $ 2,865,000
                                                               -----------

Call Options Purchased
                                            Principal Amount
                                              of Contracts
Description/Expiration Month/Price            (000 Omitted)
Japanese Government Bonds/
 August/135.31 (Premiums Paid,
 $29,787) ..........................    JPY     230,000        $     1,407
                                                               -----------
 Put Options Purchased -- 0.1%
Euro/July/1.0325 ...................    EUR       1,149        $     1,858
Euro/August/1.025 ..................                778              3,743
Japanese Yen/July/121.7 ............    JPY     202,822              8,519
                                                               -----------
 Total Put Options Purchased
  (Premiums Paid, $28,806) .........                           $    14,120
                                                               -----------
 Total Investments (Identified Cost, $17,480,038) ..........   $16,800,823
                                                               -----------

Call Options Written
                                            Principal Amount
                                              of Contracts
Description/Expiration Month/Strike Price     (000 Omitted)
Australian Dollar/April/0.625 ......... AUD         986        $    (6,807)
Japanese Yen/July/112.75 .............. JPY     187,906                 --
Japanese Yen/August/117 ...............          88,913             (2,934)
                                                               -----------
 Total Call Options Written
  (Premiums Received, $40,034).........                        $    (9,741)
                                                               -----------
  Put Options Written -- (0.8%)
Japanese Government Bond
 Future/August/135.31
  (Premiums Received, $29,787)......... JPY     230,000        $  (116,636)
                                                               -----------
Other Assets, Less Liabilities -- (1.0%) ....................  $  (165,861)
                                                               -----------
 Net Assets - 100.0% ........................................  $16,508,585
                                                               ===========


           See portfolio footnotes and notes to financial statements



Portfolio of Investments (Unaudited) -- June 30, 1999
Government Securities Variable Account

Bonds -- 95.2%

                                            Principal Amount
Issuer                                       (000 Omitted)        Value
U.S. Federal Agencies -- 39.5%
Aid to Israel, 6.6s, 2008 .............        $    985        $   993,284
Aid to Peru, 9.98s, 2008 ..............           1,728          1,935,888
Empresa Energetica Cornito Ltd.,
 6.07s, 2010 ..........................           4,000          3,787,200
Federal Home Loan Mortgage Corp.,
 6.5s, 2029 ...........................           6,668          6,453,818
Federal Home Loan Mortgage Corp.,
 7.5s, 2027 - 2028 ....................           2,504          2,536,685
Federal Housing Authority, 7.43s, 2022            3,338          3,340,657
Federal National Mortgage Assn.,
 5.625s, 2004 .........................           2,250          2,180,385
Federal National Mortgage Assn.,
 5.875s, 2004 .........................           1,500          1,468,125
Federal National Mortgage Assn.,
 6.13s, 2011 ..........................             993            978,623
Federal National Mortgage Assn.,
 6.5s, 2025 - 2027 ....................           8,190          7,921,565
Federal National Mortgage Assn.,
 6.75s, 2003 ..........................           1,983          2,024,923
Federal National Mortgage Assn.,
 6.89s, 2011 ..........................           3,050          3,071,922
Federal National Mortgage Assn.,
 7s, 2029 .............................           2,887          2,861,047
Federal National Mortgage Assn.,
 7.27s, 2005 ..........................           3,855          3,886,187
Federal National Mortgage Assn.,
 7.42s, 2020 ..........................              19             19,040
Federal National Mortgage Assn.,
 8.5s, 2007 ...........................             122            127,027
Federal National Mortgage Assn.,
 10s, 2018 ............................           2,183          2,331,073
Financing Corp., 9.8s, 2018 ...........           5,000          6,692,200
Financing Corp., 10.35s, 2018 .........           1,950          2,731,209
Resolution Funding Corp., 8.875s, 2020            3,700          4,688,603
Tennessee Valley Authority, 0s to
 2012, 8.25s to 2042 ..................           7,250          3,233,790
U.S. Department of Housing & Urban
 Development, 6.59s, 2016 .............           2,045          1,951,697
U.S. Department of Veterans Affairs,
 7.5s, 2009 ...........................           3,400          3,466,912


                                                                         14-GSVA

                                                                      Principal Amount
Issuer                                                                 (000 Omitted)                Value
U.S. Federal Agencies -- continued
U.S. Department of Veterans Affairs,
 7.75s, 2014 ............................................................ $   707               $    708,790
                                                                                                ------------
                                                                                                $ 69,390,650
                                                                                                ------------
U.S. Government
 Guaranteed -- 55.7%
Government National Mortgage
 Association -- 15.3%
GNMA, 6.5s, 2027 - 2029 ................................................. $ 4,239               $  4,086,974
GNMA, 7s, 2008 - 2029 ...................................................   6,679                  6,638,932
GNMA, 7.5s, 2022 - 2027 .................................................  12,430                 12,575,309
GNMA, 8s, 2025 - 2027 ...................................................   2,969                  3,058,490
GNMA, 11s, 2010 - 2019 ..................................................     365                    404,446
GNMA, 12.5s, 2015 .......................................................      47                     53,292
GNMA, 14s, 2014 - 2015 ..................................................      31                     36,052
                                                                                                ------------
                                                                                                $ 26,853,495
                                                                                                ------------
Small Business Administration -- 2.7%
SBA, 8.2s, 2005 ......................................................... $   605               $    618,685
SBA, 8.4s, 2007 .........................................................     218                    224,966
SBA, 6.24s, 2009 ........................................................   2,500                  2,493,750
SBA, 8.7s, 2009 .........................................................   1,030                  1,089,168
SBA, 10.05s, 2009 .......................................................     306                    329,564
                                                                                                ------------
                                                                                                $  4,756,133
                                                                                                ------------
U.S. Treasury Obligations -- 37.7%
U.S. Treasury Bonds, 3.625s, 2028 ....................................... $ 4,521               $  4,266,300
U.S. Treasury Bonds, 3.875s, 2029 .......................................   2,993                  2,951,619
U.S. Treasury Notes, 4.25s, 2003 ........................................   1,750                  1,652,385
U.S. Treasury Bonds, 5.25s, 2029 ........................................   2,500                  2,246,100
U.S. Treasury Notes, 5.5s, 2003 .........................................   3,700                  3,678,022
U.S. Treasury Notes, 6.5s,
 2002 - 2006 ............................................................  17,400                 17,886,780
U.S. Treasury Notes, 8s, 2001 ...........................................   7,000                  7,304,080
U.S. Treasury Notes, 8.5s, 2000 .........................................   4,500                  4,592,115
U.S. Treasury Bonds, 9.875s, 2015 .......................................  10,100                 13,783,369
U.S. Treasury Bonds, 10.375s, 2012 ......................................   6,300                  8,027,586
                                                                                                ------------
                                                                                                $ 66,388,356
                                                                                                ------------
 Total U.S. Government Guaranteed ............................................................  $ 97,997,984
                                                                                                ------------
 Total Bonds (Identified Cost, $166,692,404) .................................................  $167,388,634
                                                                                                ------------



                                                                      Principal Amount
Issuer                                                                  (000 Omitted)               Value
Repurchase Agreement -- 4.0%
Goldman Sachs, dated 6/30/99, due
 7/1/99, total to be received
 $7,013,945 (secured by various U.S.
 Treasury and Federal Agency
 obligations in a jointly traded
 account), at cost ......................................................  $7,013                $  7,013,000
                                                                                                 ------------
 Total Investments (Identified Cost, $173,705,404) ...........................................   $174,401,634
Other Assets, Less Liabilities -- 0.8% .......................................................      1,393,659
                                                                                                 ------------
 Net Assets - 100.0% .........................................................................   $175,795,293
                                                                                                 ============

           See portfolio footnotes and notes to financial statements



15 - GSVA

Portfolio of Investments (Unaudited) -- June 30, 1999
High Yield Variable Account

Bonds -- 92.9%


                                                                    Principal Amount
Issuer                                                                (000 Omitted)               Value
U.S. Bonds -- 79.6%
Aerospace -- 4.6%
Airplane Pass-Through Trust,
 10.875s, 2019+ ........................................................ $  750                $    749,475
Argo Technology Corp., 8.625s, 2007## ..................................  1,175                   1,086,875
BE Aerospace, Inc., 8s, 2008 ...........................................     75                      70,125
K & F Industries, Inc., 9.25s, 2007 ....................................  1,400                   1,379,000
L-3 Communications Corp.,
 10.375s, 2007 .........................................................    500                     528,750
L-3 Communications Corp., 8.5s, 2008 ...................................    525                     513,188
MOOG, Inc., 10s, 2006 ..................................................  1,420                   1,476,800
Stellex Industries, Inc., 9.5s, 2007 ...................................    225                     203,906
United Defense Industries, Inc.,
 8.75s, 2007 ...........................................................    330                     324,225
                                                                                               ------------
                                                                                               $  6,332,344
                                                                                               ------------
Building -- 2.9%
AAF-McQuay, Inc., 8.875s, 2003 ......................................... $1,325                $  1,268,687
Formica Corp., 10.875s, 2009## .........................................    500                     485,000
MMI Products, Inc., 11.25s, 2007 .......................................    375                     384,375
Nortek, Inc., 9.25s, 2007 ..............................................  1,000                   1,002,500
UDC Homes, Inc., 0s, 2000 ..............................................      3                       1,465
Williams Scotsman, Inc.,
 9.875s, 2007 ..........................................................    850                     823,438
                                                                                               ------------
                                                                                               $  3,965,465
                                                                                               ------------
Business Services -- 1.1%
Anacomp, Inc., 10.875s, 2004 ........................................... $  500                $    525,000
Iron Mountain, Inc., 10.125s, 2006 .....................................    500                     530,000
Pierce Leahy Corp., 11.125s, 2006 ......................................    423                     469,530
                                                                                               ------------
                                                                                               $  1,524,530
                                                                                               ------------
Chemicals -- 1.7%
Huntsman ICI Chemicals, Inc.,
 10.125s, 2009## ....................................................... $  700                $    702,625
Lyondell Chemical Co., 9.625s, 2007## ..................................    550                     563,062
Lyondell Chemical Co., 9.875s, 2007## ..................................    500                     509,375
Sterling Chemicals Holdings, Inc., 0s
 to 2001, 13.5s to 2008 ................................................    300                      90,000
Sterling Chemicals, Inc., 11.25s, 2007 .................................    575                     425,500
                                                                                               ------------
                                                                                               $  2,290,562
                                                                                               ------------



                                                                    Principal Amount
Issuer                                                                (000 Omitted)               Value
Consumer Goods and Services -- 6.1%
American Safety Razor Co.,
 9.875s, 2005 .......................................................... $1,000                $  1,010,000
General Binding Corp., 9.375s, 2008 ....................................  1,075                   1,017,219
Kindercare Learning Centers, Inc.,
 9.5s, 2009 ............................................................    850                     805,375
Polymer Group, Inc., 8.75s, 2008 .......................................    750                     725,625
Remington Products Co. LLC,
 11s, 2006 .............................................................    800                     654,000
Revlon Consumer Products Corp.,
 8.125s, 2006 ..........................................................  1,100                   1,072,500
Samsonite Corp., 10.75s, 2008 ..........................................  1,030                     829,150
Simmons Co., 10.25s, 2009## ............................................    750                     763,125
Synthetic Industries, Inc., 9.25s, 2007 ................................  1,475                   1,519,250
                                                                                               ------------
                                                                                               $  8,396,244
                                                                                               ------------
Container, Forest and Paper
 Products -- 7.0%
Applied Extrusion Technologies, Inc.,
 11.5s, 2002 ........................................................... $  325                $    331,500
Atlantis Plastics, Inc., 11s, 2003 .....................................    300                     303,000
Buckeye Cellulose Corp., 9.25s, 2008 ...................................  1,000                   1,020,000
Buckeye Technologies, Inc., 8s, 2010 ...................................    175                     167,125
Gaylord Container Corp., 9.75s, 2007 ...................................  1,420                   1,359,650
Gaylord Container Corp., 9.875s, 2008 ..................................    365                     324,850
Graham Packaging/GPC Capital Co.,
 8.75s, 2008 ...........................................................    650                     612,219
Packaging Corp. of America,
 9.625s, 2009## ........................................................    450                     456,750
Riverwood International Corp.,
 10.25s, 2006 ..........................................................    150                     151,500
Riverwood International Corp.,
 10.875s, 2008 .........................................................    550                     533,500
Silgan Holdings, Inc., 9s, 2009 ........................................    800                     792,000
Speciality Paperboard, Inc.,
 9.375s, 2006 ..........................................................  1,400                   1,422,750
U.S. Can Corp., 10.125s, 2006 ..........................................    950                     999,875
U.S. Timberlands, 9.625s, 2007 .........................................  1,160                   1,168,700
                                                                                               ------------
                                                                                               $  9,643,419
                                                                                               ------------
Corporate Asset Backed -- 0.7%
Merrill Lynch Mortgage Investors, Inc.,
 8.372s, 2022+ ......................................................... $1,000                $    931,563
                                                                                               ------------


                                                                         16-HYVA

                                                                    Principal Amount
Issuer                                                                (000 Omitted)               Value
Energy -- 4.5%
Cheasapeake Energy Corp.,
 9.625s, 2005 .......................................................... $1,130                $  1,039,600
Clark Refining & Marketing, Inc.,
 8.625s, 2008 ..........................................................    450                     425,813
Continental Resources, Inc.,
 10.25s, 2008 ..........................................................    925                     677,563
Forest Oil Corp., 10.5s, 2006 ..........................................  1,125                   1,167,187
HS Resources, Inc., 9.25s, 2006 ........................................  1,000                     985,000
Ocean Energy, Inc., 8.875s, 2007 .......................................    175                     172,375
P&L Coal Holdings Corp.,
 8.875s, 2008 ..........................................................    350                     350,875
P&L Coal Holdings Corp.,
 9.625s, 2008 ..........................................................    855                     861,412
Pride International, Inc., 10s, 2009 ...................................    420                     426,300
                                                                                               ------------
                                                                                               $  6,106,125
                                                                                               ------------
Entertainment -- 1.3%
Cinemark USA, Inc., 9.625s, 2008 ....................................... $1,000                $    985,000
Regal Cinemas Inc., 9.5s, 2008## .......................................    850                     799,000
                                                                                               ------------
                                                                                               $  1,784,000
                                                                                               ------------
Financial Institutions -- 1.0%
Willis Corroon Corp., 9s, 2009## ....................................... $1,400                $  1,349,250
                                                                                               ------------
Food and Beverage Products
Friendly Ice Cream Corp., 10.5s, 2007 .................................. $   10                $      8,875
                                                                                               ------------
Gaming and Hotels -- 5.6%
Boyd Gaming Corp., 9.5s, 2007 .......................................... $  410                $    405,900
Coast Hotels & Casinos, Inc.,
 9.5s, 2009## ..........................................................  1,470                   1,414,875
Eldorado Resorts LLC, 10.5s, 2006 ......................................  1,800                   1,914,750
Hollywood Park, Inc., 9.25s, 2007 ......................................    600                     589,500
Isle of Capri Casinos, Inc.,
 8.75s, 2009## .........................................................    550                     517,000
Park Place Entertainment Corp.,
 7.875s, 2005 ..........................................................    850                     807,500
Prime Hospitality Corp., 9.75s, 2007 ...................................    385                     381,150
Red Roof Inns, Inc., 9.625s, 2003 ......................................    150                     151,875
Santa Fe Hotel, Inc., 11s, 2000 ........................................  1,065                   1,011,750
Station Casinos, Inc., 8.875s, 2008## ..................................    475                     463,125
                                                                                               ------------
                                                                                               $  7,657,425
                                                                                               ------------



                                                                    Principal Amount
Issuer                                                                (000 Omitted)               Value
Industrial -- 8.0%
Columbus Mckinnon Corp.,
 8.5s, 2008 ............................................................ $  515                $    511,137
Day International Group, Inc.,
 11.125s, 2005 .........................................................    950                   1,007,000
Dura Operating Corp., 9s, 2009## .......................................    500                     481,250
Envirosource, Inc., 9.75s, 2003 ........................................    650                     407,875
Fairfield Manufacturing Co., Inc.,
 9.625s, 2008## ........................................................    450                     443,250
Furon Co., 8.125s, 2008 ................................................    800                     752,000
Hayes Wheels International, Inc.,
 9.125s, 2007 ..........................................................    825                     829,125
Haynes International, Inc.,
 11.625s, 2004 .........................................................    750                     712,500
IMO Industries, Inc., 11.75s, 2006 .....................................    920                     938,400
International Knife & Saw, Inc.,
 11.375s, 2006 .........................................................    300                     295,500
Johnstown America Industries,
 11.75s, 2005 ..........................................................    575                     612,375
Newcor, Inc., 9.875s, 2008 .............................................  1,100                     984,500
Numatics, Inc., 9.625s, 2008 ...........................................    170                     154,063
Oxford Automotive, Inc.,
 10.125s, 2007 .........................................................    525                     514,500
Simonds Industries, Inc.,
 10.25s, 2008 ..........................................................    800                     784,000
Talon Automotive Group, Inc.,
 9.625s, 2008 ..........................................................     50                      43,000
Thermadyne Holdings Corp., 0s to
 2003, 12.5s to 2008 ...................................................  1,650                     783,750
Thermadyne Manufacturing/Capital
 Corp., 9.875s, 2008 ...................................................    800                     747,000
                                                                                               ------------
                                                                                               $ 11,001,225
                                                                                               ------------
Media -- 11.5%
Acme Television LLC, 0s to 2000,
 10.875s to 2004 ....................................................... $  500                $    410,625
Adelphia Communications Corp.,
 8.375s, 2008## ........................................................  1,275                   1,226,993
Avalon Cable of Michigan,
 9.375s, 2008## ........................................................    100                     101,625
Big Flower Press Holdings, Inc.,
 8.625s, 2008## ........................................................    925                     851,000



17 - HYVA

                                                                     Principal Amount
Issuer                                                                 (000 Omitted)              Value
Media -- continued
Bresnan Communications Group, 0s to
 2004, 9.25s to 2009## .................................................  $  350               $    227,500
Bresnan Communications Group,
 8s, 2009## ............................................................     150                    150,375
Chancellor Media Corp., 8.75s, 2007 ....................................     800                    796,000
Chancellor Media Corp., 8s, 2008## .....................................      25                     24,500
Charter Communications Holdings,
 8.25s, 2007## .........................................................   1,425                  1,357,312
Classic Cable, Inc., 9.875s, 2008## ....................................     275                    284,625
Classic Communications, Inc., 0s to
 2003, 13.25s to 2009## ................................................     450                    297,000
CSC Holdings, Inc., 9.25s, 2005 ........................................     250                    261,250
Cumulus Media, Inc., 10.375s, 2008 .....................................     400                    424,000
FrontierVision Holding LP, 0s to 2001,
 11.87s to 2007 ........................................................     500                    432,500
Frontiervision Operating Partnership
 LP, 11s, 2006 .........................................................     375                    412,500
Golden Books Publishing, Inc.,
 7.65s, 2002** .........................................................     750                    305,625
Granite Broadcasting Corp.,
 10.375s, 2005 .........................................................     450                    456,750
Granite Broadcasting Corp.,
 8.875s, 2008 ..........................................................     885                    858,450
Hollinger International Publishing, Inc.,
 9.25s, 2007 ...........................................................     395                    403,888
Intermedia Capital Partners IV, LP,
 11.25s, 2006 ..........................................................     675                    766,125
Liberty Group Operating, Inc.,
 9.375s, 2008 ..........................................................     755                    724,800
LIN Holdings Corp., 0s to 2003,
 10s to 2008 ...........................................................     200                    132,000
LIN Televison Corp., 8.375s, 2008 ......................................     750                    720,000
Marvel Holdings, Inc., 0s, 1998** ......................................   1,165                          0
NTL Communications Corp., 0s to
 2003, 12.375s to 2008 .................................................   1,925                  1,294,563
Telemundo Holdings, Inc., 0s to 2003,
 11.5s to 2008 .........................................................   1,125                    596,250
United International Holdings, Inc., 0s
 to 2003, 10.75s to 2008 ...............................................   2,350                  1,551,000
World Color Press, Inc.,
 8.375s, 2008## ........................................................     300                    298,500



                                                                    Principal Amount
Issuer                                                                (000 Omitted)               Value
Media -- continued
World Color Press, Inc., 7.75s, 2009 ...................................  $  425               $    395,250
                                                                                               ------------
                                                                                               $ 15,761,006
                                                                                               ------------
Medical and Health Technology
 and Services -- 1.6%
Alaris Medical, Inc., 0s to 2003,
 11.25s to 2008## ......................................................  $  850               $    461,125
Prime Medical Services, Inc.,
 8.75s, 2008 ...........................................................   1,300                  1,267,500
Quest Diagnostic, Inc., 9.875s, 2009## .................................     425                    430,312
                                                                                               ------------
                                                                                               $  2,158,937
                                                                                               ------------
Metals and Minerals -- 3.8%
Alaska Steel Corp., 7.875s, 2009## .....................................  $  200               $    192,000
Alaska Steel Holdings Corp.,
 9.125s, 2006 ..........................................................     615                    630,375
Algoma Steel, Inc., 12.375s, 2005 ......................................     550                    533,500
Commonwealth Aluminum Corp.,
 10.75s, 2006 ..........................................................     650                    663,000
Doe Run Resources Corp.,
 11.25s, 2005 ..........................................................     700                    633,500
Jorgensen (Earle M.) Co., 9.5s, 2005 ...................................     650                    615,875
Kaiser Aluminum & Chemical Corp.,
 9.875s, 2002 ..........................................................     700                    705,250
Keystone Consolidated Industries, Inc.,
 9.625s, 2007 ..........................................................      25                     24,375
Metal Management, Inc., 10s, 2008 ......................................     700                    563,500
WCI Steel, Inc., 10s, 2004 .............................................     550                    559,625
Weirton Steel Corp., 10.75s, 2005 ......................................     150                    142,500
                                                                                               ------------
                                                                                               $  5,263,500
                                                                                               ------------
Retail -- 2.7%
Affinity Group Holding, Inc.,
 11s, 2007 .............................................................  $  350               $    350,438
Finlay Enterprises, Inc., 9s, 2008 .....................................     250                    238,125
Finlay Fine Jewelry Corp.,
 8.375s, 2008 ..........................................................     850                    833,000
J.Crew Operating Corp.,
 10.375s, 2007 .........................................................   1,225                  1,228,062
Musicland Group, Inc., 9s, 2003 ........................................     500                    475,000
Musicland Group, Inc., 9.875s, 2008 ....................................     550                    536,250
                                                                                               ------------
                                                                                               $  3,660,875
                                                                                               ------------


                                                                         18-HYVA

                                                                    Principal Amount
Issuer                                                                (000 Omitted)               Value
Supermarkets -- 0.9%
Jitney-Jungle Stores of America, Inc.,
 12s, 2006 ............................................................. $1,135                $    930,700
Pathmark Stores Inc., 0s to 1999,
 10.75s to 2003 ........................................................    150                     147,750
Penn Traffic Co., 8.625s, 2003** .......................................    550                     203,500
                                                                                               ------------
                                                                                               $  1,281,950
                                                                                               ------------
Telecommunications -- 13.5%
Allegiance Telecommunications, Inc.,
 0s to 2003, 11.75s to 2008 ............................................ $  800                $    494,000
Allegiance Telecommunications, Inc.,
 12.875s, 2008 .........................................................    575                     609,500
American Celluar Corp.,
 10.5s, 2008## .........................................................    700                     714,000
AMSC Acquisition Co., Inc.,
 12.25s, 2008 ..........................................................    600                     459,000
Centennial Cellular Operating Co.,
 10.75s, 2008## ........................................................    600                     621,000
Charter Commerce Holdings LLC,
 0s to 2004, 9.92s to 2011## ...........................................    200                     124,000
DTI Holdings, Inc., 0s to 2003,
 12.5s to 2008 .........................................................  1,450                     529,250
Exodus Communications, Inc.,
 11.25s, 2008 ..........................................................    300                     315,750
Global Crossings Holdings Ltd.,
 9.625s, 2008 ..........................................................    775                     837,000
ICG Holdings, Inc., 0s to 2001,
 12.55s to 2006 ........................................................    875                     700,000
Intermedia Communications, Inc.,
 0s to 2002, 11.25s to 2007 ............................................     80                      56,800
ITC Deltacom, Inc., 9.75s, 2008## ......................................  1,675                   1,716,875
Metromedia Fiber Network, Inc.,
 10s, 2008 .............................................................    825                     847,687
MJD Communications, Inc.,
 9.5s, 2008## ..........................................................    625                     623,438
Nextel Communications, Inc., 0s to
 2002, 9.75s to 2007 ...................................................  1,610                   1,112,662
Nextel International, Inc., 0s to 2003,
 12.125s to 2008 .......................................................    775                     403,000
Nextlink Communications, Inc., 0s to
 2004, 12.25s to 2009 ..................................................    275                     159,500



                                                                    Principal Amount
Issuer                                                                (000 Omitted)               Value
Telecommunications -- continued
Nextlink Communications, Inc.,
 10.75s, 2009 .......................................................... $1,100                $  1,127,500
Northeast Optic Network,
 12.75s, 2008 ..........................................................    550                     569,250
Pagemart Wireless, Inc., 0s to 2003,
 11.25s to 2008 ........................................................    675                     276,750
Psinet, Inc., 10s, 2005 ................................................     75                      74,625
Psinet, Inc., 11.5s, 2008## ............................................    450                     472,500
Rural Cellular Corp., 9.625s, 2008 .....................................    450                     466,875
Spectrasite Holdings, Inc., 0s to 2004,
 11.25s to 2009## ......................................................  1,750                     995,312
Spectrasite Holdings, Inc., 0s to 2003,
 12s to 2008## .........................................................    660                     415,800
Telesystem International Wireless, Inc.,
 0s, 2007 ..............................................................  1,025                     541,969
Time Warner Telecommunications LLC,
 9.75s, 2008 ...........................................................  1,150                   1,178,750
Triton PCS, Inc., 0s to 2003,
 11s to 2008 ...........................................................    775                     496,000
Viatel, Inc., 0s to 2003, 12.5s to 2008                                     275                     176,000
Viatel, Inc., 11.25s, 2008 .............................................    600                     609,000
Western Wireless Corp., 10.5s, 2007 ....................................    750                     809,063
                                                                                               ------------
                                                                                               $ 18,532,856
                                                                                               ------------
Transportation -- 0.4%
Moran Transportation Co.,
 11.75s, 2004 .......................................................... $  500                $    538,750
                                                                                               ------------
Utilities -- Electric--0.7%
Esi Tractebel Acquisition Corp., 7.99s,
 2011 .................................................................. $  350                $    343,437
International Utility Structures, 10.75s,
 2008 ..................................................................    625                     628,125
                                                                                               ------------
                                                                                               $    971,562
                                                                                               ------------
 Total U.S. Bonds .......................................................................      $109,160,463
                                                                                               ------------
Foreign Bonds -- 13.3%
Belgium -- 1.1%
Hermes Europe Railtel BV, 10.375s,
 2009 (Telecommunications) ............................................. $  350                $    354,375
Versatel Telecom B.V., 13.25s, 2008
 (Telecommunications) ..................................................  1,100                   1,149,500
                                                                                               ------------
                                                                                               $  1,503,875
                                                                                               ------------



19 - HYVA

                                                                       Principal Amount
Issuer                                                                    (000 Omitted)                Value
Canada -- 3.0%
MetroNet Communications Corp.,
 0s to 2002, 10.75s to 2007
 (Telecommunications) .................................................... $1,000                   $    780,000
MetroNet Communications Corp., 12s,
 2007 (Telecommunications) ...............................................    600                        684,000
PCI Chemicals Canada, Inc., 9.25s,
 2007 (Chemicals) ........................................................  1,090                        926,500
Repap New Brunswick, Inc., 9s, 2004
 (Container, Forest and Paper
 Products) ...............................................................    450                        417,375
Rogers Cablesystems, Inc., 10.125s,
 2012 (Telecommunications) ...............................................    750                        802,500
Russel Metals Inc, 10s, 2009
 (Metal and Minerals) ....................................................    450                        450,225
                                                                                                    ------------
                                                                                                    $  4,060,600
                                                                                                    ------------
Greece -- 0.2%
Fage Dairy Industries S.A., 9s, 2007
 (Food and Beverage Products) ............................................ $  375                   $    337,500
                                                                                                    ------------
Ireland -- 0.9%
Esat Holdings Ltd., 0s to 2002, 12.5s
 to 2007 (Telecommunications) ............................................ $  550                   $    390,500
Esat Telecom Group PLC, 11.875s,
 2008 (Telecommunications)## .............................................    825                        849,750
                                                                                                    ------------
                                                                                                    $  1,240,250
                                                                                                    ------------
Luxembourg -- 0.7%
Millicom International Cellular
 Communications Corp., 0s to 2001,
 13.5s to 2006 (Telecommunications) ...................................... $1,225                   $    912,625
                                                                                                    ------------
Mexico -- 0.4%
Satelites Mexicanos SA De CV,
 10.125s, 2004 (Telecommunications) ...................................... $  700                   $    558,250
                                                                                                    ------------
Netherlands -- 0.5%
Completel Europe NV, 0s to 2004, 14s
 to 2009 (Telecommunications)## .......................................... $1,200                   $    636,000
                                                                                                    ------------
Thailand -- 0.3%
Jasmine Submarine Telecom Ltd.,
 8.483s, 2011 (Industrial)## ............................................. $  504                   $    397,960
                                                                                                    ------------



                                                                           Principal Amount
Issuer                                                                       (000 Omitted)             Value
United Kingdom -- 6.2%
Colt Telecommunications Group PLC,
 0s to 2001,12s to 2006
 (Telecommunications) ....................................................       $2,050             $  1,691,250
Dialog Corporation PLC, 11s, 2007
 (Telecommunications) ....................................................          650                  602,875
Dolphin Telecom PLC, 0s to 2003, 14s
 to 2009 (Telecommunications)## ..........................................          530                  254,400
Dolphin Telecom PLC, 0s to 2003, 11.5s
 to 2008 (Telecommunications)## ..........................................        1,500                  748,125
Energis PLC, 9.75s, 2009
 (Telecommunications)## ..................................................          450                  459,000
Esprit Telecom Group PLC, 11.5s,
 2007 (Telecommunications)## .............................................          300                  309,000
Jazztel PLC, 14s, 2009
 (Telecommunications)## ..................................................          750                  738,750
NTL, Inc., 0s to 2004, 9.75s to 2009
 (Media)+ ................................................................GBP       700                  667,436
Ono Finance PLC, 13s, 2009
 (Financial Services)## ..................................................       $1,225                1,261,750
Telewest Communications PLC, 0s to
 2004, 9.25s to 2009 (Media)## ...........................................          400                  264,000
Telewest Communications PLC,
 11.25s, 2008 (Media) ....................................................          250                  292,500
Telewest PLC, 9.625s, 2006 (Media) .......................................          825                  849,750
ZSC Specialty, 11s, 2009 (Chemicals)## ...................................          375                  377,813
                                                                                                    ------------
                                                                                                    $  8,516,649
                                                                                                    ------------
 Total Foreign Bonds ....................................................................           $ 18,163,709
                                                                                                    ------------
 Total Bonds (Identified Cost, $132,033,629).............................................           $127,324,172
                                                                                                    ------------

                                                                                Shares
Stocks -- 0.2%
Consumer Goods and Services
Ranger Industries, Inc.* .................................................      123,210             $     46,204
                                                                                                    ------------
Real Estate
Atlantic Gulf Communities Corp.+* ........................................          150             $         94
                                                                                                    ------------
Telecommunications -- 0.2%
Classic Communications, Inc. .............................................        1,350             $     27,000
Viatel, Inc.* ............................................................        4,265                  239,373
                                                                                                    ------------
                                                                                                    $    266,373
                                                                                                    ------------
 Total Stocks (Identified Cost, $2,988,805) .............................................           $    312,671
                                                                                                    ------------



                                                                       20 - HYVA

Preferred Stock -- 3.0%


Issuer                                                                    Shares                    Value
Consumer Goods and Services
Renaissance Cosmetics, Inc., 14% .......................................      974                $          0
                                                                                                 ------------
Energy -- 0.3%
Clark USA, Inc., 11.5s .................................................      590                $    383,500
                                                                                                 ------------
Media -- 1.2%
CSC Holdings, Inc., 11.125% ............................................   14,384                $  1,596,624
                                                                                                 ------------
Special Products and Services -- 0.8%
Primedia, Inc., 8.625%* ................................................   11,500                $  1,104,011
                                                                                                 ------------
Telecommunications -- 0.7%
Crown Castle International Corp.,
 12.75s##* .............................................................      318                $    333,900
E Spire Communications, Inc., 12.75s ...................................      113                      45,200
Global Crossing Holdings Ltd., 10.5s# ..................................    1,700                     180,413
Nextel Communications, Inc., 13s* ......................................       70                      74,900
Rural Cellular Corp. ...................................................      399                     402,990
                                                                                                 ------------
                                                                                                 $  1,037,403
                                                                                                 ------------
 Total Preferred Stock (Identified Cost, $4,361,833) .........................................   $  4,121,538
                                                                                                 ------------
Warrants -- 1.0%
Allegiance Telecommunications, Inc.
 (Telecommunications)* .................................................    1,150                $      6,612
American Mobile Satellite Corp.
 (Telecommunications)*## ...............................................      600                      24,000
Colt Telecommunications Group PLC
 (Telecommunications) ##* ..............................................    1,357                     849,550
DTI Holdings, Inc.
 (Telecommunications)* .................................................    7,250                          72
Envirosource, Inc. (Industrial)*+ ......................................      238                         506
Esat Holdings Ltd.
 (Telecommunications)*## ...............................................      550                      38,500
ICO, Inc. (Energy)* ....................................................  375,000                     228,750
Jazztel Plc (Telecommunications)## .....................................    3,750                      67,500
Knology Holdings, Inc.
 (Telecommunications)*## ...............................................      500                       1,004
Loral Orion Network Systems, Inc.
 Expire 1/15/07
 (Telecommunications)* .................................................    1,000                       8,000
Loral Orion Network Systems, Inc.
 Expire 1/15/07
 (Telecommunications)* .................................................    1,100                      19,800
McCaw International Ltd.
 (Telecommunications)*## ...............................................      700                         875


Warrants -- continued

Issuer                                                                      Shares                   Value

MetroNet Communications Corp.
 (Telecommunications)*## ...........................................          600                $     45,000
Renaissance Cosmetics, Inc.
 (Consumer Goods and Services)* ....................................          788                           0
Versatel Telecom B.V.
 (Telecommunications)* .............................................        1,100                      55,000
                                                                                                 ------------
 Total Warrants (Identified Cost, $477,224) ..................................................   $  1,345,169
                                                                                                 ------------
Short-Term Obligations -- 1.6%
                                                                    Principal Amount
                                                                      (000 Omitted)
AT&T Corp., due 7/01/99, at
 Amortized Cost ........................................................  $ 2,100                $  2,100,000
                                                                                                 ------------
 Total Investments (Identified Cost, $141,961,491) ...........................................   $135,203,550
Other Assets, Less Liabilities--1.3% .........................................................      1,841,752
                                                                                                 ------------
 Net Assets - 100.0% .........................................................................   $137,045,302
                                                                                                 ============

           See portfolio footnotes and notes to financial statements



21 - HYVA

Portfolio of Investments (Unaudited) -- June 30, 1999
Managed Sectors Variable Account

Stocks -- 95.9%


Issuer                                                                           Shares              Value
Energy -- 5.8%
AES Corp.* .............................................................         14,900          $    866,062
Apache Corp. ...........................................................          7,500               292,500
Baker Hughes, Inc. .....................................................          4,000               134,000
Coastal Corp. ..........................................................          9,600               384,000
Diamond Offshore Drilling, Inc. ........................................            500                14,188
ENSCO International, Inc. ..............................................         21,300               424,669
Global Industries, Inc.* ...............................................          8,200               105,062
Global Marine, Inc.* ...................................................         17,300               267,069
Halliburton Co. ........................................................         30,800             1,393,700
Honeywell, Inc. ........................................................         12,400             1,436,850
Korea Electric Power Corp., ADR
 (South Korea) .........................................................         12,800               262,400
Nabors Industries, Inc.* ...............................................          9,400               229,712
Noble Drilling Corp.* ..................................................         38,300               754,031
Rowan Cos., Inc.* ......................................................          5,700               105,094
Santa Fe International Corp. ...........................................         23,500               540,500
Smith International, Inc.* .............................................          1,400                60,813
Williams Cos., Inc. ....................................................         23,700             1,008,731
                                                                                                 ------------
                                                                                                 $  8,279,381
                                                                                                 ------------
Financial Institutions -- 1.0%
Bank Tokyo Mitsubishi Ltd, ADR (Japan) .................................         44,100          $    642,206
FiNet.com, Inc.* .......................................................          1,000                 5,563
Morgan Stanley Dean Witter & Co. .......................................          7,400               758,500
                                                                                                 ------------
                                                                                                 $  1,406,269
                                                                                                 ------------
Leisure -- 51.4%
ADC Telecommunications, Inc. * .........................................          4,600          $    209,588
Alltel Corp. ...........................................................          7,800               557,700
AT&T Corp.* ............................................................         92,000             3,381,000
Cablevision Systems Corp.* .............................................          7,700               539,000
CBS Corp.* .............................................................         17,200               747,125
Century Communications Corp.* ..........................................          2,600               119,600
CenturyTel, Inc. .......................................................         10,850               431,288
Cincinnati Bell, Inc. ..................................................         32,400               807,975
Cisco Systems, Inc.* ...................................................         59,600             3,840,475
Clear Channel Communications, Inc.*.....................................         20,505             1,413,563
Colt Telecom Group PLC
 (United Kingdom)* .....................................................          7,000               604,625
Comcast Corp., "A" .....................................................         60,800             2,337,000
CommScope, Inc.* .......................................................          4,800               147,600
Compania Anonima Nacional Telefonos
 de Venezuela, ADR (Venezuela) .........................................          5,900               160,775
Corning, Inc. ..........................................................          8,900               624,112



Issuer                                                                           Shares              Value
Leisure -- continued
Covad Communications Group, Inc.* ......................................         11,900          $    634,419
Cox Communications, Inc.* ..............................................         12,400               456,475
Critical Path, Inc.* ...................................................            100                 5,531
DSP Communications, Inc.* ..............................................         10,100               291,638
Ericsson LM, ADR (Sweden) ..............................................         48,200             1,587,587
Frontier Corp. .........................................................         30,200             1,781,800
Gemstar International Group Ltd.* ......................................            800                52,200
General Instrument Corp.* ..............................................          9,100               386,750
General Motors Corp., "H" ..............................................          3,100               174,375
Global TeleSystems Group, Inc.* ........................................         38,300             3,102,300
Grupo Television S.A. de C.V., GDR
 (Mexico)* .............................................................          2,500               112,031
Hong Kong Telecommunications, ADR
 (Hong Kong)* ..........................................................         15,400               414,838
Infinity Broadcasting Corp.* ...........................................         21,600               642,600
Intermedia Communications, Inc.* .......................................         12,600               378,000
Koninklijke Philips Electronics N.V.
 (Netherlands) .........................................................          9,624               970,821
Korea Telecom Corp.* (South Korea) .....................................         10,200               408,000
Lucent Technologies, Inc. ..............................................         20,300             1,368,981
MCI WorldCom, Inc.* ....................................................         79,100             6,807,544
MediaOne Group, Inc.* ..................................................         42,600             3,168,375
Metromedia Fiber Network, Inc., "A"*....................................         10,200               366,563
Motorola, Inc. .........................................................         26,800             2,539,300
NEXTEL Communications, Inc.* ...........................................         28,500             1,430,344
Nippon Telephone & Telegraph Co.
 (Japan) ...............................................................             36               419,782
Nokia Corp., ADR (Finland) .............................................         20,800             1,904,500
Nortel Networks Corp. ..................................................         25,950             2,252,784
Novell, Inc.* ..........................................................         13,400               355,100
NTL, Inc.* .............................................................          9,500               818,781
NTT Mobile Communication Network,
 Inc. (Japan) ..........................................................             10               135,627
NTT Mobile Communications Network,
 Inc. (Japan) ..........................................................             40               535,892
Oak Industries, Inc. ...................................................          1,200                52,425
Omnipoint Corp.* .......................................................         26,600               769,737
QUALCOMM, Inc.* ........................................................         29,500             4,233,250
Qwest Communications
 International, Inc.* ..................................................         81,700             2,701,206
Rhythms NetConnections, Inc.* ..........................................          3,700               215,988
Scientific-Atlanta, Inc. ...............................................          7,800               280,800
SK Telecom Ltd., ADR (South Korea)*.....................................          3,600                61,200



                                                                         22-MSVA

Issuer                                                                           Shares              Value
Leisure -- continued
Sprint Corp. ...........................................................         36,200          $  1,911,812
Sprint Corp. (PCS Group) ...............................................         42,700             2,439,237
STMicroelectronics N.V. (Netherlands)...................................         12,100               839,437
Telecomunicacoes Brasileiras S.A.
 (Brazil) ..............................................................         17,250                 1,078
Telefonica Publicidad e Informacion,
 S.A. (Spain) ..........................................................          2,000                39,880
Tellabs, Inc.* .........................................................         34,700             2,344,419
Time Warner, Inc. ......................................................         52,100             3,829,350
Uniphase Corp.* ........................................................          7,100             1,178,600
Viatel, Inc.* ..........................................................          6,800               381,650
Vodafone Group PLC
 (United Kingdom) ......................................................          8,800             1,733,600
Western Wireless Corp.* ................................................         10,000               270,000
Winstar Communications, Inc.* ..........................................          6,600               321,750
                                                                                                 ------------
                                                                                                 $ 73,029,783
                                                                                                 ------------
Medical and Health Technology
 and Services -- 1.5%
Biogen, Inc.* ..........................................................         11,200          $    720,300
Boston Scientific Corp.* ...............................................         10,650               467,934
HEALTHSOUTH Corp.* .....................................................          9,400               140,413
LifePoint Hospitals, Inc.* .............................................            394                 5,294
Optical Coating Laboratory, Inc. .......................................            100                 8,363
Sepracor, Inc.* ........................................................          8,800               715,000
Triad Hospitals, Inc.* .................................................            394                 5,319
                                                                                                 ------------
                                                                                                 $  2,062,623
                                                                                                 ------------
Retail -- 2.8%
Abercrombie & Fitch Co.* ...............................................          8,600          $    412,800
Best Buy Co., Inc.* ....................................................          6,000               405,000
Gap, Inc. ..............................................................         10,700               539,013
Home Depot, Inc. .......................................................         11,100               715,256
The Mead Corp. .........................................................         12,400               517,700
Tiffany & Co. ..........................................................          3,800               366,700
Wal-Mart Stores, Inc. ..................................................         21,200             1,022,900
                                                                                                 ------------
                                                                                                 $  3,979,369
                                                                                                 ------------
Technology -- 22.5%
Adaptec, Inc.* .........................................................         35,000          $  1,235,937
Altera Corp.* ..........................................................          9,100               334,994
Analog Devices, Inc.* ..................................................         33,600             1,686,300
Applied Materials, Inc.* ...............................................         22,000             1,625,250
Ariba, Inc.* ...........................................................            300                29,175



Issuer                                                                           Shares              Value
Technology -- continued
ARM Holdings PLC,
 (United Kingdom)* .....................................................         60,000          $    697,853
ARM Holdings PLC, ADR
 (United Kingdom)* .....................................................         16,400               571,950
Ask Jeeves, Inc.* ......................................................            100                 1,400
ASM Lithography Holding N.V.
 (Netherlands)* ........................................................         15,800               938,125
Atmel Corp.* ...........................................................          9,700               254,019
EMC Corp.* .............................................................          5,300               291,500
Equant N.V. (Netherlands)* .............................................         12,900             1,214,212
Exodus Communications, Inc.* ...........................................          2,100               251,869
First Data Corp. .......................................................         40,000             1,957,500
Fujitsu Ltd. (Japan) ...................................................         21,000               422,883
GlobeSpan, Inc.* .......................................................            100                 3,975
GoTo.com, Inc.* ........................................................            400                11,200
Hitachi (Japan) ........................................................         92,000               863,546
IMRglobal Corp.* .......................................................          7,700               148,225
Informatica Corp.* .....................................................            100                 3,563
Inktomi Corp.* .........................................................          6,500               854,750
International Business Machines Corp.                                            15,200             1,964,600
Internet Commerce Corp.* ...............................................          5,000                65,000
JDA Software Group, Inc.* ..............................................         10,100                94,056
Keane, Inc. ............................................................          1,600                36,200
Lexmark International Group, Inc.* .....................................          1,800               118,913
Linear Technology Corp. ................................................          6,200               416,950
LSI Logic Corp.* .......................................................         27,300             1,259,212
Mannesmann AG (Germany) ................................................          6,500               971,246
Manugistics Group, Inc.* ...............................................         29,900               433,550
Micron Technology, Inc.* ...............................................          3,300               133,031
Microsoft Corp.* .......................................................         36,200             3,264,787
Oracle Corp.* ..........................................................         28,500             1,058,062
Peoplesoft, Inc.* ......................................................          9,600               165,600
Plx Technology Inc. ....................................................            900                42,638
Redback Networks, Inc.* ................................................            100                12,556
Sanmina Corp.* .........................................................          2,700               204,863
Software.com, Inc.* ....................................................            200                 4,638
Solectron Corp.* .......................................................         15,600             1,040,325
Sun Microsystems, Inc.* ................................................         13,300               916,037
SunGard Data Systems, Inc.* ............................................          1,000                34,500
Teradyne, Inc.* ........................................................         25,500             1,829,625
Texas Instruments, Inc. ................................................         17,000             2,465,000
Textron, Inc. ..........................................................          1,700               139,931
Vantive Corp.* .........................................................         12,500               142,969



23 - MSVA

Issuer                                                    Shares          Value
Technology -- continued
Verity, Inc.* ...........................................  4,200      $    227,588
Xilinx, Inc.* ........................................... 27,200         1,557,200
                                                                      ------------
                                                                      $ 31,997,303
                                                                      ------------
Other -- 10.9%
AlliedSignal, Inc. ......................................  3,400      $    214,200
Case Corp. .............................................. 15,900           765,187
Caterpillar, Inc. .......................................  7,000           420,000
Dana Corp. ..............................................    900            41,456
Deere & Co., Inc. .......................................  3,600           142,650
Eaton Corp. .............................................  6,800           625,600
Georgia-Pacific Corp. ................................... 10,400           492,700
Illinois Tool Works, Inc. ...............................  9,200           754,400
International Paper Co. ................................. 11,200           565,600
Omnicom Group, Inc. .....................................  1,450           116,000
Outdoor Systems, Inc.* ..................................  6,600           240,900
Sealed Air Corp.* .......................................  1,200            77,850
SPX Corp.* ..............................................  2,100           175,350
TRW, Inc. ...............................................  8,900           488,388
Tyco International Ltd. ................................. 97,600         9,247,600
U.S. Can Corp.* .........................................    100             2,225
Weyerhaeuser Co. ........................................ 15,925         1,094,844
                                                                      ------------
                                                                      $ 15,464,950
                                                                      ------------
 Total Stocks (Identified Cost, $115,423,276) ...................     $136,219,678
                                                                      ------------

Short-Term Obligations -- 11.3%

                                                   Principal Amount
                                                     (000 Omitted)
Federal Home Loan Bank, due 7/01/99 ..................... $7,580      $  7,580,000
Federal Home Loan Mortgage Corp.,
 due 7/19/99 ............................................  5,000         4,987,975
Federal National Mortgage Assn., due
 7/20/99 ................................................  2,700         2,693,103
General Electric Capital Corp.,
 due 7/01/99 ............................................    795           795,000
                                                                      ------------
 Total Short-Term Obligations, at Amortized Cost ................     $ 16,056,078
                                                                      ------------
 Total Investments (Identified Cost, $131,479,354) ..............     $152,275,756
Other Assets, Less Liabilities -- (7.2%) ........................     (10,163,742)
                                                                      ------------
  Net Assets - 100.0% ...........................................     $142,112,014
                                                                      ============

           See portfolio footnotes and notes to financial statements



Portfolio of Investments (Unaudited) -- June 30, 1999
Money Market Variable Account

Commercial Paper -- 55.3%


                                                   Principal Amount
Issuer                                               (000 Omitted)       Value
American General Corp., due 8/03/99 .....................$ 3,000     $  2,986,085
Archer-Daniels-Midland Co.,
 due 8/19/99 ............................................  3,000        2,980,196
Associates Corp. of North America,
 due 7/28/99 ............................................  3,500        3,487,453
AT&T Corp., due 7/26/99 .................................  3,500        3,488,406
Banc One Corp., due 9/13/99 .............................  3,000        2,969,228
Bank of America, FSB, due 7/27/99 .......................  3,000        2,989,730
Bellsouth Telecomm, Inc., due 7/13/99 ...................  3,000        2,995,050
Campbell Soup Co., due 7/12/99 ..........................  3,500        3,494,888
Caterpillar Financial Services,
 due 7/06/99 ............................................  4,000        3,997,344
Coca-Cola Co., due 9/15/99 ..............................  3,800        3,758,846
Ford Motor Credit Corp., due 8/16/99 ....................  3,000        2,980,757
General Electric Capital Corp.,
 due 7/29/99 ............................................  3,000        2,988,497
General Motors Acceptance Corp.,
 due 9/01/99 ............................................  3,000        2,974,477
GTE Funding, Inc., due 7/19/99 ..........................  3,500        3,490,987
IBM Credit Corp., due 8/09/99 ...........................  3,500        3,481,345
Merrill Lynch & Co., Inc., due 8/04/99...................  3,500        3,484,133
Morgan (J.P.) & Co., Inc., due 8/20/99 ..................  3,500        3,476,424
Motorola, Inc., due 7/01/99 .............................  3,000        3,000,000
National Rural Utilities Cooperative
 Finance Corp., due 7/09/99 .............................  4,000        3,995,760
Procter & Gamble Co., due 8/09/99 .......................  2,005        1,993,879
Salomon Smith Barney Holdings, Inc.,
 due 7/08/99 ............................................  3,000        2,997,194
Shell Oil Co., due 7/07/99 ..............................  3,000        2,997,620
                                                                     ------------
 Total Commercial Paper, at Amortized Cost and Value ............    $ 71,008,299
                                                                     ------------
U.S. Government and Agency
 Obligations -- 49.0%
Federal Agricultural Mortgage Corp.,
 due 7/20/99 ............................................$ 1,600     $  1,595,980
Federal Home Loan Bank,
 due 7/01/99 - 8/27/99 .................................. 18,500       18,443,813
Federal Home Loan Mortgage Corp.,
 due 7/15/99 - 9/10/99 .................................. 20,000       19,893,481


                                                                         24-MMVA

U.S. Government and Agency
 Obligations -- continued


                                                    Principal Amount
Issuer                                                (000 Omitted)       Value
Federal National Mortgage Assn.,
 due 7/23/99 - 10/13/99 ................................  23,199      $ 23,058,272
                                                                       -----------
  Total U.S. Government and Agency Obligations,
   at Amortized Cost and Value ..................................     $ 62,991,546
                                                                       -----------
  Total Investments, at Amortized Cost and Value ................     $133,999,845
Other Assets, Less Liabilities -- (4.3%) ........................       (5,512,330)
                                                                      ------------
   Net Assets - 100.0% ..........................................     $128,487,515
                                                                      ============



           See portfolio footnotes and notes to financial statements


Portfolio of Investments (Unaudited) -- June 30, 1999
Total Return Variable Account

Stocks -- 56.3%


Issuer                                                    Shares          Value
U.S. Stocks -- 50.6%
Aerospace -- 2.6%
AlliedSignal, Inc. .....................................  71,900      $  4,529,700
Lockheed-Martin Corp. ..................................  13,000           484,250
Raytheon Co., "A" ......................................  25,444         1,752,455
Raytheon Co., "B" ......................................  10,100           710,787
United Technologies Corp. ..............................   9,000           645,188
                                                                      ------------
                                                                      $  8,122,380
                                                                      ------------
Automotive -- 1.6%
Delphi Automotive Systems Corp. ........................  50,700      $    941,119
Ford Motor Co. .........................................  27,800         1,568,962
TRW, Inc. ..............................................  42,000         2,304,750
                                                                      ------------
                                                                      $  4,814,831
                                                                      ------------
Banks and Credit Companies -- 3.1%
Bank of New York Co., Inc. .............................  67,300      $  2,469,069
Mellon Bank Corp. ......................................  65,600         2,386,200
National City Corp. ....................................   3,300           216,150
PNC Bank Corp. .........................................  42,600         2,454,825
Washington Mutual, Inc. ................................   6,000           212,250
Wells Fargo Co. ........................................  45,500         1,945,125
                                                                      ------------
                                                                      $  9,683,619
                                                                      ------------
Business Machines -- 1.6%
International Business Machines Corp. ..................  18,000      $  2,326,500
Xerox Corp. ............................................  46,800         2,764,125
                                                                      ------------
                                                                      $  5,090,625
                                                                      ------------
Cellular Telephones -- 0.4%
Telephone & Data Systems, Inc. .........................  17,900      $  1,307,819
                                                                      ------------
Chemicals -- 1.3%
Dow Chemical Co. .......................................   9,000      $  1,141,875
Engelhard Corp. ........................................  52,900         1,196,863
Rohm & Haas Co. ........................................  39,100         1,676,412
                                                                      ------------
                                                                      $  4,015,150
                                                                      ------------
Coal -- 0.2%
CONSOL Energy, Inc.* ...................................  48,100      $    577,200
                                                                      ------------
Computer Hardware -- Systems -- 0.7%
Hewlett-Packard Co. ....................................  21,100      $  2,120,550
                                                                      ------------
Conglomerates -- 0.3%
Eastern Enterprises ....................................  26,800      $  1,065,300
                                                                      ------------
Consumer Goods and Services -- 0.9%
Kimberly-Clark Corp. ...................................  22,800      $  1,299,600



25 - TRVA

Issuer                                                                            Shares               Value
Consumer Goods and
 Services -- continued
Philip Morris Cos., Inc. .................................................         18,000          $    723,375
Tyco International Ltd. ..................................................          8,760               830,010
                                                                                                   ------------
                                                                                                   $  2,852,985
                                                                                                   ------------
Electrical Equipment -- 1.0%
Emerson Electric Co. .....................................................         41,400          $  2,603,025
General Electric Co. .....................................................          3,300               372,900
                                                                                                   ------------
                                                                                                   $  2,975,925
                                                                                                   ------------
Entertainment -- 1.9%
Disney (Walt) Co. ........................................................         29,400          $    905,888
MediaOne Group, Inc.* ....................................................         22,500             1,673,437
Time Warner, Inc. ........................................................         47,000             3,454,500
                                                                                                   ------------
                                                                                                   $  6,033,825
                                                                                                   ------------
Financial Institutions -- 2.4%
American Express Co. .....................................................         18,200          $  2,368,275
Citigroup, Inc. ..........................................................         45,500             2,161,250
Edwards (A.G.), Inc. .....................................................         46,200             1,489,950
Federal Home Loan Mortgage Corp. .........................................         22,400             1,299,200
                                                                                                   ------------
                                                                                                   $  7,318,675
                                                                                                   ------------
Food and Beverage Products -- 1.9%
Archer-Daniels-Midland Co. ...............................................        141,385          $  2,182,631
General Mills, Inc. ......................................................         22,700             1,824,512
Hershey Foods Corp. ......................................................          7,900               469,063
McCormick & Co., Inc. ....................................................         19,400               612,313
Quaker Oats Co. ..........................................................          2,800               185,850
Seagram Limited* .........................................................          9,900               494,381
                                                                                                   ------------
                                                                                                   $  5,768,750
                                                                                                   ------------
Forest and Paper Products -- 1.5%
Bowater, Inc. ............................................................         28,100          $  1,327,725
Champion International Corp. .............................................         32,200             1,541,575
International Paper Co. ..................................................         14,000               707,000
Weyerhaeuser Co. .........................................................         17,800             1,223,750
                                                                                                   ------------
                                                                                                   $  4,800,050
                                                                                                   ------------
Insurance -- 6.8%
Allstate Corp. ...........................................................         46,300          $  1,661,013
American International Group, Inc. .......................................          5,500               643,844
Chubb Corp. ..............................................................         39,000             2,710,500
CIGNA Corp. ..............................................................         28,800             2,563,200
Conseco, Inc. ............................................................            140                 4,261
Equitable Cos., Inc. .....................................................         52,300             3,504,100
Hartford Financial Services Group, Inc. ..................................         48,200             2,810,662



Issuer                                                                            Shares               Value
Insurance -- continued
Jefferson Pilot Corp. ....................................................         19,850          $  1,313,822
Lincoln National Corp. ...................................................         67,800             3,546,787
ReliaStar Financial Corp. ................................................         20,000               875,000
St. Paul Cos., Inc. ......................................................         42,000             1,336,125
                                                                                                   ------------
                                                                                                   $ 20,969,314
                                                                                                   ------------
Medical and Health Products -- 1.2%
American Home Products Corp. .............................................         24,700          $  1,420,250
Baxter International, Inc. ...............................................          8,600               521,375
Bristol-Myers Squibb Co. .................................................          6,000               422,625
Pharmacia & Upjohn, Inc. .................................................         24,000             1,363,500
                                                                                                   ------------
                                                                                                   $  3,727,750
                                                                                                   ------------
Medical and Health Technology
 and Services -- 0.3%
Columbia/HCA Healthcare Corp. ............................................         36,400          $    830,375
                                                                                                   ------------
Metals and Minerals -- 0.3%
Alcoa, Inc. ..............................................................         13,400          $    829,125
                                                                                                   ------------
Oil Services -- 0.9%
Halliburton Co. ..........................................................         20,900          $    945,725
Noble Drilling Corp.* ....................................................         97,600             1,921,500
                                                                                                   ------------
                                                                                                   $  2,867,225
                                                                                                   ------------
Oils -- 3.1%
Apache Corp. .............................................................          9,800          $    382,200
Chevron Corp. ............................................................         14,300             1,361,181
Conoco, Inc., "A" ........................................................         52,700             1,469,013
Exxon Corp. ..............................................................         12,000               925,500
Mobil Corp. ..............................................................         28,100             2,781,900
Texaco, Inc. .............................................................         17,700             1,106,250
Unocal Corp. .............................................................         38,600             1,529,525
                                                                                                   ------------
                                                                                                   $  9,555,569
                                                                                                   ------------
Photographic Products
Eastman Kodak Co. ........................................................          2,000          $    135,500
                                                                                                   ------------
Printing and Publishing -- 1.1%
Gannett Co., Inc. ........................................................         31,400          $  2,241,175
New York Times Co. .......................................................         35,800             1,317,887
                                                                                                   ------------
                                                                                                   $  3,559,062
                                                                                                   ------------
Railroads -- 0.5%
Burlington Northern Santa Fe Railway Co.                                           23,700          $    734,700
Norfolk Southern Corp. ...................................................         31,200               939,900
                                                                                                   ------------
                                                                                                   $  1,674,600
                                                                                                   ------------


                                                                         26-TRVA

Issuer                                                                             Shares             Value
Real Estate Investment Trusts -- 0.3%
TriNet Corporate Realty Trust, Inc. ....................................           29,600          $    819,550
                                                                                                   ------------
Restaurants and Lodging -- 1.2%
McDonald's Corp. .......................................................           90,000          $  3,718,125
                                                                                                   ------------
Stores -- 0.9%
Dayton Hudson Corp. ....................................................           43,400          $  2,821,000
                                                                                                   ------------
Supermarkets -- 0.5%
Albertsons, Inc. .......................................................           28,728          $  1,481,288
Kroger Co.* ............................................................            2,000                55,875
                                                                                                   ------------
                                                                                                   $  1,537,163
                                                                                                   ------------
Telecommunications -- 5.9%
AT&T Corp. .............................................................           27,601          $  1,540,481
Bell Atlantic Corp. ....................................................           17,200             1,124,450
GTE Corp. ..............................................................           82,500             6,249,375
Motorola, Inc. .........................................................           33,300             3,155,175
SBC Communications, Inc. ...............................................           61,844             3,586,952
Sprint Corp. ...........................................................           47,100             2,487,469
                                                                                                   ------------
                                                                                                   $ 18,143,902
                                                                                                   ------------
Utilities -- Electric -- 3.7%
Carolina Power & Light Co. .............................................           42,500          $  1,819,531
CMS Energy Corp. .......................................................           28,500             1,193,437
Duke Energy Corp. ......................................................           20,000             1,087,500
FirstEnergy Corp. ......................................................           15,000               465,000
GPU, Inc. ..............................................................           36,100             1,522,969
Pinnacle West Capital Corp. ............................................           44,700             1,799,175
Sempra Energy ..........................................................           21,100               477,388
Sierra Pacific Resources ...............................................           24,900               905,737
Southern Co. ...........................................................           50,000             1,325,000
Texas Utilities Co. ....................................................           21,500               886,875
                                                                                                   ------------
                                                                                                   $ 11,482,612
                                                                                                   ------------
Utilities -- Gas -- 2.5%
Coastal Corp. ..........................................................           98,200          $  3,928,000
Columbia Energy Group ..................................................           36,650             2,297,497
Sonat, Inc. ............................................................           35,100             1,162,687
UGI Corp. ..............................................................            5,000               100,938
Washington Gas Light Co. ...............................................            5,100               132,600
                                                                                                   ------------
                                                                                                   $  7,621,722
                                                                                                   ------------
 Total U.S. Stocks ...........................................................................     $156,840,278
                                                                                                   ------------
Foreign Stocks -- 5.7%
Canada -- 0.1%
Canadian National Railway Co.
 (Railroads) ...........................................................            7,200          $    482,400

Issuer                                                                           Shares                Value
France -- 0.1%
Axa (Insurance) ........................................................            2,100          $    256,007
                                                                                                   ------------
Netherlands -- 2.1%
Akzo Nobel N.V. (Chemicals) ............................................           48,700          $  2,047,562
ING Groep N.V. (Financial Services)* ...................................           53,081             2,871,747
Royal Dutch Petroleum Co., ADR
 (Oils) ................................................................           27,700             1,668,925
                                                                                                   ------------
                                                                                                   $  6,588,234
                                                                                                   ------------
Switzerland -- 0.8%
Nestle S.A. (Food and Beverage
 Products) .............................................................            1,310          $  2,360,292
                                                                                                   ------------
United Kingdom -- 2.6%
BP Amoco PLC, ADR (Oils) ...............................................           57,635          $  6,253,398
SmithKline-Beecham PLC, ADR
 (Medical and Health Products) .........................................           27,200             1,796,900
                                                                                                   ------------
                                                                                                   $  8,050,298
                                                                                                   ------------
 Total Foreign Stocks ........................................................................     $ 17,737,231
                                                                                                   ------------
 Total Stocks (Identified Cost, $145,347,801) ................................................     $174,577,509
                                                                                                   ------------
Bonds -- 35.4%
                                                                             Principal Amount
                                                                               (000 Omitted)
U.S. Bonds -- 35.2%
Airlines -- 0.9%
Continental Airlines, Inc., 9.5s, 2001 .................................           $   10          $     10,425
Delta Airlines, Inc., 6.65s, 2004 ......................................              569               557,967
Jet Equipment Trust, 9.41s, 2010## .....................................              330               365,149
Jet Equipment Trust, 8.64s, 2012## .....................................              228               241,362
Jet Equipment Trust, 11.44s, 2014## ....................................              300               364,761
Jet Equipment Trust, 10.69s, 2015## ....................................              250               295,765
Northwest Airlines, Inc., 8.52s, 2004 ..................................              223               214,414
Northwest Airlines, Inc., 7.625s, 2005 .................................              548               501,382
Northwest Airlines, Inc., 8.7s, 2007 ...................................              270               257,518
                                                                                                   ------------
                                                                                                   $  2,808,743
                                                                                                   ------------
Apparel and Textiles -- 0.2%
Jones Apparel Group, Inc., 6.25s,
 2001 ..................................................................           $  236          $    235,101
Jones Apparel Group, Inc., 7.875s,
 2006 ..................................................................              282               281,608
                                                                                                   ------------
                                                                                                   $    516,709
                                                                                                   ------------



27 - TRVA

                                                                     Principal Amount
Issuer                                                                (000 Omitted)               Value
Automotive -- 0.9%
Federal Mogul Corp., 7.5s, 2004 ........................................ $  916                $    864,370
Federal Mogul Corp., 7.75s, 2006 .......................................    560                     536,206
Ford Motor Co., 8.9s, 2032 .............................................    385                     450,616
Ford Motor Credit Co., 5.8s, 2009 ......................................    380                     347,282
General Motors Corp., 6.75s, 2028 ......................................    236                     215,579
TRW, Inc., 7.125s, 2009 ................................................    292                     283,590
                                                                                               ------------
                                                                                               $  2,697,643
                                                                                               ------------
Banks and Credit Companies -- 1.4%
Aristar, Inc., 5.85s, 2004 ............................................. $  479                $    463,035
Aristar, Inc., 7.25s, 2006 .............................................    432                     434,804
Beaver Valley Funding Corp. II,
 9s, 2017 ..............................................................    932                   1,022,683
Capital One Financial Corp.,
 7.25s, 2003 ...........................................................    400                     396,592
Colonial Capital II, 8.92s, 2027 .......................................    235                     221,386
Midland Funding Corp. II, "A",
 11.75s, 2005 ..........................................................    540                     619,013
Providian National Bank, 6.65s, 2004 ...................................    278                     268,751
Riggs National Corp., 8.5s, 2006 .......................................    200                     208,494
Washington Mutual Capital I,
 8.375s, 2027 ..........................................................    540                     545,681
                                                                                               ------------
                                                                                               $  4,180,439
                                                                                               ------------
Conglomerates -- 0.1%
Amerco, 7.85s, 2003 .................................................... $  428                $    412,027
                                                                                               ------------
Construction Services -- 0.4%
Georgia Pacific Corp., 9.875s, 2021 .................................... $1,150                $  1,241,643
                                                                                               ------------
Consumer Goods and Services -- 0.4%
Hilfiger (Tommy) USA, Inc., 6.5s, 2003.................................. $  440                $    429,198
Hilfiger (Tommy) USA, Inc., 6.85s, 2008 ................................    336                     315,544
Protection One Alarm Monitoring,
 7.375s, 2005 ..........................................................    650                     630,078
                                                                                               ------------
                                                                                               $  1,374,820
                                                                                               ------------
Corporate Asset Backed -- 3.0%
Banamex Credit Card Merchant
 Voucher, 6.25s, 2003## ................................................ $  457                $    455,147
BCF LLC, 7.75s, 2026## .................................................    191                     153,506
Beneficial Home Equity Loan Trust,
 5.038s, 2037 ..........................................................  1,357                   1,351,521
Contimortgage Home Equity,
 6.13s, 2013 ...........................................................  1,000                     995,930



                                                                     Principal Amount
Issuer                                                                (000 Omitted)               Value
Corporate Asset Backed -- continued
Continental Airlines Pass-Through
 Trust, Inc., 6.648s, 2017 ............................................. $1,405                $  1,343,432
Continental Airlines, Inc., 9.5s, 2013 .................................    140                     148,064
Continental Airlines, Inc., 10.22s, 2014                                    604                     654,862
Criimi Mae Commercial Mortgage
 Trust, 7s, 2011 .......................................................    320                     281,563
Ford Credit Auto Owner Trust,
 5.8s, 2000 ............................................................    321                     321,529
Northwest Airlines Pass Through
 Trust, 7.575s, 2019 ...................................................    344                     337,485
Residential Accredit Loans, Inc.,
 6.75s, 2028 ...........................................................  1,015                     987,088
Residential Accredit Loans, Inc.,
 7s, 2028 ..............................................................    500                     495,000
Time Warner Pass-Through Asset
 Trust, 6.1s, 2001## ...................................................  1,874                   1,866,110
                                                                                               ------------
                                                                                               $  9,391,237
                                                                                               ------------
Entertainment -- 0.8%
Hearst Argyle Television, Inc.,
 7.5s, 2027 ............................................................ $  477                $    448,423
News America Holdings, Inc.,
 6.703s, 2004 ..........................................................    215                     210,588
Time Warner, Inc., 10.15s, 2012 ........................................    430                     528,805
Time Warner, Inc., 8.375s, 2023 ........................................    826                     894,699
Time Warner, Inc., 9.15s, 2023 .........................................    200                     229,362
                                                                                               ------------
                                                                                               $  2,311,877
                                                                                               ------------
Finance -- 0.2%
Countrywide Funding Corp.,
 6.25s, 2009 ........................................................... $  300                $    276,159
Green Tree Financial Corp.,
 10.25s, 2002 ..........................................................    426                     447,619
                                                                                               ------------
                                                                                               $    723,778
                                                                                               ------------
Financial Institutions -- 2.8%
Ahold Finance, Inc., 6.25s, 2009 ....................................... $  663                $    624,466
Associates Corp., 5.5s, 2004 ...........................................    891                     848,963
Associates Corp., 5.75s, 2003 ..........................................    940                     914,319
AT&T Capital Corp., 6.25s, 2001 ........................................    253                     250,128
First Empire Capital Trust I,
 8.234s, 2027 ..........................................................    475                     457,729


                                                                         28-TRVA

                                                                     Principal Amount
Issuer                                                                (000 Omitted)               Value
Financial Institutions -- continued
General Motors Acceptance Corp.,
 6.15s, 2007 ........................................................... $  511                $    486,590
Goldman Sachs Group LP, 5.9s, 2003                                          590                     576,359
GS Escrow Corp., 6.75s, 2001 ...........................................  1,177                   1,162,598
GS Escrow Corp., 7.125s, 2005 ..........................................  1,498                   1,442,774
Providian National Bank, 6.7s, 2003 ....................................    500                     488,455
Salton Sea Funding Corp.,
 7.37s, 2005 ...........................................................    314                     313,329
Salton Sea Funding Corp.,
 7.84s, 2010 ...........................................................    400                     417,676
Salton Sea Funding Corp., 8.3s, 2011 ...................................    181                     184,893
Sunamerica Institutional, 5.75s, 2009 ..................................    441                     407,731
United Cos. Financial Corp.,
 7.7s, 2004 ............................................................    200                      46,000
                                                                                               ------------
                                                                                               $  8,622,010
                                                                                               ------------
Food and Beverage Products -- 0.6%
Nabisco, Inc., 6.375s, 2035 ............................................ $  290                $    277,695
Seagram (Joseph E) & Sons, Inc.,
 5.79s, 2001 ...........................................................    573                     562,480
Seagram (Joseph E) & Sons, Inc.,
 6.4s, 2003 ............................................................    985                     963,744
                                                                                               ------------
                                                                                               $  1,803,919
                                                                                               ------------
Forest and Paper Products -- 0.1%
Georgia Pacific Corp., 7.25s, 2028 ..................................... $  445                $    416,787
                                                                                               ------------
Industrial -- 0.1%
Lowes Cos., Inc., 6.875s, 2028 ......................................... $  170                $    158,780
                                                                                               ------------
Insurance -- 1.0%
Aflac, Inc., 6.5s, 2009 ................................................ $1,504                $  1,443,825
Atlantic Mutual Insurance Co.,
 8.15s, 2028 ...........................................................    620                     537,689
Conseco, Inc., 6.4s, 2001 ..............................................    500                     488,595
Providian Capital I, 9.525s, 2027 ......................................    755                     716,147
                                                                                               ------------
                                                                                               $  3,186,256
                                                                                               ------------
Medical and Health Products -- 0.1%
Bausch & Lomb, Inc., 6.5s, 2005 ........................................ $  270                $    255,636
Merck & Company, Inc., 5.95s, 2028 .....................................    190                     167,056
                                                                                               ------------
                                                                                               $    422,692
                                                                                               ------------

                                                                    Principal Amount
Issuer                                                               (000 Omitted)                Value
Oil Services -- 0.4%
McDermott, Inc., 9.375s, 2002 .......................................... $  890                $    926,855
Ultramar Diamond Shamrock Corp.,
 7.2s, 2017 ............................................................    395                     372,635
                                                                                               ------------
                                                                                               $  1,299,490
                                                                                               ------------
Oils -- 0.3%
Lasmo USA, Inc., 7.125s, 2003 .......................................... $  267                $    264,429
Occidental Petroleum Corp.,
 10.125s, 2001 .........................................................    452                     484,869
Seagull Energy Corp., 7.5s, 2027 .......................................    256                     216,220
                                                                                               ------------
                                                                                               $    965,518
                                                                                               ------------
Railroads -- 0.1%
Union Pacific Corp., 6.34s, 2003 ....................................... $  173                $    170,353
                                                                                               ------------
Restaurants and Lodging -- 0.1%
Circus Circus Enterprises, Inc.,
 6.7s, 2096 ............................................................ $  300                $    285,042
                                                                                               ------------
Stores -- 1.4%
Dillards, Inc., 7.13s, 2018 ............................................ $  270                $    250,063
Federated Department Stores, Inc.,
 8.5s, 2003 ............................................................    990                   1,048,103
Federated Department Stores, Inc.,
 6.3s, 2009 ............................................................    605                     566,940
Rite Aid Corp., 6s, 2003 ...............................................    501                     476,686
Saks, Inc., 7.25s, 2004 ................................................    385                     385,810
Saks, Inc., 8.25s, 2008 ................................................  1,515                   1,592,780
                                                                                               ------------
                                                                                               $  4,320,382
                                                                                               ------------
Telecommunications -- 1.8%
Cable & Wireless Communication,
 6.625s, 2005 .......................................................... $  640                $    629,421
Lear Corp., 7.96s, 2005 ................................................    434                     420,971
Qwest Communications International,
 Inc., 7.5s, 2008 ......................................................    653                     652,922
Sprint Capital Corp., 5.875s, 2004 .....................................    444                     425,499
Sprint Capital Corp., 6.375s, 2009 .....................................    482                     452,564
Sprint Capital Corp., 6.9s, 2019 .......................................  1,333                   1,234,331
TCI Communications Financing III,
 9.65s, 2027 ...........................................................    955                   1,080,697
Telecomunicaciones De Puerto,
 6.65s, 2006 ...........................................................    270                     260,639
WorldCom, Inc., 6.95s, 2028 ............................................    521                     493,882
                                                                                               ------------
                                                                                               $  5,650,926
                                                                                               ------------



29 - TRVA

                                                                    Principal Amount
Issuer                                                               (000 Omitted)                Value
U.S. Federal Agencies -- 5.8%
Federal National Mortgage
 Association -- 1.9%
FNMA, 5.722s, 2009 ..................................................... $  830                $    766,713
FNMA, 6.5s, 2027 - 2028 ................................................  2,044                   1,972,096
FNMA, 7s, 2029 - 2029 ..................................................  3,389                   3,350,258
                                                                                               ------------
                                                                                               $  6,089,067
                                                                                               ------------
Federal Home Loan Bank -- 3.9%
Federal Home Loan Bank, 5.7s, 2009 ..................................... $9,040                $  8,483,475
Federal Home Loan Bank, 6.5s, 2029 .....................................  3,692                   3,563,769
                                                                                               ------------
                                                                                               $ 12,047,244
                                                                                               ------------
 Total U.S. Federal Agencies ...............................................................   $ 18,136,311
                                                                                               ------------
U.S. Government Guaranteed -- 8.7%
Government National Mortgage
 Association -- 4.7%
GNMA, 6.5s, 2028 - 2029 ................................................ $3,581                $  3,443,401
GNMA, 7s, 2028 - 2028 ..................................................  2,918                   2,878,673
GNMA, 7.5s, 2023 - 2027 ................................................  6,379                   6,440,491
GNMA, 8s, 2025 - 2026 ..................................................  1,742                   1,784,250
                                                                                               ------------
                                                                                               $ 14,546,815
                                                                                               ------------
U.S. Treasury Obligations -- 4.0%
U.S. Treasury Bonds, 9.875s, 2015 ...................................... $6,642                $  9,064,271
U.S. Treasury Bonds, 6.125s, 2027 ......................................    996                     989,307
U.S. Treasury Bonds, 5.25s, 2028 .......................................  1,038                     920,093
U.S. Treasury Bonds, 5.5s, 2028 ........................................    823                     753,555
U.S. Treasury Notes, 5.25s, 2004 .......................................    268                     263,353
U.S. Treasury Notes, 6.5s, 2005 ........................................    345                     355,619
                                                                                               ------------
                                                                                               $ 12,346,198
                                                                                               ------------
 Total U.S. Government Guaranteed ..........................................................   $ 26,893,013
                                                                                               ------------
Utilities -- Electric -- 3.2%
CalEnergy Co., Inc., 7.23s, 2005 ....................................... $    5                $      4,961
CalEnergy Co., Inc., 7.52s, 2008 .......................................     10                      10,048
CalEnergy Co., Inc., 8.48s, 2028 .......................................    241                     257,190
Cleveland Electric Illuminating Co.,
 9s, 2023 ..............................................................    450                     486,526
Cleveland Electric Illuminating Co.,
 7.88s, 2017 ...........................................................    640                     651,949
CMS Energy Corp., 8s, 2001 .............................................    330                     328,720
Comed Financing II, 8.5s, 2027## .......................................    300                     300,411
Connecticut Light & Power Co.,
 7.875s, 2024 ..........................................................    500                     521,790



                                                                    Principal Amount
Issuer                                                               (000 Omitted)                Value
Utilities -- Electric -- continued
Connecticut Light & Power Co.,
 8.59s, 2003 ........................................................... $  600                $    633,906
Edison Mission Energy, 7.33s, 2008## ...................................    100                      99,684
Edison Mission Energy, 7.73s, 2009 .....................................    143                     144,773
El Paso Electric Co., 8.9s, 2006 .......................................    215                     233,428
Energy Mississippi, Inc., 6.2s, 2004 ...................................    384                     373,137
GGIB Funding Corp., 7.43s, 2011 ........................................    252                     245,713
Illinois Power Special Purpose Trust,
 5.26s, 2003 ...........................................................    237                     234,334
Long Island Lighting Co., 8.2s, 2023 ...................................    350                     348,695
Midamerican Funding LLC,
 5.85s, 2001 ...........................................................    455                     451,974
Midamerican Funding LLC,
 6.927s, 2029 ..........................................................    255                     239,919
Midland Cogeneration Venture Corp.,
 10.33s, 2002 ..........................................................    324                     339,633
Niagara Mohawk Power Corp.,
 7.75s, 2006 ...........................................................    275                     285,370
Niagara Mohawk Power Corp.,
 8.77s, 2018 ...........................................................    599                     625,727
Niagara Mohawk Power Corp.,
 8.75s, 2022 ...........................................................    410                     436,404
Niagara Mohawk Power Corp.,
 8.5s, 2023 ............................................................    285                     305,828
North Atlantic Energy, 9.05s, 2002 .....................................    170                     174,780
Northeast Utilities, 8.58s, 2006 .......................................    172                     171,347
PP&L, Inc., 6.125s, 2001 ...............................................    500                     500,310
Seabrook Station, 7.83s, 2019 ..........................................    345                     352,384
Toledo Edison Co., 7.875s, 2004 ........................................    500                     508,425
Waterford 3 Funding Energy Corp.,
 8.09s, 2017 ...........................................................    560                     563,354
                                                                                               ------------
                                                                                               $  9,830,720
                                                                                               ------------
Utilities -- Gas -- 0.4%
Coastal Corp., 6.2s, 2004 .............................................. $  699                $    683,168
Tennessee Gas Pipeline Co.,
 7.625s, 2037 ..........................................................    260                     258,325
Texas Gas Transmission Corp.,
 7.25s, 2027 ...........................................................    400                     378,100
                                                                                               ------------
                                                                                               $  1,319,593
                                                                                               ------------
 Total U.S. Bonds ..........................................................................   $109,140,708
                                                                                               ------------


                                                                         30-TRVA

                                                Principal Amount
Issuer                                            (000 Omitted)       Value
Foreign Bonds -- 0.2%
Canada -- 0.1%
Gulf Canada Resources Ltd.,
 9.25s, 2004 (Oils) ................................. $  260      $    262,587
                                                                  ------------
Finland -- 0.1%
UPM-Kymmene Corp., 7.45s, 2027
 (Forest and Paper Products)## ...................... $  500      $    471,310
                                                                  ------------
 Total Foreign Bonds .........................................    $    733,897
                                                                  ------------
 Total Bonds (Identified Cost, $112,708,781) .................    $109,874,605
                                                                  ------------
Convertible Preferred Stocks -- 1.9%
                                                      Shares
Consumer Goods and Services -- 0.6%
Newell Financial Trust I, 5.25% ..................... 31,500      $ 1,765,969
                                                                  -----------
Containers -- 0.1%
Owens Illinois, Inc., 4.75% .........................  7,200      $   315,000
                                                                  -----------
Insurance -- 0.5%
Lincoln National Corp., 7.75% ....................... 53,900      $ 1,465,406
                                                                  -----------
Oils -- 0.1%
Apache Corp., 6.5%* .................................  5,500      $   200,970
                                                                  -----------
Utilities -- Electric -- 0.3%
Texas Utilities Co., 9.25% .......................... 20,000      $ 1,100,000
                                                                  -----------
Utilities -- Gas -- 0.3%
El Paso Energy Capital Trust I, 4.75% ............... 18,000      $   891,000
                                                                  -----------
 Total Convertible Preferred Stocks (Identified Cost,
  $5,429,598) ................................................    $ 5,738,345
                                                                  -----------
Preferred Stocks -- 0.7%
Banks and Credit Companies -- 0.1%
NB Capital Corp., 8.35% ............................. 16,000      $   402,000
                                                                  -----------
Railroads -- 0.5%
Union Pacific Capital Trust, 6.25% .................. 28,300      $ 1,457,450
                                                                  -----------
Utilities -- Gas--0.1%
El Paso Tennessee Pipeline Co., 8.25% ...............  4,000      $   217,000
                                                                  -----------
 Total Preferred Stocks (Identified Cost, $1,963,220) .......     $ 2,076,450
                                                                  -----------


 Convertible Bonds -- 1.4%


                                                Principal Amount
Issuer                                            (000 Omitted)       Value
Business Machines -- 0.5%
Xerox Corp., 0s, 2018 ...............................$ 1,180      $    746,350
Xerox Corp., 0s, 2018## .............................  1,180           731,600
                                                                  ------------
                                                                  $  1,477,950
                                                                  ------------
Conglomerates -- 0.2%
Loews Corp., 3.125s, 2007 ...........................$   600      $    482,250
                                                                  ------------
Financial Services -- 0.6%
Bell Atlantic Financial Services, Inc.,
 4.25s, 2005## ......................................$ 1,980      $  2,024,550
                                                                  ------------
Medical and Health
 Technology and Services -- 0.1%
HealthSouth Corp., 3.25s, 2003 ......................$   550      $    460,625
                                                                  ------------
 Total Convertible Bonds (Identified Cost,
 $4,543,346) ..................................................   $  4,445,375
                                                                  ------------
Short-Term Obligations -- 3.5%
General Electric Capital Corp., due
 7/01/99, at Amortized Cost .........................$10,790      $ 10,790,000
                                                                  ------------
 Total Investments (Identified Cost, $280,782,746) ............   $307,502,284
Other Assets, Less Liabilities -- 0.8% ........................      2,630,812
                                                                  ------------
 Net Assets - 100.0% ..........................................   $310,133,096
                                                                  ============

           See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
  * Non-income producing security.
 ** Non-income producing security in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
  + Restricted security.



Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.


   AUD  = Australian Dollars         GRD  = Greek Drachma
   CAD  = Canadian Dollars           JPY  = Japanese Yen
   DKK  = Danish Krone               NZD  = New Zealand Dollars
   EUR  = Euro                       SEK  = Swedish Krona
   GBP  = British Pounds



31 - TRVA

               Statements of Assets and Liabilities (Unaudited) -- June 30, 1999 (000 Omitted)


                                                           Capital        Global     Government
                                                        Appreciation   Governments   Securities
                                                          Variable       Variable     Variable
                                                           Account       Account       Account
Assets:                                                -------------- ------------- ------------
 Investments --
  Investments cost ...................................    $513,799       $17,480      $173,705
  Unrealized appreciation (depreciation) .............     228,711          (679)          697
                                                          --------       -------      --------
   Total investments, at value .......................    $742,510       $16,801      $174,402
 Cash ................................................          11             3            22
 Net receivable for forward foreign currency
  exchange contracts to sell .........................          --            17            --
 Receivable for units sold ...........................          19            --             1
 Receivable for investments sold .....................       3,569            34             4
 Interest and dividends receivable ...................         190           204         1,827
 Receivable from sponsor .............................          --            62            --
 Other assets ........................................           8            --             2
                                                          --------       -------      --------
   Total assets ......................................    $746,307       $17,121      $176,258
                                                          --------       -------      --------
Liabilities:
 Net payable for forward foreign currency exchange
  contracts to purchase ..............................    $     --       $     4      $     --
 Net payable for foreign currency exchange
  contracts closed or subject to master netting
  agreements .........................................          --            97            --
 Payable for investments purchased ...................         637           348            --
 Payable for units surrendered .......................         299             1           173
 Written options outstanding, at value (premium
  received $70) ......................................          --           126            --
 Payable to affiliates --
  Investment adviser .................................          14            --             3
  Sponsor ............................................       1,119            --           240
 Accrued expenses and other accrued liabilities ......          37            36            47
                                                          --------       -------      --------
   Total liabilities .................................    $  2,106       $   612      $    463
                                                          --------       -------      --------
   Net assets ........................................    $744,201       $16,509      $175,795
                                                          ========       =======      ========

                                                           High       Managed     Money      Total
                                                           Yield      Sectors    Market      Return
                                                         Variable    Variable   Variable    Variable
                                                          Account     Account    Account    Account
Assets:                                                ------------ ---------- ---------- -----------
 Investments --
  Investments cost ...................................   $141,961    $131,479   $134,000   $280,783
  Unrealized appreciation (depreciation) .............     (6,757)     20,797         --     26,719
                                                         --------    --------   --------   --------
   Total investments, at value .......................   $135,204    $152,276   $134,000   $307,502
 Cash ................................................         76         169         88          4
 Net receivable for forward foreign currency
  exchange contracts to sell .........................         --          --         --         --
 Receivable for units sold ...........................          3           6        208         23
 Receivable for investments sold .....................        356       7,781         --      1,331
 Interest and dividends receivable ...................      2,603          52         --      1,888
 Receivable from sponsor .............................         --          --         --        606
 Other assets ........................................          2           1         14          4
                                                         --------    --------   --------   --------
   Total assets ......................................   $138,244    $160,285   $134,310   $311,358
                                                         --------    --------   --------   --------
Liabilities:
 Net payable for forward foreign currency exchange
  contracts to purchase ..............................   $     --    $     --   $     --   $     --
 Net payable for foreign currency exchange
  contracts closed or subject to master netting
  agreements .........................................         --          --         --         --
 Payable for investments purchased ...................      1,126      18,043         --      1,096
 Payable for units surrendered .......................         17          27      5,542         81
 Written options outstanding, at value (premium
  received $70) ......................................         --          --         --         --
 Payable to affiliates --
  Investment adviser .................................          3           3          2          6
  Sponsor ............................................          3          76        247         --
 Accrued expenses and other accrued liabilities ......         50          24         31         42
                                                         --------    --------   --------   --------
   Total liabilities .................................   $  1,199    $ 18,173   $  5,822   $  1,225
                                                         --------    --------   --------   --------
   Net assets ........................................   $137,045    $142,112   $128,488   $310,133
                                                         ========    ========   ========   ========

                       See notes to financial statements

(000 Omitted except for unit values)


                                                                 Capital        Global
                                                              Appreciation   Governments
                                                    Unit        Variable       Variable
                                        Units      Value         Account       Account
                                       ------- ------------- -------------- -------------
Net assets applicable to contract owners:
Capital Appreciation
 Variable Account --
 Compass 2 ...........................  6,901   $  75.7902      $522,955
 Compass 3 ...........................  2,040      50.2467       102,498
 Compass 3 -- Level 2 ................  5,371      20.7451       111,411
Global Governments Variable Account --
 Compass 2 ...........................    244   $  19.2003                     $ 4,709
 Compass 3 ...........................    225      18.8750                       4,245
 Compass 3 -- Level 2 ................    670      10.9817                       7,362
Government Securities Variable
 Account --
 Compass 2 ...........................  4,765   $  28.6647
 Compass 3 ...........................    836      20.1326
 Compass 3 -- Level 2 ................  1,695      11.6941
High Yield Variable Account --
 Compass 2 ...........................  3,343   $  33.2539
 Compass 3 ...........................    439      24.5671
 Compass 3 -- Level 2 ................    968      13.0420
Managed Sectors Variable Account --
 Compass 2 ...........................    670   $  58.1380
 Compass 3 ...........................    853      57.5583
 Compass 3 -- Level 2 ................  2,893      18.5022
Money Market Variable Account --
 Compass 2 ...........................  3,746   $  18.6666
 Compass 3 ...........................    992      15.3742
 Compass 3 -- Level 2 ................  3,678      11.4310
Total Return Variable Account --
 Compass 2 ...........................  3,253   $  34.6672
 Compass 3 ...........................  2,464      34.0816
 Compass 3 -- Level 2 ................  6,742      16.3438
                                                                --------       -------
Net assets applicable to owners of
 deferred contracts ..................                           736,864        16,316
Reserve for Variable Annuities --
  Compass 2 Contracts ....................................         6,570            55
  Compass 3 Contracts ....................................            15            --
  Compass 3 -- Level 2 Contracts .........................           752           138
                                                                --------       -------
    Net assets ...........................................      $744,201       $16,509
                                                                ========       =======

                                        Government     High      Managed     Money      Total
                                        Securities     Yield     Sectors    Market      Return
                                         Variable    Variable   Variable   Variable    Variable
                                          Account     Account    Account    Account    Account
                                       ------------ ---------- ---------- ---------- -----------
Net assets applicable to contract
  owners:
Capital Appreciation
 Variable Account --
 Compass 2 ...........................
 Compass 3 ...........................
 Compass 3 -- Level 2 ................
Global Governments Variable Account --
 Compass 2 ...........................
 Compass 3 ...........................
 Compass 3 -- Level 2 ................
Government Securities Variable
 Account --
 Compass 2 ...........................   $136,692
 Compass 3 ...........................     16,825
 Compass 3 -- Level 2 ................     19,821
High Yield Variable Account --
 Compass 2 ...........................              $111,151
 Compass 3 ...........................                10,769
 Compass 3 -- Level 2 ................                12,623
Managed Sectors Variable Account --
 Compass 2 ...........................                         $ 39,006
 Compass 3 ...........................                           49,084
 Compass 3 -- Level 2 ................                           53,533
Money Market Variable Account --
 Compass 2 ...........................                                    $ 69,875
 Compass 3 ...........................                                      15,232
 Compass 3 -- Level 2 ................                                      42,033
Total Return Variable Account --
 Compass 2 ...........................                                               $112,773
 Compass 3 ...........................                                                 83,959
 Compass 3 -- Level 2 ................                                                110,190
                                         --------   --------   --------   --------   --------
Net assets applicable to owners of
 deferred contracts ..................    173,338    134,543    141,623    127,140    306,922
Reserve for Variable Annuities --
   Compass 2 Contracts ..............       2,389      2,489        233      1,220      2,744
   Compass 3 Contracts ..............          17         13         --        128         43
   Compass 3 -- Level 2 Contracts ...          51         --        256         --        424
                                         --------   --------   --------   --------   --------
     Net assets .....................    $175,795   $137,045   $142,112   $128,488   $310,133
                                         ========   ========   ========   ========   ========

                       See notes to financial statements

Statements of Operations (Unaudited) -- Six Months Ended June 30, 1999 (000 Omitted)


                                                                         Capital        Global      Government
                                                                      Appreciation   Governments    Securities
                                                                        Variable       Variable      Variable
                                                                         Account       Account        Account
                                                                     -------------- ------------- --------------
Net investment income (loss):
Income --
 Interest ..........................................................    $   781       $    487       $ 6,027
 Dividends .........................................................      1,371             --            --
 Foreign taxes withheld ............................................         (8)            --            --
                                                                        -------       --------       -------
   Total investment income: ........................................    $ 2,144       $    487       $ 6,027
                                                                        -------       --------       -------
Expenses --
 Mortality and expense risk charge .................................    $ 4,548       $    112       $ 1,107
 Management fees ...................................................      2,540             69           483
 Administrative fees ...............................................         54              1            13
 Custodian fees ....................................................         98              8            26
 Distribution expense charges ......................................         77              4            13
 Auditing fees .....................................................         12             18            17
 Legal fees ........................................................          1              1             1
 Board of Managers fees and expenses ...............................          9             --             2
 Printing ..........................................................          6              3             7
 Miscellaneous .....................................................         --             --            12
                                                                        -------       --------       -------
  Total expenses: ..................................................    $ 7,345       $    216       $ 1,681
 Fees paid indirectly ..............................................         (5)            --            (8)
                                                                        -------       --------       -------
  Net expenses .....................................................    $ 7,340       $    216       $ 1,673
                                                                        -------       --------       -------
     Net investment income (loss) ..................................    $(5,196)      $    271       $ 4,354
                                                                        =======       ========       =======
Realized and unrealized gain (loss) on Investments:
Realized gain (loss) (identified cost basis) --
 Investment transactions ...........................................    $50,790       $    (72)      $  (676)
 Written Option Transactions .......................................         --            131            --
 Foreign currency and forward transactions .........................         --             --            --
                                                                        -------       --------       -------
   Net realized gain (loss) on investments and
    foreign currency transactions ..................................    $50,790       $     59       $  (676)
                                                                        -------       --------       -------
Change In unrealized appreciation (depreciation)
 Investments .......................................................    $ 7,963       $ (1,535)      $(8,089)
 Written options ...................................................         --            (47)           --
 Transactions of assets and liabilities in foreign currencies ......         --           (197)           --
                                                                        -------       --------       -------
  Net unrealized gain (loss) on investments and
   foreign currency translation ....................................    $ 7,963       $ (1,779)      $(8,089)
                                                                        -------       --------       -------
   Net realized and unrealized gain (loss) on
    investments and foreign currency transactions ..................    $58,753       $ (1,720)      $(8,765)
                                                                        -------       --------       -------
    Increase (decrease) in net assets from operations ..............    $53,557       $ (1,449)      $(4,411)
                                                                        =======       ========       =======

                                                                          High          Managed        Money        Total
                                                                          Yield         Sectors       Market        Return
                                                                        Variable       Variable      Variable      Variable
                                                                         Account        Account       Account      Account
                                                                     -------------- -------------- ------------ -------------
Net investment income (loss):
Income --
 Interest ..........................................................    $ 7,911        $   304       $2,993       $ 4,226
 Dividends .........................................................         58            261           --         1,913
 Foreign taxes withheld ............................................         --             --           --           (32)
                                                                        -------        -------       ------       -------
   Total investment income: ........................................    $ 7,969        $   565       $2,993       $ 6,107
                                                                        -------        -------       ------       -------
Expenses --
 Mortality and expense risk charge .................................    $ 1,002        $   826        $ 775       $ 1,903
 Management fees ...................................................        598            500          306         1,155
 Administrative fees ...............................................         12             10            9            23
 Custodian fees ....................................................         33             21           20            53
 Distribution expense charges ......................................         12             37           13            66
 Auditing fees .....................................................         19             15           10            17
 Legal fees ........................................................          1              1            1             2
 Board of Managers fees and expenses ...............................          2              2            2             4
 Printing ..........................................................          6              7            5            10
 Miscellaneous .....................................................         57              2            6             3
                                                                        -------        -------       ------       -------
  Total expenses: ..................................................    $ 1,742        $ 1,421       $1,147       $ 3,236
 Fees paid indirectly ..............................................         (9)            (3)          (1)           (5)
                                                                        -------        -------       ------       -------
  Net expenses .....................................................    $ 1,733        $ 1,418       $1,146       $ 3,231
                                                                        -------        -------       ------       -------
     Net investment income (loss) ..................................    $ 6,236        $  (853)      $1,847       $ 2,876
                                                                        =======        =======       ======       =======
Realized and unrealized gain (loss) on Investments:
Realized gain (loss) (identified cost basis) --
 Investment transactions ...........................................    $(2,251)       $23,928       $   --       $15,199
 Written Option Transactions .......................................         --             --           --            --
 Foreign currency and forward transactions .........................         --             --           --            (2)
                                                                        -------        -------       ------       -------
   Net realized gain (loss) on investments and
    foreign currency transactions ..................................    $(2,251)       $23,928       $   --       $15,197
                                                                        -------        -------       ------       -------
Change In unrealized appreciation (depreciation)
 Investments .......................................................    $ 3,084        $(4,493)      $   --       $(5,249)
 Written options ...................................................         --             --           --            --
 Transactions of assets and liabilities in foreign currencies ......         --             --           --            (1)
                                                                        -------        -------       ------       -------
  Net unrealized gain (loss) on investments and
   foreign currency translation ....................................    $ 3,084        $(4,493)      $   --       $(5,250)
                                                                        -------        -------       ------       -------
   Net realized and unrealized gain (loss) on
    investments and foreign currency transactions ..................    $   833        $19,435       $   --       $ 9,947
                                                                        -------        -------       ------       -------
    Increase (decrease) in net assets from operations ..............    $ 7,069        $18,582       $1,847       $12,823
                                                                        =======        =======       ======       =======

                       See notes to financial statements

Statements of Changes in Net Assets
(000 Omitted)


                                                        Capital Appreciation
                                                          Variable Account
                                                   ------------------------------
                                                      Six Months
                                                        Ended        Year Ended
                                                    June 30, 1999   December 31,
                                                     (Unaudited)        1998
                                                   --------------- --------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) ...................    $  (5,196)     $ (10,453)
  Net realized gain (loss) on investments
   and foreign currency transactions .............       50,790        118,859
  Net unrealized gain (loss) on investments
   and foreign currency translation ..............        7,963         60,814
                                                      ---------      ---------
   Increase (decrease) in net assets from
    operations ...................................    $  53,557      $ 169,220
                                                      ---------      ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received .....................    $  10,004      $  22,857
  Net transfers between variable and fixed
   accumulation accounts .........................      (17,053)         1,573
  Withdrawals, surrenders, annuitizations and
   contract charges ..............................      (45,421)       (76,838)
                                                      ---------      ---------
   Net accumulation activity .....................    $ (52,470)     $ (52,408)
                                                      ---------      ---------
 Annuitization activity:
  Annuitizations .................................    $     248      $     712
  Annuity payments and contract charges ..........         (560)          (943)
  Net transfers among accounts for annuity
   reserves ......................................         --              (20)
  Adjustments to annuity reserves ................         (149)          (274)
                                                      ---------      ---------
   Net annuitization activity ....................    $    (461)     $    (525)
                                                      ---------      ---------
  Increase (decrease) in net assets from
   participant transactions ......................    $ (52,931)     $ (52,933)
                                                      ---------      ---------
   Total increase (decrease) in net assets .......    $     626      $ 116,287
Net assets:
 At beginning of period ..........................      743,575        627,288
                                                      ---------      ---------
 At end of period ................................    $ 744,201      $ 743,575
                                                      =========      =========

                                                        Global Governments           Government Securities
                                                         Variable Account              Variable Account
                                                   ----------------------------- -----------------------------
                                                     Six Months                     Six Months
                                                        Ended       Year Ended        Ended        Year Ended
                                                    June 30,1999   December 31,   June 30, 1999   December 31,
                                                     (Unaudited)       1998        (Unaudited)        1998
                                                   -------------- -------------- --------------- -------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) ...................    $   271        $   693        $   4,354      $   8,565
  Net realized gain (loss) on investments
   and foreign currency transactions .............         59          1,044             (676)         2,697
  Net unrealized gain (loss) on investments
   and foreign currency translation ..............     (1,779)           872           (8,089)         1,043
                                                      -------        -------        ---------      ---------
   Increase (decrease) in net assets from
    operations ...................................    $(1,449)       $ 2,609        $  (4,411)     $  12,305
                                                      -------        -------        ---------      ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received .....................    $   465        $   959        $   1,975      $   4,155
  Net transfers between variable and fixed
   accumulation accounts .........................     (1,600)        (3,439)          11,655         (4,446)
  Withdrawals, surrenders, annuitizations and
   contract charges ..............................     (1,511)        (3,661)         (12,005)       (27,280)
                                                      -------        -------        ---------      ---------
   Net accumulation activity .....................    $(2,646)       $(6,141)       $   1,625      $ (27,571)
                                                      -------        -------        ---------      ---------
 Annuitization activity:
  Annuitizations .................................    $  --          $     9        $     151      $     651
  Annuity payments and contract charges ..........         (5)           (48)            (246)          (493)
  Net transfers among accounts for annuity
   reserves ......................................       --             --               --            --
  Adjustments to annuity reserves ................         88             (5)             (37)          (114)
                                                      -------        -------        ---------      ---------
   Net annuitization activity ....................    $    83        $   (44)       $    (132)     $      44
                                                      -------        -------        ---------      ---------
  Increase (decrease) in net assets from
   participant transactions ......................    $(2,563)       $(6,185)       $   1,493      $ (27,527)
                                                      -------        -------        ---------      ---------
   Total increase (decrease) in net assets .......    $(4,012)       $(3,576)       $  (2,918)     $ (15,222)
Net assets:
 At beginning of period ..........................     20,521         24,097          178,713        193,935
                                                      -------        -------        ---------      ---------
 At end of period ................................    $16,509        $20,521        $ 175,795      $ 178,713
                                                      =======        =======        =========      =========

                       See notes to financial statements

(000 Omitted)


                                                                                  High Yield                Managed Sectors
                                                                               Variable Account            Variable Account
                                                                         ---------------------------- ---------------------------
                                                                           Six Months                   Six Months
                                                                             Ended                        Ended
                                                                            June 30,     Year Ended      June 30,     Year Ended
                                                                              1999      December 31,       1999      December 31,
                                                                          (Unaudited)       1998       (Unaudited)       1998
                                                                         ------------- -------------- ------------- -------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) .........................................   $   6,236     $  13,874      $   (853)     $  (1,930)
  Net realized gain (loss) on investments and foreign
   currency transactions ...............................................      (2,251)          981        23,928          1,901
  Net unrealized gain (loss) on investments and foreign
   currency translation ................................................       3,084       (13,784)       (4,493)        12,245
                                                                           ---------     ---------      --------      ---------
   Increase in net assets from operations ..............................   $   7,069     $   1,071      $ 18,582      $  12,216
                                                                           ---------     ---------      --------      ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................   $   1,465     $   4,025      $  3,953      $   8,772
  Net transfers between variable and fixed accumulation accounts .......      (7,465)      (38,434)        3,882         (3,980)
  Withdrawals, surrenders, annuitizations and contract charges .........     (11,528)      (21,276)       (9,382)       (13,633)
                                                                           ---------     ---------      --------      ---------
   Net accumulation activity ...........................................   $ (17,528)    $ (55,685)     $ (1,547)     $  (8,841)
                                                                           ---------     ---------      --------      ---------
 Annuitization activity:
  Annuitizations .......................................................   $      71     $     199      $  --         $     119
  Annuity payments and contract charges ................................        (196)         (398)          (56)           (85)
  Net transfers among accounts for annuity reserves ....................           1           --            --            --
  Adjustments to annuity reserves ......................................         (81)          (11)          (85)            70
                                                                           ---------     ---------      --------    -----------
   Net annuitization activity ..........................................   $    (205)    $    (210)     $   (141)     $     104
                                                                           ---------     ---------      --------    -----------
  Decrease in net assets from participant transactions .................   $ (17,733)    $ (55,895)     $ (1,688)     $  (8,737)
                                                                           ---------     ---------      --------    -----------
   Total increase (decrease) in net assets .............................   $ (10,664)    $ (54,824)     $ 16,894      $   3,479
Net assets:
 At beginning of period ................................................     147,709       202,533       125,218        121,739
                                                                           ---------     ---------      --------    -----------
 At end of period ......................................................   $ 137,045     $ 147,709      $142,112      $ 125,218
                                                                           =========     =========      ========    ===========

                       See notes to financial statements

(000 Omitted)


                                                                                 Money Market
                                                                               Variable Account
                                                                         ----------------------------
                                                                           Six Months
                                                                             Ended
                                                                            June 30,     Year Ended
                                                                              1999      December 31,
                                                                          (Unaudited)       1998
                                                                         ------------- --------------
Increase (decrease) in net assets:
From operations:
  Net investment income ................................................   $   1,847     $   4,272
  Net realized gain on investments and foreign currency
   transactions ........................................................          --            --
  Net unrealized loss on investments and foreign currency
   translation .........................................................          --            --
                                                                           ---------     ---------
   Increase in net assets from operations ..............................   $   1,847     $   4,272
                                                                           ---------     ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................   $   2,483     $   3,304
  Net transfers between variable and fixed accumulation accounts .......       6,405        43,396
  Withdrawals, surrenders, annuitizations and contract charges .........     (15,452)      (30,191)
                                                                           ---------     ---------
   Net accumulation activity ...........................................   $  (6,564)    $  16,509
                                                                           ---------     ---------
 Annuitization activity:
  Annuitizations .......................................................   $     145     $      23
  Annuity payments and contract charges ................................        (115)         (231)
  Net transfers among accounts for annuity reserves ....................         353           (62)
  Adjustments to annuity reserves ......................................         (72)          (64)
                                                                           ---------     ---------
   Net annuitization activity ..........................................   $     311     $    (334)
                                                                           ---------     ---------
  Increase (decrease) in net assets from participant transactions ......   $  (6,253)    $  16,175
                                                                           ---------     ---------
   Total increase (decrease) in net assets .............................   $  (4,406)    $  20,447
Net assets:
 At beginning of period ................................................     132,894       112,447
                                                                           ---------     ---------
 At end of period ......................................................   $ 128,488     $ 132,894
                                                                           =========     =========

                                                                                 Total Return
                                                                               Variable Account
                                                                         -----------------------------
                                                                            Six Months
                                                                              Ended
                                                                             June 30,    Year Ended
                                                                               1999      December 31,
                                                                           (Unaudited)       1998
                                                                         --------------- -------------
Increase (decrease) in net assets:
From operations:
  Net investment income ................................................    $  2,876     $   6,725
  Net realized gain on investments and foreign currency
   transactions ........................................................      15,197        47,030
  Net unrealized loss on investments and foreign currency
   translation .........................................................      (5,250)      (22,774)
                                                                            --------     ---------
   Increase in net assets from operations ..............................    $ 12,823     $  30,981
                                                                            --------     ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................    $  6,939     $  15,109
  Net transfers between variable and fixed accumulation accounts .......      (2,351)          250
  Withdrawals, surrenders, annuitizations and contract charges .........     (27,887)      (42,128)
                                                                            --------     ---------
   Net accumulation activity ...........................................    $(23,299)    $ (26,769)
                                                                            --------     ---------
 Annuitization activity:
  Annuitizations .......................................................    $     25     $     102
  Annuity payments and contract charges ................................        (243)         (589)
  Net transfers among accounts for annuity reserves ....................          (1)           17
  Adjustments to annuity reserves ......................................          23           157
                                                                            --------     ---------
   Net annuitization activity ..........................................    $   (196)    $    (313)
                                                                            --------     ---------
  Increase (decrease) in net assets from participant transactions ......    $(23,495)    $ (27,082)
                                                                            --------     ---------
   Total increase (decrease) in net assets .............................    $(10,672)    $   3,899
Net assets:
 At beginning of period ................................................     320,805       316,906
                                                                            --------     ---------
 At end of period ......................................................    $310,133     $ 320,805
                                                                            ========     =========

                       See notes to financial statements

Per Unit and Other Data


                                                        Capital Appreciation Variable Account
                                                        -------------------------------------
                                                                      Compass 2
                                                        -------------------------------------
                                                            Six Months         Year Ended
                                                               Ended           December 31,
                                                            June 30, 1999    ----------------
                                                             (Unaudited)           1998
                                                        -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...............     $  70.4257          $ 55.3902
                                                            ----------          ---------
 Investment income ....................................     $   0.2140          $  0.3113
 Expenses .............................................         0.7288             1.2754
                                                            ----------          ---------
  Net investment loss .................................     $  (0.5148)         $ (0.9641)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......         5.8793            15.9996
                                                            ----------          ---------
 Net increase (decrease) in unit value ................     $   5.3645          $ 15.0355
                                                            ----------          ---------
 Unit value:
 Net asset value -- end of period .....................     $  75.7902          $ 70.4257
                                                            ==========          =========
Ratios (to average net assets):
 Expenses+## ..........................................          0.76%++            0.77%
 Net investment loss ..................................        (1.44)%++          (1.55)%
Portfolio turnover ....................................            28%                78%
Number of units outstanding at end of period
 (000 omitted) ........................................          6,901              7,447

                                                                       Capital Appreciation Variable Account
                                                        -------------------------------------------------------------------
                                                                                     Compass 2
                                                        -------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                        -------------------------------------------------------------------
                                                              1997             1996             1995             1994
                                                        ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...............    $ 45.4107        $ 37.7151        $ 28.0107        $ 32.9053
                                                           ---------        ---------        ---------        ---------
 Investment income ....................................    $  0.3241        $  0.2861        $  0.3624        $  0.4277
 Expenses .............................................       1.0741           0.8695           0.6989           0.6325
                                                           ---------        ---------        ---------        ---------
  Net investment loss .................................    $ (0.7500)       $ (0.5834)       $ (0.3365)       $ (0.2048)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......      10.7295           8.2790          10.0409          (4.6898)
                                                           ---------        ---------        ---------        ---------
 Net increase (decrease) in unit value ................    $  9.9795        $  7.6956        $  9.7044        $ (4.8946)
                                                           ---------        ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period .....................    $ 55.3902        $ 45.4107        $ 37.7151        $ 28.0107
                                                           =========        =========        =========        =========
Ratios (to average net assets):
 Expenses+## ..........................................        0.77%            0.78%            0.80%            0.79%
 Net investment loss ..................................      (1.45)%          (1.41)%          (1.02)%          (0.69)%
Portfolio turnover ....................................          60%              66%              96%              95%
Number of units outstanding at end of period
 (000 omitted) ........................................        8,173            9,004           10,014           11,310


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.



                       See notes to financial statements

                                                        Capital Appreciation Variable Account
                                                        -------------------------------------
                                                                      Compass 3
                                                        -------------------------------------
                                                            Six Months          Year Ended
                                                                Ended           December 31,
                                                            June 30, 1999    ----------------
                                                             (Unaudited)           1998
                                                        -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...............     $  46.7129          $ 36.7764
                                                            ----------          ---------
 Investment income ....................................     $   0.1395          $  0.2031
 Expenses .............................................         0.5021             0.8753
                                                            ----------          ---------
  Net investment loss .................................     $  (0.3626)         $ (0.6722)
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions ........         3.8964            10.6087
                                                            ----------          ---------
 Net increase (decrease) in unit value ................     $   3.5338          $  9.9365
                                                            ----------          ---------
 Unit value:
 Net asset value -- end of period .....................     $  50.2467          $ 46.7129
                                                            ==========          =========
Ratios (to average net assets):
 Expenses+## ..........................................          0.76%++            0.77%
 Net investment loss ..................................        (1.44)%++          (1.55)%
Portfolio turnover ....................................            28%                78%
Number of units outstanding at end of period
 (000 omitted) ........................................          2,040              2,452

                                                                       Capital Appreciation Variable Account
                                                        -------------------------------------------------------------------
                                                                                     Compass 3
                                                        -------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                        -------------------------------------------------------------------
                                                              1997             1996             1995             1994
                                                        ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...............    $ 30.1803        $ 25.0907        $ 18.6531        $ 21.9341
                                                           ---------        ---------        ---------        ---------
 Investment income ....................................    $  0.2107        $  0.1893        $  0.2402        $  0.2870
 Expenses .............................................       0.7383           0.6053           0.4847           0.4421
                                                           ---------        ---------        ---------        ---------
  Net investment loss .................................    $ (0.5276)       $ (0.4160)       $ (0.2445)       $ (0.1551)
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions ........       7.1237           5.5056           6.6821          (3.1259)
                                                           ---------        ---------        ---------        ---------
 Net increase (decrease) in unit value ................    $  6.5961        $  5.0896        $  6.4376        $ (3.2810)
                                                           ---------        ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period .....................    $ 36.7764        $ 30.1803        $ 25.0907        $ 18.6531
                                                           =========        =========        =========        =========
Ratios (to average net assets):
 Expenses+## ..........................................        0.77%            0.78%            0.80%            0.79%
 Net investment loss ..................................      (1.45)%          (1.41)%          (1.02)%          (0.69)%
Portfolio turnover ....................................          60%              66%              96%              95%
Number of units outstanding at end of period
 (000 omitted) ........................................        2,953            3,721            4,272            4,686


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.



                       See notes to financial statements

                                                                      Capital Appreciation Variable Account
                                                     -----------------------------------------------------------------------
                                                                               Compass 3 - Level 2
                                                     -----------------------------------------------------------------------
                                                          Six Months
                                                             Ended                     Year Ended December 31,
                                                         June 30, 1999    --------------------------------------------------
                                                          (Unaudited)           1998             1997             1996
                                                     -------------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ............     $  19.2720          $ 15.1500        $ 12.4143        $ 10.3053
                                                         ----------          ---------        ---------        ---------
 Investment income .................................     $   0.0587          $  0.0850        $  0.0914        $  0.0790
 Expenses ..........................................         0.1958             0.3421           0.2935           0.2370
                                                         ----------          ---------        ---------        ---------
  Net investment loss ..............................     $  (0.1371)         $ (0.2571)       $ (0.2021)       $ (0.1580)
 Net realized and unrealized gain on investments and
  foreign currency transactions ....................         1.6102             4.3791           2.9378           2.2670
                                                         ----------          ---------        ---------        ---------
 Net increase in unit value ........................     $   1.4731          $  4.1220        $  2.7357         $  2.109
                                                         ----------          ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period ..................     $  20.7451          $ 19.2720        $ 15.1500        $ 12.4143
                                                         ==========          =========        =========        =========
Ratios (to average net assets):
 Expenses+## .......................................          0.76%++            0.77%            0.77%            0.78%
 Net investment loss ...............................        (1.44)%++          (1.55)%          (1.45)%          (1.41)%
Portfolio turnover .................................            28%                78%              60%              66%
Number of units outstanding at end of period
 (000 omitted) .....................................          5,371              5,055            3,971            2,494

                                                     Capital Appreciation
                                                       Variable Account
                                                     --------------------
                                                     Compass 3 - Level 2
                                                     --------------------
                                                         Period Ended
                                                         December 31,
                                                             1995#
                                                     --------------------
Per unit data:*
 Net asset value -- beginning of period ............     $  10.0000
                                                         ----------
 Investment income .................................     $   0.0196
 Expenses ..........................................         0.0517
                                                         ----------
  Net investment loss ..............................     $  (0.0321)
 Net realized and unrealized gain on investments and
  foreign currency transactions ....................         0.3374
                                                         ----------
 Net increase in unit value ........................     $   0.3053
                                                         ----------
 Unit value:
 Net asset value -- end of period ..................     $  10.3053
                                                         ==========
Ratios (to average net assets):
 Expenses+## .......................................          0.80%++
 Net investment loss ...............................        (1.02)%++
Portfolio turnover .................................            96%
Number of units outstanding at end of period
 (000 omitted) .....................................            955


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.



                       See notes to financial statements

                                                          Global Governments Variable
                                                                    Account
                                                        --------------------------------
                                                                   Compass 2
                                                        --------------------------------
                                                            Six Months       Year Ended
                                                               Ended        December 31,
                                                           June 30, 1999   -------------
                                                            (Unaudited)         1998
                                                        ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   20.8302      $  18.2798
                                                           -----------      ----------
 Investment income ....................................    $    0.5386      $   1.0806
 Expenses .............................................         0.2357          0.4506
                                                           -----------      ----------
  Net investment income ...............................    $    0.3029      $   0.6300
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......        (1.9328)         1.9204
                                                           -----------      ----------
 Net increase (decrease) in unit value ................    $   (1.6299)     $   2.5504
                                                           -----------      ----------
 Unit value:
 Net asset value -- end of period .....................    $   19.2003      $  20.8302
                                                           ===========      ==========
Ratios (to average net assets):
 Expenses+## ..........................................          1.11%++         1.08%
 Net investment income ................................          2.96%++         3.33%
Portfolio turnover ....................................           106%            306%
Number of units outstanding at end of period
 (000 omitted) ........................................            244             296

                                                                  Global Governments Variable Account
                                                        -------------------------------------------------------
                                                                               Compass 2
                                                        -------------------------------------------------------
                                                                        Year Ended December 31,
                                                        -------------------------------------------------------
                                                             1997          1996          1995          1994
                                                        ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............   $ 18.6786    $  18.1095    $  15.8337     $ 16.9056
                                                          ---------    ----------    ----------     ---------
 Investment income ....................................   $  1.1566    $   1.2469    $   1.3112     $  1.0805
 Expenses .............................................      0.4192        0.4084        0.3863        0.3565
                                                          ---------    ----------    ----------     ---------
  Net investment income ...............................   $  0.7374    $   0.8385    $   0.9249     $  0.7240
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......     (1.1362)      (0.2694)       1.3509       (1.7959)
                                                          ---------    ----------    ----------     ---------
 Net increase (decrease) in unit value ................   $ (0.3988)   $   0.5691    $   2.2758     $ (1.0719)
                                                          ---------    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period .....................   $ 18.2798    $  18.6786    $  18.1095     $ 15.8337
                                                          =========    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## ..........................................       1.05%         1.00%         1.00%         1.00%
 Net investment income ................................       3.95%         4.54%         5.25%         4.45%
Portfolio turnover ....................................        338%          397%          330%          256%
Number of units outstanding at end of period
 (000 omitted) ........................................         435           588           824           983


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                          Global Governments Variable
                                                                    Account
                                                        --------------------------------
                                                                   Compass 3
                                                        --------------------------------
                                                            Six Months      Year Ended
                                                               Ended       December 31,
                                                           June 30, 1999   -------------
                                                            (Unaudited)         1998
                                                        ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   20.4924      $  18.0103
                                                           -----------      ----------
 Investment income ....................................    $    0.5219      $   1.0464
 Expenses .............................................         0.2397          0.4279
                                                           -----------      ----------
  Net investment income ...............................    $    0.2822      $   0.6185
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......        (1.8996)         1.8636
                                                           -----------      ----------
 Net increase (decrease) in unit value ................    $   (1.6174)     $   2.4821
                                                           -----------      ----------
 Unit value:
 Net asset value -- end of period .....................    $   18.8750      $  20.4924
                                                           ===========      ==========
Ratios (to average net assets):
 Expenses+## ..........................................          1.11%++         1.08%
 Net investment income ................................          2.96%++         3.33%
Portfolio turnover ....................................           106%            306%
Number of units outstanding at end of period
 (000 omitted) ........................................            225             290

                                                                  Global Governments Variable Account
                                                        -------------------------------------------------------
                                                                               Compass 3
                                                        -------------------------------------------------------
                                                                        Year Ended December 31,
                                                        -------------------------------------------------------
                                                             1997          1996          1995          1994
                                                        ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............   $ 18.4308    $  17.8962    $  15.6705     $ 16.7563
                                                          ---------    ----------    ----------     ---------
 Investment income ....................................   $  1.1298    $   1.2367    $   1.3045     $  1.0666
 Expenses .............................................      0.4390        0.4322        0.4086        0.3760
                                                          ---------    ----------    ----------     ---------
  Net investment income ...............................   $  0.6908    $   0.8045    $   0.8959     $  0.6906
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......     (1.1113)      (0.2699)       1.3298       (1.7764)
                                                          ---------    ----------    ----------     ---------
 Net increase (decrease) in unit value ................   $ (0.4205)   $   0.5346    $   2.2257     $ (1.0858)
                                                          ---------    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period .....................   $ 18.0103    $  18.4308    $  17.8962     $ 15.6705
                                                          =========    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## ..........................................       1.05%         1.00%         1.00%         1.00%
 Net investment income ................................       3.95%         4.54%         5.25%         4.45%
Portfolio turnover ....................................        338%          397%          330%          256%
Number of units outstanding at end of period
 (000 omitted) ........................................         500           789         1,021         1,321


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                    Global Governments Variable Account
                                                        ------------------------------------------------------------
                                                                            Compass 3 - Level 2
                                                        ------------------------------------------------------------
                                                            Six Months
                                                               Ended                Year Ended December 31,
                                                           June 30, 1999   -----------------------------------------
                                                            (Unaudited)         1998          1997          1996
                                                        ------------------ ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   11.9139      $  10.4553     $ 10.6836    $  10.3582
                                                           -----------      ----------     ---------    ----------
 Investment income ....................................    $    0.3084      $   0.6269     $  0.6710    $   0.7308
 Expenses .............................................         0.1355          0.2531        0.2440        0.2391
                                                           -----------      ----------     ---------    ----------
  Net investment income ...............................    $    0.1729      $   0.3738     $  0.4270    $   0.4917
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...................        (1.1051)         1.0848       (0.6553)      (0.1663)
                                                           -----------      ----------     ---------    ----------
 Net increase (decrease) in unit value ................    $   (0.9322)     $   1.4586     $ (0.2283)   $   0.3254
                                                           -----------      ----------     ---------    ----------
 Unit value:
 Net asset value -- end of period .....................    $   10.9817      $  11.9139     $ 10.4553    $  10.6836
                                                           ===========      ==========     =========    ==========
Ratios (to average net assets):
 Expenses+## ..........................................          1.11%++         1.08%         1.05%         1.00%
 Net investment income ................................          2.96%++         3.33%         3.95%         4.54%
Portfolio turnover ....................................           106%            306%          338%          397%
Number of units outstanding at end of period
 (000 omitted) ........................................            670             695           670           563

                                                        Global Governments
                                                         Variable Account
                                                        ------------------
                                                        Compass 3 - Level 2
                                                        -------------------
                                                           Period Ended
                                                           December 31,
                                                               1995#
                                                        ------------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   10.0000
                                                           -----------
 Investment income ....................................    $    0.1819
 Expenses .............................................         0.0554
                                                           -----------
  Net investment income ...............................    $    0.1265
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...................         0.2317
                                                           -----------
 Net increase (decrease) in unit value ................    $    0.3582
                                                           -----------
 Unit value:
 Net asset value -- end of period .....................    $   10.3582
                                                           ===========
Ratios (to average net assets):
 Expenses+## ..........................................          1.00%++
 Net investment income ................................          5.25%++
Portfolio turnover ....................................           330%
Number of units outstanding at end of period
 (000 omitted) ........................................            316


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                         Government Securities Variable
                                                                    Account
                                                        --------------------------------
                                                                   Compass 2
                                                        --------------------------------
                                                            Six Months      Year Ended
                                                               Ended        December 31,
                                                           June 30, 1999   -------------
                                                            (Unaudited)         1998
                                                        ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   29.4179      $  27.5372
                                                           -----------      ----------
 Investment income ....................................    $    1.0090      $   1.8835
 Expenses .............................................         0.2790          0.5450
                                                           -----------      ----------
  Net investment income ...............................    $    0.7300      $   1.3385
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......        (1.4832)         0.5422
                                                           -----------      ----------
 Net increase (decrease) in unit value ................    $   (0.7532)     $   1.8807
                                                           -----------      ----------
 Unit value:
 Net asset value -- end of period .....................    $   28.6647      $  29.4179
                                                           ===========      ==========
Ratios (to average net assets):
 Expenses+## ..........................................          0.65%++         0.62%
 Net investment income ................................          4.96%++         4.61%
Portfolio turnover ....................................            48%            137%
Number of units outstanding at end of period
 (000 omitted) ........................................          4,765           4,751

                                                                Government Securities Variable Account
                                                        -------------------------------------------------------
                                                                               Compass 2
                                                        -------------------------------------------------------
                                                                        Year Ended December 31,
                                                        -------------------------------------------------------
                                                             1997          1996          1995          1994
                                                        ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............  $  25.6724    $  25.5791    $  22.0031     $ 22.7120
                                                         ----------    ----------    ----------     ---------
 Investment income ....................................  $   1.9396    $   1.9022    $   1.7836     $  1.5648
 Expenses .............................................      0.5159        0.4873        0.4564        0.4229
                                                         ----------    ----------    ----------     ---------
  Net investment income ...............................  $   1.4237    $   1.4149    $   1.3272     $  1.1419
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......      0.4411       (1.3216)       2.2488       (1.8508)
                                                         ----------    ----------    ----------     ---------
 Net increase (decrease) in unit value ................  $   1.8648    $   0.0933    $   3.5760     $ (0.7089)
                                                         ----------    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period .....................  $  27.5372    $  25.6724    $  25.5791     $ 22.0031
                                                         ==========    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## ..........................................       0.66%         0.62%         0.63%         0.61%
 Net investment income ................................       5.31%         5.53%         5.51%         5.09%
Portfolio turnover ....................................        168%           39%           80%           41%
Number of units outstanding at end of period
 (000 omitted) ........................................       5,613         7,255         8,361        11,308


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.



                       See notes to financial statements

                                                         Government Securities Variable
                                                                    Account
                                                        --------------------------------
                                                                   Compass 3
                                                        --------------------------------
                                                            Six Months      Year Ended
                                                               Ended        December 31,
                                                           June 30, 1999   -------------
                                                            (Unaudited)         1998
                                                        ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   20.6717      $  19.3693
                                                           -----------      ----------
 Investment income ....................................    $    0.6955      $   1.3267
 Expenses .............................................         0.2038          0.4061
                                                           -----------      ----------
  Net investment income ...............................    $    0.4917      $   0.9206
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......        (1.0308)         0.3818
                                                           -----------      ----------
 Net increase (decrease) in unit value ................    $   (0.5391)     $   1.3024
                                                           -----------      ----------
 Unit value:
 Net asset value -- end of period .....................    $   20.1326      $  20.6717
                                                           ===========      ==========
Ratios (to average net assets):
 Expenses+## ..........................................          0.65%++         0.62%
 Net investment income ................................          4.96%++         4.61%
Portfolio turnover ....................................            48%            137%
Number of units outstanding at end of period
 (000 omitted) ........................................            836             851

                                                                Government Securities Variable Account
                                                        -------------------------------------------------------
                                                                               Compass 3
                                                        -------------------------------------------------------
                                                                        Year Ended December 31,
                                                        -------------------------------------------------------
                                                             1997          1996          1995          1994
                                                        ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............  $  18.0755    $  18.0278    $  15.5227     $ 16.0387
                                                         ----------    ----------    ----------     ---------
 Investment income ....................................  $   1.3696    $   1.3222    $   1.2529     $  1.1028
 Expenses .............................................      0.3848        0.3586        0.3385        0.3146
                                                         ----------    ----------    ----------     ---------
  Net investment income ...............................  $   0.9848    $   0.9636    $   0.9144     $  0.7882
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......      0.3090       (0.9159)       1.5907       (1.3042)
                                                         ----------    ----------    ----------     ---------
 Net increase (decrease) in unit value ................  $   1.2938    $   0.0477    $   2.5051     $ (0.5160)
                                                         ----------    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period .....................  $  19.3693    $  18.0755    $  18.0278     $ 15.5227
                                                         ==========    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## ..........................................       0.66%         0.62%         0.63%         0.61%
 Net investment income ................................       5.31%         5.53%         5.51%         5.09%
Portfolio turnover ....................................        168%           39%           80%           41%
Number of units outstanding at end of period
 (000 omitted) ........................................       1,129         1,549         1,888         2,922


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                   Government Securities Variable Account
                                                        ------------------------------------------------------------
                                                                            Compass 3 - Level 2
                                                        ------------------------------------------------------------
                                                            Six Months
                                                               Ended                Year Ended December 31,
                                                           June 30, 1999   -----------------------------------------
                                                            (Unaudited)         1998          1997          1996
                                                        ------------------ ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   11.9984      $  11.2258    $  10.4604    $  10.4172
                                                           -----------      ----------    ----------    ----------
 Investment income ....................................    $    0.4084      $   0.7608    $   0.7931    $   0.7931
 Expenses .............................................         0.1108          0.2176        0.2102        0.1966
                                                           -----------      ----------    ----------    ----------
  Net investment income ...............................    $    0.2976      $   0.5432    $   0.5829    $   0.5965
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...................        (0.6019)         0.2294        0.1825       (0.5533)
                                                           -----------      ----------    ----------    ----------
 Net increase (decrease) in unit value ................    $   (0.3043)     $   0.7726    $   0.7654    $   0.0432
                                                           -----------      ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period .....................    $   11.6941      $  11.9984    $  11.2258    $  10.4604
                                                           ===========      ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..........................................          0.65%++         0.62%         0.66%         0.62%
 Net investment income ................................          4.96%++         4.61%         5.31%         5.53%
Portfolio turnover ....................................            48%            137%          168%           39%
Number of units outstanding at end of period
 (000 omitted) ........................................          1,695           1,532         1,319         1,079

                                                            Government
                                                            Securities
                                                         Variable Account
                                                        ------------------
                                                        Compass 3 - Level 2
                                                        -------------------
                                                           Period Ended
                                                           December 31,
                                                               1995#
                                                        ------------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   10.0000
                                                           -----------
 Investment income ....................................    $    0.1868
 Expenses .............................................         0.0478
                                                           -----------
  Net investment income ...............................    $    0.1390
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...................         0.2782
                                                           -----------
 Net increase (decrease) in unit value ................    $    0.4172
                                                           -----------
 Unit value:
 Net asset value -- end of period .....................    $   10.4172
                                                           ===========
Ratios (to average net assets):
 Expenses+## ..........................................          0.63%++
 Net investment income ................................          5.51%++
Portfolio turnover ....................................            80%
Number of units outstanding at end of period
 (000 omitted) ........................................            608


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                          High Yield Variable Account
                                                        --------------------------------
                                                                   Compass 2
                                                        --------------------------------
                                                            Six Months      Year Ended
                                                               Ended       December 31,
                                                           June 30, 1999   -------------
                                                            (Unaudited)         1998
                                                        ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   31.9732       $ 32.6450
                                                           -----------       ---------
 Investment income ....................................    $    1.6873       $  3.3038
 Expenses .............................................         0.3656          0.7062
                                                           -----------       ---------
  Net investment income ...............................    $    1.3217       $  2.5976
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......        (0.0410)        (3.2694)
                                                           -----------       ---------
 Net increase (decrease) in unit value ................    $    1.2807       $ (0.6718)
                                                           -----------       ---------
 Unit value:
 Net asset value -- end of period .....................    $   33.2539       $ 31.9732
                                                           ===========       =========
Ratios (to average net assets):
 Expenses+## ..........................................          0.91%++         0.86%
 Net investment income ................................          7.82%++         7.66%
Portfolio turnover ....................................            79%            174%
Number of units outstanding at end of period
 (000 omitted) ........................................          3,343           3,667

                                                                      High Yield Variable Account
                                                        -------------------------------------------------------
                                                                               Compass 2
                                                        -------------------------------------------------------
                                                                        Year Ended December 31,
                                                        -------------------------------------------------------
                                                             1997          1996          1995          1994
                                                        ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............  $  29.0656    $  26.1493    $  22.6776     $ 23.3591
                                                         ----------    ----------    ----------     ---------
 Investment income ....................................  $   3.0237    $   2.7199    $   2.5137     $  2.2324
 Expenses .............................................      0.6627        0.6035        0.5356        0.5062
                                                         ----------    ----------    ----------     ---------
  Net investment income ...............................  $   2.3610    $   2.1164    $   1.9781     $  1.7262
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......      1.2184        0.7999        1.4936       (2.4077)
                                                         ----------    ----------    ----------     ---------
 Net increase (decrease) in unit value ................  $   3.5794    $   2.9163    $   3.4717     $ (0.6815)
                                                         ----------    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period .....................  $  32.6450    $  29.0656    $  26.1493     $ 22.6776
                                                         ==========    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## ..........................................       0.86%         0.88%         0.88%         0.91%
 Net investment income ................................       7.47%         7.59%         7.91%         7.41%
Portfolio turnover ....................................        164%          108%           88%           77%
Number of units outstanding at end of period
 (000 omitted) ........................................       4,424         4,956         5,649         6,433


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                          High Yield Variable Account
                                                        --------------------------------
                                                                   Compass 3
                                                        --------------------------------
                                                            Six Months      Year Ended
                                                              Ended         December 31,
                                                           June 30, 1999   -------------
                                                            (Unaudited)        1998
                                                        ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   23.6325       $ 24.1529
                                                           -----------       ---------
 Investment income ....................................    $    1.2172       $  2.3041
 Expenses .............................................         0.2783          0.5257
                                                           -----------       ---------
  Net investment income ...............................    $    0.9389       $  1.7784
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......        (0.0043)        (2.2988)
                                                           -----------       ---------
 Net increase (decrease) in unit value ................    $    0.9346       $ (0.5204)
                                                           -----------       ---------
 Unit value:
 Net asset value -- end of period .....................    $   24.5671       $ 23.6325
                                                           ===========       =========
Ratios (to average net assets):
 Expenses+## ..........................................          0.91%++         0.86%
 Net investment income ................................          7.82%++         7.66%
Portfolio turnover ....................................            79%            174%
Number of units outstanding at end of period
 (000 omitted) ........................................            439             665

                                                                      High Yield Variable Account
                                                        -------------------------------------------------------
                                                                               Compass 3
                                                        -------------------------------------------------------
                                                                        Year Ended December 31,
                                                        -------------------------------------------------------
                                                             1997          1996          1995          1994
                                                        ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............  $  21.5259    $  19.3854    $  16.8283     $ 17.3543
                                                         ----------    ----------    ----------     ---------
 Investment income ....................................  $   2.2363    $   1.9450    $   1.8912     $  1.5336
 Expenses .............................................      0.5196        0.4432        0.4253        0.3711
                                                         ----------    ----------    ----------     ---------
  Net investment income ...............................  $   1.7167    $   1.5018    $   1.4659     $  1.1625
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......      0.9103        0.6387        1.0912       (1.6885)
                                                         ----------    ----------    ----------     ---------
 Net increase (decrease) in unit value ................  $   2.6270    $   2.1405    $   2.5571     $ (0.5260)
                                                         ----------    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period .....................  $  24.1529    $  21.5259    $  19.3854     $ 16.8283
                                                         ==========    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## ..........................................       0.86%         0.88%         0.88%         0.91%
 Net investment income ................................       7.47%         7.59%         7.91%         7.41%
Portfolio turnover ....................................        164%          108%           88%           77%
Number of units outstanding at end of period
 (000 omitted) ........................................       1,209         1,438         1,913         2,506


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                        High Yield Variable Account
                                                        ------------------------------------------------------------
                                                                            Compass 3 - Level 2
                                                        ------------------------------------------------------------
                                                            Six Months
                                                               Ended                Year Ended December 31,
                                                           June 30, 1999   -----------------------------------------
                                                            (Unaudited)         1998          1997          1996
                                                        ------------------ ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   12.5366       $ 12.7936    $  11.3852    $  10.2377
                                                           -----------       ---------    ----------    ----------
 Investment income ....................................    $    0.6761       $  1.1776    $   1.1903    $   0.9246
 Expenses .............................................         0.1445          0.2556        0.2584        0.2033
                                                           -----------       ---------    ----------    ----------
  Net investment income ...............................    $    0.5316       $  0.9220    $   0.9319    $   0.7213
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...................        (0.0262)        (1.1790)       0.4765        0.4262
                                                           -----------       ---------    ----------    ----------
 Net increase (decrease) in unit value ................    $    0.5054       $ (0.2570)   $   1.4084    $   1.1475
                                                           -----------       ---------    ----------    ----------
 Unit value:
 Net asset value -- end of period .....................    $   13.0420       $ 12.5366    $  12.7936    $  11.3852
                                                           ===========       =========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..........................................          0.91%++         0.86%         0.86%         0.88%
 Net investment income ................................          7.82%++         7.66%         7.47%         7.59%
Portfolio turnover ....................................            79%            174%          164%          108%
Number of units outstanding at end of period
 (000 omitted) ........................................            968             971         2,042         1,819

                                                        High Yield Variable
                                                              Account
                                                        ------------------
                                                        Compass 3 - Level 2
                                                        -------------------
                                                           Period Ended
                                                           December 31,
                                                               1995#
                                                        ------------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   10.0000
                                                           -----------
 Investment income ....................................    $    0.3803
 Expenses .............................................         0.0765
                                                           -----------
  Net investment income ...............................    $    0.3038
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ...................        (0.0661)
                                                           -----------
 Net increase (decrease) in unit value ................    $    0.2377
                                                           -----------
 Unit value:
 Net asset value -- end of period .....................    $   10.2377
                                                           ===========
Ratios (to average net assets):
 Expenses+## ..........................................          0.88%++
 Net investment income ................................          7.91%++
Portfolio turnover ....................................            88%
Number of units outstanding at end of period
 (000 omitted) ........................................          1,368


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                          Managed Sectors Variable Account
                                                        -------------------------------------
                                                                      Compass 2
                                                        -------------------------------------
                                                             Six Months         Year Ended
                                                                Ended          December 31,
                                                            June 30, 1999    ----------------
                                                             (Unaudited)           1998
                                                        -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...............     $  50.4880          $ 45.4522
                                                            ----------          ---------
 Investment income ....................................     $   0.2319          $  0.2611
 Expenses .............................................         0.5648             0.9850
                                                            ----------          ---------
  Net investment loss .................................     $  (0.3329)         $ (0.7239)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......         7.9829             5.7597
                                                            ----------          ---------
 Net increase (decrease) in unit value ................     $   7.6500          $  5.0358
                                                            ----------          ---------
 Unit value:
 Net asset value -- end of period .....................     $  58.1380          $ 50.4880
                                                            ==========          =========
Ratios (to average net assets):
 Expenses+## ..........................................          0.84%++            0.84%
 Net investment loss ..................................        (1.28)%++          (1.59)%
Portfolio turnover ....................................           178%               159%
Number of units outstanding at end of period
 (000 omitted) ........................................            670                681

                                                                         Managed Sectors Variable Account
                                                        -------------------------------------------------------------------
                                                                                     Compass 2
                                                        -------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                        -------------------------------------------------------------------
                                                              1997             1996             1995             1994
                                                        ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...............    $ 36.5900        $ 31.3870        $ 23.9044        $ 24.7295
                                                           ---------        ---------        ---------        ---------
 Investment income ....................................    $  0.2406        $  0.2838        $  0.3277        $  0.3066
 Expenses .............................................       0.8842           0.7089           0.6066           0.5155
                                                           ---------        ---------        ---------        ---------
  Net investment loss .................................    $ (0.6436)       $ (0.4251)       $ (0.2789)       $ (0.2089)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......       9.5058           5.6281           7.7615          (0.6162)
                                                           ---------        ---------        ---------        ---------
 Net increase (decrease) in unit value ................    $  8.8622        $  5.2030        $  7.4826        $ (0.8251)
                                                           ---------        ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period .....................    $ 45.4522        $ 36.5900        $ 31.3870        $ 23.9044
                                                           =========        =========        =========        =========
Ratios (to average net assets):
 Expenses+## ..........................................        0.85%            0.85%            0.87%            0.90%
 Net investment loss ..................................      (1.60)%          (1.36)%          (1.07)%          (0.97)%
Portfolio turnover ....................................         103%              64%             115%             111%
Number of units outstanding at end of period
 (000 omitted) ........................................          736              729              788              800


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                          Managed Sectors Variable Account
                                                        -------------------------------------
                                                                      Compass 3
                                                        -------------------------------------
                                                             Six Months         Year Ended
                                                                Ended          December 31,
                                                            June 30, 1999    ----------------
                                                             (Unaudited)           1998
                                                        -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...............     $  50.0213          $ 45.0995
                                                            ----------          ---------
 Investment income ....................................     $   0.2220          $  0.2543
 Expenses .............................................         0.5930             1.0369
                                                            ----------          ---------
  Net investment loss .................................     $  (0.3710)         $ (0.7826)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......         7.9080             5.7044
                                                            ----------          ---------
 Net increase (decrease) in unit value ................     $   7.5370          $  4.9218
                                                            ----------          ---------
 Unit value:
 Net asset value -- end of period .....................     $  57.5583          $ 50.0213
                                                            ==========          =========
Ratios (to average net assets):
 Expenses+## ..........................................          0.84%++            0.84%
 Net investment loss ..................................        (1.28)%++          (1.59)%
Portfolio turnover ....................................           178%               159%
Number of units outstanding at end of period
 (000 omitted) ........................................            853                988

                                                                         Managed Sectors Variable Account
                                                        -------------------------------------------------------------------
                                                                                     Compass 3
                                                        -------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                        -------------------------------------------------------------------
                                                              1997             1996             1995             1994
                                                        ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...............    $ 36.3604        $ 31.2371        $ 23.8258        $ 24.6849
                                                           ---------        ---------        ---------        ---------
 Investment income ....................................    $  0.2328        $  0.2830        $  0.3259        $  0.3031
 Expenses .............................................       0.9264           0.7511           0.6452           0.5452
                                                           ---------        ---------        ---------        ---------
  Net investment loss .................................    $ (0.6936)       $ (0.4681)       $ (0.3193)       $ (0.2421)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......       9.4327           5.5914           7.7306          (0.6170)
                                                           ---------        ---------        ---------        ---------
 Net increase (decrease) in unit value ................    $  8.7391        $  5.1233        $  7.4113        $ (0.8591)
                                                           ---------        ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period .....................    $ 45.0995        $ 36.3604        $ 31.2371        $ 23.8258
                                                           =========        =========        =========        =========
Ratios (to average net assets):
 Expenses+## ..........................................        0.85%            0.85%            0.87%            0.90%
 Net investment loss ..................................      (1.60)%          (1.36)%          (1.07)%          (0.97)%
Portfolio turnover ....................................         103%              64%             115%             111%
Number of units outstanding at end of period
 (000 omitted) ........................................        1,258            1,552            1,729            1,810


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                        Managed Sectors Variable Account
                                                     -----------------------------------------------------------------------
                                                                               Compass 3 - Level 2
                                                     -----------------------------------------------------------------------
                                                          Six Months
                                                             Ended                     Year Ended December 31,
                                                         June 30, 1999    --------------------------------------------------
                                                          (Unaudited)           1998             1997             1996
                                                     -------------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ............     $  16.0677          $ 14.4652        $ 11.6449        $  9.9892
                                                         ----------          ---------        ---------        ---------
 Investment income .................................     $   0.0755          $  0.0880        $  0.0831        $  0.0873
 Expenses ..........................................         0.1815             0.3308           0.3015           0.2287
                                                         ----------          ---------        ---------        ---------
  Net investment loss ..............................     $  (0.1060)         $ (0.2428)       $ (0.2184)       $ (0.1414)
 Net realized and unrealized gain on investments and
  foreign currency transactions ....................         2.5405             1.8453           3.0387           1.7971
                                                         ----------          ---------        ---------        ---------
 Net increase (decrease) in unit value .............     $   2.4345          $  1.6025        $  2.8203        $  1.6557
                                                         ----------          ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period ..................     $  18.5022          $ 16.0677        $ 14.4652        $ 11.6449
                                                         ==========          =========        =========        =========
Ratios (to average net assets):
 Expenses+## .......................................          0.84%++            0.84%            0.85%            0.85%
 Net investment loss ...............................        (1.28)%++          (1.59)%          (1.60)%          (1.36)%
Portfolio turnover .................................           178%               159%             103%              64%
Number of units outstanding at end of period
 (000 omitted) .....................................          2,893              2,542            2,156            1,204

                                                       Managed Sectors
                                                       Variable Account
                                                     --------------------
                                                     Compass 3 - Level 2
                                                     --------------------
                                                         Period Ended
                                                         December 31,
                                                             1995#
                                                     --------------------
Per unit data:*
 Net asset value -- beginning of period ............     $  10.0000
                                                         ----------
 Investment income .................................     $   0.0231
 Expenses ..........................................         0.0539
                                                         ----------
  Net investment loss ..............................     $  (0.0308)
 Net realized and unrealized gain on investments and
  foreign currency transactions ....................         0.0200
                                                         ----------
 Net increase (decrease) in unit value .............     $  (0.0108)
                                                         ----------
 Unit value:
 Net asset value -- end of period ..................     $   9.9892
                                                         ==========
Ratios (to average net assets):
 Expenses+## .......................................          0.87%++
 Net investment loss ...............................        (1.07)%++
Portfolio turnover .................................           115%
Number of units outstanding at end of period
 (000 omitted) .....................................            418


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                   Money Market Variable Account
                                                  --------------------------------
                                                             Compass 2
                                                  --------------------------------
                                                      Six Months      Year Ended
                                                         Ended       December 31,
                                                     June 30, 1999   -------------
                                                      (Unaudited)        1998
                                                  ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period .........    $   18.3907      $  17.7451
                                                     -----------      ----------
 Investment income ..............................    $    0.4507      $   0.9924
 Expenses .......................................         0.1748          0.3468
                                                     -----------      ----------
  Net investment income .........................    $    0.2759      $   0.6456
                                                     -----------      ----------
 Net increase in unit value .....................    $    0.2759      $   0.6456
                                                     -----------      ----------
 Unit value:
 Net asset value -- end of period ...............    $   18.6666      $  18.3907
                                                     ===========      ==========
Ratios (to average net assets):
 Expenses+## ....................................           0.59%++         0.59%
 Net investment income ..........................           3.02%++         3.58%
Number of units outstanding at end of period
 (000 omitted) ..................................          3,746           4,123

                                                               Money Market Variable Account
                                                  -------------------------------------------------------
                                                                         Compass 2
                                                  -------------------------------------------------------
                                                                  Year Ended December 31,
                                                  -------------------------------------------------------
                                                       1997          1996          1995          1994
                                                  ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period .........  $  17.1109    $  16.5213    $  15.8699    $  15.5003
                                                   ----------    ----------    ----------    ----------
 Investment income ..............................  $   0.9600    $   0.9058    $   0.9560    $   0.6615
 Expenses .......................................      0.3258        0.3162        0.3046        0.2919
                                                   ----------    ----------    ----------    ----------
  Net investment income .........................  $   0.6342    $   0.5896    $   0.6514    $   0.3696
                                                   ----------    ----------    ----------    ----------
 Net increase in unit value .....................  $   0.6342    $   0.5896    $   0.6514    $   0.3696
                                                   ----------    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period ...............  $  17.7451    $  17.1109    $  16.5213    $  15.8699
                                                   ==========    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ....................................        0.59%         0.58%         0.58%         0.58%
 Net investment income ..........................        3.56%         3.49%         4.00%         2.37%
Number of units outstanding at end of period
 (000 omitted) ..................................       4,639         5,208         6,501         6,851


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                   Money Market Variable Account
                                                  --------------------------------
                                                             Compass 3
                                                  --------------------------------
                                                      Six Months      Year Ended
                                                         Ended       December 31,
                                                     June 30, 1999   -------------
                                                      (Unaudited)         1998
                                                  ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period .........    $   15.1544      $  14.6369
                                                     -----------      ----------
 Investment income ..............................    $    0.3678      $   0.8199
 Expenses .......................................         0.1480          0.3024
                                                     -----------      ----------
  Net investment income .........................    $    0.2198      $   0.5175
                                                     -----------      ----------
 Net increase in unit value .....................    $    0.2198      $   0.5175
                                                     -----------      ----------
 Unit value:
 Net asset value -- end of period ...............    $   15.3742      $  15.1544
                                                     ===========      ==========
Ratios (to average net assets):
 Expenses+## ....................................           0.59%++         0.59%
 Net investment income ..........................           3.02%++         3.58%
Number of units outstanding at end of period
 (000 omitted) ..................................            992           1,370

                                                               Money Market Variable Account
                                                  -------------------------------------------------------
                                                                         Compass 3
                                                  -------------------------------------------------------
                                                                  Year Ended December 31,
                                                  -------------------------------------------------------
                                                       1997          1996          1995          1994
                                                  ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period .........  $  14.1277    $  13.6545    $  13.1291    $  12.8359
                                                   ----------    ----------    ----------    ----------
 Investment income ..............................  $   0.7782    $   0.7437    $   0.7885    $   0.5688
 Expenses .......................................      0.2690        0.2705        0.2631        0.2756
                                                   ----------    ----------    ----------    ----------
  Net investment income .........................  $   0.5092    $   0.4732    $   0.5254    $   0.2932
                                                   ----------    ----------    ----------    ----------
 Net increase in unit value .....................  $   0.5092    $   0.4732    $   0.5254    $   0.2932
                                                   ----------    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period ...............  $  14.6369    $  14.1277    $  13.6545    $  13.1291
                                                   ==========    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ....................................        0.59%         0.58%         0.58%         0.58%
 Net investment income ..........................        3.56%         3.49%         4.00%         2.37%
Number of units outstanding at end of period
 (000 omitted) ..................................       1,160         1,930         3,929         4,599


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                           Money Market Variable Account
                                                  -------------------------------------------------------------------------------
                                                                                Compass 3 - Level 2
                                                  -------------------------------------------------------------------------------
                                                      Six Months
                                                         Ended                  Year Ended December 31,           Period Ended
                                                     June 30, 1999   -----------------------------------------    December 31,
                                                      (Unaudited)         1998          1997          1996            1995#
                                                  ------------------ ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period .........    $  11.2593        $ 10.8587     $ 10.4654     $ 10.0997      $  10.0000
                                                     ----------        ---------     ---------     ---------      ----------
 Investment income ..............................    $   0.2741        $  0.6068     $  0.5838     $  0.5993      $   0.1358
 Expenses .......................................        0.1024           0.2062        0.1905        0.2336          0.0361
                                                     ----------        ---------     ---------     ---------      ----------
  Net investment income .........................    $   0.1717        $  0.4006     $  0.3933     $  0.3657      $   0.0997
                                                     ----------        ---------     ---------     ---------      ----------
 Net increase in unit value .....................    $   0.1717        $  0.4006     $  0.3933     $  0.3657      $   0.0997
                                                     ----------        ---------     ---------     ---------      ----------
 Unit value:
 Net asset value -- end of period ...............    $  11.4310        $ 11.2593     $ 10.8587     $ 10.4654      $  10.0997
                                                     ==========        =========     =========     =========      ==========
Ratios (to average net assets):
 Expenses+## ....................................          0.59%++          0.59%         0.59%         0.58%           0.58%++
 Net investment income ..........................          3.02%++          3.58%         3.56%         3.49%           4.00%++
Number of units outstanding at end of period
 (000 omitted) ..................................         3,678            3,141         1,104           897             561


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                         Total Return Variable Account
                                                        --------------------------------
                                                                   Compass 2
                                                        --------------------------------
                                                            Six Months      Year Ended
                                                               Ended       December 31,
                                                           June 30, 1999   -------------
                                                            (Unaudited)         1998
                                                        ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   33.2507      $  30.1563
                                                           -----------      ----------
 Investment income ....................................    $    0.6708      $   1.3940
 Expenses .............................................         0.3457          0.6750
                                                           -----------      ----------
  Net investment income ...............................    $    0.3251      $   0.7190
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......         1.0914          2.3754
                                                           -----------      ----------
 Net increase (decrease) in unit value ................    $    1.4165      $   3.0944
                                                           -----------      ----------
 Unit value:
 Net asset value -- end of period .....................    $   34.6672      $  33.2507
                                                           ===========      ==========
Ratios (to average net assets):
 Expenses+## ..........................................           0.82%++         0.82%
 Net investment income ................................           1.86%++         2.10%
Portfolio turnover ....................................             64%            125%
Number of units outstanding at end of period
 (000 omitted) ........................................          3,253           3,495

                                                                     Total Return Variable Account
                                                        -------------------------------------------------------
                                                                               Compass 2
                                                        -------------------------------------------------------
                                                                        Year Ended December 31,
                                                        -------------------------------------------------------
                                                             1997          1996          1995          1994
                                                        ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............  $  25.0444    $  22.2577    $  17.4729     $ 18.0043
                                                         ----------    ----------    ----------     ---------
 Investment income ....................................  $   1.3666    $   1.1203    $   1.0394     $  0.8583
 Expenses .............................................      0.6070        0.4844        0.4118        0.3704
                                                         ----------    ----------    ----------     ---------
  Net investment income ...............................  $   0.7596    $   0.6359    $   0.6276     $  0.4879
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......      4.3523        2.1508        4.1572       (1.0193)
                                                         ----------    ----------    ----------     ---------
 Net increase (decrease) in unit value ................  $   5.1119    $   2.7867    $   4.7848     $ (0.5314)
                                                         ----------    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period .....................  $  30.1563    $  25.0444    $  22.2577     $ 17.4729
                                                         ==========    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## ..........................................        0.83%         0.82%         0.83%         0.82%
 Net investment income ................................        2.32%         2.59%         2.99%         2.60%
Portfolio turnover ....................................         111%          140%          105%           63%
Number of units outstanding at end of period
 (000 omitted) ........................................       3,956         4,414         4,801         5,410


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                         Total Return Variable Account
                                                        --------------------------------
                                                                   Compass 3
                                                        --------------------------------
                                                            Six Months       Year Ended
                                                               Ended        December 31,
                                                           June 30, 1999   -------------
                                                            (Unaudited)         1998
                                                        ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...............    $   32.7131      $  29.7131
                                                           -----------      ----------
 Investment income ....................................    $    0.6443      $   1.3028
 Expenses .............................................         0.3594          0.6835
                                                           -----------      ----------
  Net investment income ...............................    $    0.2849      $   0.6193
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......         1.0836          2.3807
                                                           -----------      ----------
 Net increase (decrease) in unit value ................    $    1.3685      $   3.0000
                                                           -----------      ----------
 Unit value:
 Net asset value -- end of period .....................    $   34.0816      $  32.7131
                                                           ===========      ==========
Ratios (to average net assets):
 Expenses+## ..........................................           0.82%++         0.82%
 Net investment income ................................           1.86%++         2.10%
Portfolio turnover ....................................             64%            125%
Number of units outstanding at end of period
 (000 omitted) ........................................          2,464           2,943

                                                                     Total Return Variable Account
                                                        -------------------------------------------------------
                                                                               Compass 3
                                                        -------------------------------------------------------
                                                                        Year Ended December 31,
                                                        -------------------------------------------------------
                                                             1997          1996          1995          1994
                                                        ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...............  $  24.7133    $  21.9966    $  17.2937     $ 17.8462
                                                         ----------    ----------    ----------     ---------
 Investment income ....................................  $   1.1487    $   1.0817    $   1.0122     $  0.8371
 Expenses .............................................      0.5870        0.5068        0.4358        0.3904
                                                         ----------    ----------    ----------     ---------
  Net investment income ...............................  $   0.5617    $   0.5749    $   0.5764     $  0.4467
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .......      4.4381        2.1418        4.1265       (0.9992)
                                                         ----------    ----------    ----------     ---------
 Net increase (decrease) in unit value ................  $   4.9998    $   2.7167    $   4.7029     $ (0.5525)
                                                         ----------    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period .....................  $  29.7131    $  24.7133    $  21.9966     $ 17.2937
                                                         ==========    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## ..........................................        0.83%         0.82%         0.83%         0.82%
 Net investment income ................................        2.32%         2.59%         2.99%         2.60%
Portfolio turnover ....................................         111%          140%          105%           63%
Number of units outstanding at end of period
 (000 omitted) ........................................       4,024         5,177         6,322         7,349


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                    Total Return Variable Account
                                                     ------------------------------------------------------------
                                                                         Compass 3 - Level 2
                                                     ------------------------------------------------------------
                                                         Six Months
                                                            Ended                Year Ended December 31,
                                                        June 30, 1999   -----------------------------------------
                                                         (Unaudited)         1998          1997          1996
                                                     ------------------ ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ............    $   15.6760      $  14.2173    $  11.8074    $  10.4938
                                                        -----------      ----------    ----------    ----------
 Investment income .................................    $    0.3137      $   0.6344    $   0.5718    $   0.5280
 Expenses ..........................................         0.1632          0.3107        0.2715        0.2317
                                                        -----------      ----------    ----------    ----------
  Net investment income ............................    $    0.1505      $   0.3237    $   0.3003    $   0.2963
 Net realized and unrealized gain on investments and
  foreign currency transactions ....................         0.5173          1.1350        2.1096        1.0173
                                                        -----------      ----------    ----------    ----------
 Net increase in unit value ........................    $    0.6678      $   1.4587    $   2.4099    $   1.3136
                                                        -----------      ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period ..................    $   16.3438      $  15.6760    $  14.2173    $  11.8074
                                                        ===========      ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## .......................................           0.82%++         0.82%         0.83%         0.82%
 Net investment income .............................           1.86%++         2.10%         2.32%         2.59%
Portfolio turnover .................................             64%            125%          111%          140%
Number of units outstanding at end of period
 (000 omitted) .....................................          6,742           6,702         5,260         3,717

                                                        Total Return
                                                      Variable Account
                                                     ------------------
                                                     Compass 3 - Level 2
                                                     -------------------
                                                        Period Ended
                                                        December 31,
                                                            1995#
                                                     ------------------
Per unit data:*
 Net asset value -- beginning of period ............    $   10.0000
                                                        -----------
 Investment income .................................    $    0.1247
 Expenses ..........................................         0.0525
                                                        -----------
  Net investment income ............................    $    0.0722
 Net realized and unrealized gain on investments and
  foreign currency transactions ....................         0.4216
                                                        -----------
 Net increase in unit value ........................    $    0.4938
                                                        -----------
 Unit value:
 Net asset value -- end of period ..................    $   10.4938
                                                        ===========
Ratios (to average net assets):
 Expenses+## .......................................           0.83%++
 Net investment income .............................           2.99%++
Portfolio turnover .................................            105%
Number of units outstanding at end of period
 (000 omitted) .....................................          1,637


 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Organization

Capital Appreciation Variable Account, Global Governments Variable Account (formerly World Governments Variable Account), Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the Variable Account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.



(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.


Investment Valuations

Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Account's use of amortized cost is subject to the Account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Boards of Managers.


Repurchase Agreements

Certain Variable Accounts may enter into repurchase agreements with institutions that the Variable Account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Variable Accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Account to obtain those securities in the event of a default under the repurchase agreement. The investment adviser monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amount owed to the Variable Account under each such repurchase agreement. The Variable Accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.


Foreign Currency Translation

Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.


Written Options

Certain Variable Accounts may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Account realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Account. The Account, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Variable Account's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts

Certain Variable Accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Accounts may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain Variable Accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The Accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain Variable Accounts may enter into contracts with the intent of changing the relative exposure of the Accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.


Federal Income Taxes

The Variable Accounts are funding vehicles for individual variable annuities. The operations of the Variable Accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the Variable Accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.


Investment Transactions and Income

Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Certain of the Variable Accounts use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.



Fees Paid Indirectly

The Variable Accounts' custody fees are calculated as a percentage of the month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Variable Accounts. This amount is shown as a reduction of expenses on the Statement of Operations.


(3) Contract Charges

The Sponsor makes a deduction from the Variable Accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each Variable Account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the Variable Accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the Variable Accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.


(4) Annuity Reserves

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987, have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual

Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.


(5) Management Agreements

The Management Agreements provide that the Variable Accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an affiliate of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each Variable Account's average daily net assets as follows:


                                                    Annual Rate of Management Fee     Annual Rate of Management Fee
                                                           Based on Average                 Based on Average
                                                           Daily Net Assets                 Daily Net Assets
                                                      Not Exceeding $300 Million        in Excess of $300 Million
                                                   -------------------------------   ------------------------------
Capital Appreciation Variable Account ..........                 0.75%                            0.675%
Global Governments Variable Account ............                 0.75%                            0.675%
Government Securities Variable Account .........                 0.55%                            0.495%
High Yield Variable Account ....................                 0.75%                            0.675%
Managed Sectors Variable Account ...............                 0.75%                            0.675%
Money Market Variable Account ..................                 0.50%                            0.500%
Total Return Variable Account ..................                 0.75%                            0.675%

The agreements also provide that the Investment Adviser will pay certain Variable Account expenses in excess of 1.25% of the average daily net assets of each Variable Account for any calendar year. The Variable Accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.


Administrator

The Accounts have an administrative services agreement with MFS to provide the Accounts with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Accounts pay MFS an administrative fee at the following annual percentages of the Accounts' average daily net assets:


  First $1 billion ..................     0.0150%
  Next $1 billion ...................     0.0125%
  Next $1 billion ...................     0.0100%
  In excess of $3 billion ...........     0.0000%

(6) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                      Purchases           Sales
                                                   ---------------   ---------------
Capital Appreciation Variable Account ..........    $196,385,532      $253,099,042
Global Governments Variable Account ............       6,138,177         9,743,883
High Yield Variable Account ....................     120,528,555       132,536,281
Managed Sectors Variable Account ...............     220,597,025       225,521,138
Money Market Variable Account* .................      73,100,942       172,755,331
Total Return Variable Account ..................     113,636,158       142,783,194

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:


                                                        Purchases            Sales
                                                    ----------------   ----------------
Capital Appreciation Variable Account ...........    $      --             17,320,004
Global Governments Variable Account .............        11,805,993        12,324,178
Government Securities Variable Account ..........        82,963,702        83,224,426
Money Market Variable Account* ..................     3,361,028,953     3,218,295,000
Total Return Variable Account ...................        78,292,415        72,882,351


*Purchases and sales of investments for the Money Market Variable Account consist solely of short-term obligations.


(7) High Yield Securities and Financial Instruments

Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain Variable Accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Variable Accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions


Global Governments Variable Account
                                                               1999 Calls                           1999 Puts
                                                   ----------------------------------   ---------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                       of Contracts                        of Contracts
                                                      (000 Omitted)        Premiums        (000 Omitted)       Premiums
                                                   -------------------   ------------   ------------------   ------------
Outstanding, beginning of period --
 Japanese Yen ..................................          178,331         $  14,200                --         $      --
 Japanese Yen/Euro .............................           84,004            10,056                --                --
Options written --
 Australian Dollar .............................            2,553            23,470             1,676            10,732
 British Pounds ................................            1,394             8,539                --                --
 Euro ..........................................               --                --               664             3,980
 Euro/British Pounds ...........................              315             3,648               303             1,674
 Japanese Government Bond Future ...............          230,000            24,182           550,000            62,941
 Japanese Yen ..................................          589,874            62,407           216,992            15,138
 Swedish Kronor/British Pounds .................            8,510            12,338                --                --
Options terminated in closing transactions --
 Australian Dollar .............................             (976)           (8,856)           (1,676)          (10,732)
 Euro ..........................................               --                --              (664)           (3,980)
 Euro/British Pounds ...........................             (315)           (3,648)             (303)           (1,674)
 Japanese Government Bond Future ...............         (230,000)          (24,182)          (320,00)          (33,154)
 Japanese Yen ..................................          (83,701)          (18,511)          (94,992)           (5,738)
 Japanese Yen/Euro .............................          (84,004)          (10,056)               --                --
Options exercised --
 Australian Dollar .............................             (300)           (2,424)               --                --
 Japanese Yen ..................................         (109,400)           (5,900)               --                --
Options expired --
 Australian Dollar .............................             (291)             (984)               --                --
 British Pounds ................................           (1,394)           (8,539)               --                --
 Japanese Yen ..................................         (298,285)          (23,368)         (122,000)           (9,400)
 Swedish Kronor/British Pounds .................           (8,510)          (12,338)               --                --
                                                                          ---------                           ---------
Outstanding, end of period .....................                          $  40,034                           $  29,787
                                                                          =========                           =========

Options outstanding at end of period consist of:
 Australian Dollar .............................              986            11,206                --                --
 Japanese Government Bond Future ...............               --                --           230,000            29,787
 Japanese Yen ..................................          276,819            28,828                --                --
                                                                          ---------                           ---------
Outstanding, end of period .....................                          $  40,034                           $  29,787
                                                                          =========                           =========


Certain options denominated in foreign currencies have been redenominated in accordance with the Euro conversion.

At June 30, 1999, the Global Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
Global Governments Variable Account


Account                                Transaction  Settlement Date
------------------------------------- ------------- ----------------
Global Governments Variable Account   Sales             9-16-99
                                                        9-16-99
                                      Purchases
                                                        9-16-99
                                                        9-16-99
                                                        9-16-99

                                                                                      Net Unrealized
                                         Contracts to    Contracts at   In Exchange    Appreciation
Account                                Deliver/Receive       Value          For       (Depreciation)
------------------------------------- ----------------- -------------- ------------- ---------------
Global Governments Variable Account    DKK   2,519,172      $351,068      $358,193        $7,125
                                       NZD   1,796,139       951,649       961,833        10,184
                                                          ----------    ----------      --------
                                                          $1,302,717    $1,320,026      $ 17,309
                                                          ==========    ==========      ========
                                       AUD     556,507    $  368,029    $  368,630      $   (601)
                                       CAD     737,902       501,859       505,412        (3,553)
                                       NZD     871,761       461,885       462,033          (148)
                                                          ----------    ----------      --------
                                                          $1,331,773    $1,336,075      $ (4,302)
                                                          ==========    ==========      ========



Forward foreign currency purchases and sales under master netting agreements for the Global Governments Variable Account excluded above amounted to a net receivable of $38,527 with First Boston and a net payable of $63,156 with Merrill Lynch and $72,590 with Deutsche Bank.


At June 30, 1999, the Global Governments Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.


See page 31 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

(8) Restricted Securities

Certain of the Variable Accounts may invest in securities which are subject to legal or contractual restrictions on resale. At June 30, 1999, High Yield Variable Account owned the following restricted securities, excluding securities issued under Rule 144A, (constituting 1.71% of the Account's net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Variable Account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service or if not available, are valued at fair value as determined in good faith by or at the direction of the Boards of Managers.

                                                                    Date of        Share/Par
Account                       Description                         Acquisition       Amount           Cost         Value
----------------------------- ---------------------------------- ------------- ---------------- ------------- -------------
High Yield Variable Account   Airplanes Pass Through Trust,
                               10.875s, 2019                        3/13/96       $    750,000      $750,000      $749,475
                              Atlantic Gulf Communities Corp.       9/25/95                150             0            94
                              Envirosource Inc.                     7/30/90                238         7,289           506
                              Merrill Lynch Mortgage Investors,
                               Inc., 8.372s, 2022                   6/22/94       $  1,000,000       693,125       931,563
                              NTL Inc.
                              0s to 2004, 9.75s to 2009             4/8/99        GBP  700,000       699,110       667,436
                                                                                                  ----------    ----------
                                                                                                  $2,149,524    $2,349,074
                                                                                                  ==========    ==========

(9) Participant Transactions
The changes in net assets from changes in numbers of outstanding units were as follows:



                                                  Six Months Ended June 30, 1999 (000 Omitted)
                                        ----------------------------------------------------------------
                                                            Transfers Between         Withdrawals,
                                                            Variable Accounts          Surrenders,
                                            Purchase            and Fixed            Annuitizations,
                                            Payments           Accumulation           and Contract
                                            Received             Account                 Charges
                                        ----------------- ---------------------- -----------------------
                                         Units   Dollars    Units      Dollars     Units      Dollars
                                        ------- --------- --------- ------------ --------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts ..................    42    $ 2,625     (145)   $  (9,827)     (444)    $ (31,776)
 Compass 3 Contracts ..................   133      6,173     (432)     (20,348)     (114)       (5,389)
 Compass 3-Level 2 Contracts ..........    70      1,206      666       13,122      (420)       (8,256)
                                                 -------             ---------               ---------
                                                 $10,004             $ (17,053)              $ (45,421)
                                                 =======             =========               =========
Global Governments Variable Account
 Compass 2 Contracts ..................     2    $    43      (33)   $    (660)      (22)    $    (435)
 Compass 3 Contracts ..................    17        318      (68)      (1,346)      (14)         (281)
 Compass 3-Level 2 Contracts ..........    10        104       35          406       (70)         (795)
                                                 -------             ---------               ---------
                                                 $   465             $  (1,600)              $  (1,511)
                                                 =======             =========               =========
Government Securities Variable Account
 Compass 2 Contracts ..................    33    $   889      289    $   8,127      (308)    $  (8,946)
 Compass 3 Contracts ..................    47        930      (26)        (570)      (36)         (726)
 Compass 3-Level 2 Contracts ..........    17        156      344        4,098      (196)       (2,333)
                                                 -------             ---------               ---------
                                                 $ 1,975             $  11,655               $ (12,005)
                                                 =======             =========               =========
High Yield Variable Account
 Compass 2 Contracts ..................    20    $   575      (69)   $  (2,346)     (275)    $  (9,110)
 Compass 3 Contracts ..................    32        754     (214)      (5,441)      (44)       (1,073)
 Compass 3-Level 2 Contracts ..........    12        136       88          322      (103)       (1,345)
                                                 -------             ---------               ---------
                                                 $ 1,465             $  (7,465)              $ (11,528)
                                                 =======             =========               =========
Managed Sectors Variable Account
 Compass 2 Contracts ..................     7    $   348       37    $   2,221       (55)    $  (3,076)
 Compass 3 Contracts ..................    57      3,033     (143)      (7,639)      (49)       (2,671)
 Compass 3-Level 2 Contracts ..........    36        572      524        9,300      (208)       (3,635)
                                                 -------             ---------               ---------
                                                 $ 3,953             $   3,882               $  (9,382)
                                                 =======             =========               =========
Money Market Variable Account
 Compass 2 Contracts ..................    38    $   650       32    $     630      (446)    $  (8,283)
 Compass 3 Contracts ..................    98      1,468     (319)      (4,836)     (157)       (2,396)
 Compass 3-Level 2 Contracts ..........    33        365      923       10,611      (420)       (4,773)
                                                 -------             ---------               ---------
                                                 $ 2,483             $   6,405               $ (15,452)
                                                 =======             =========               =========
Total Return Variable Account
 Compass 2 Contracts ..................    22    $   646        9    $     415      (273)    $  (9,171)
 Compass 3 Contracts ..................   159      5,144     (482)     (15,848)     (156)       (5,132)
 Compass 3-Level 2 Contracts ..........    83      1,149      813       13,082      (856)      (13,584)
                                                 -------             ---------               ---------
                                                 $ 6,939             $  (2,351)              $ (27,887)
                                                 =======             =========               =========

                                             Six Months Ended June 30, 1999 (000 Omitted)
                                        -------------------------------------------------------
                                                   Net                  Net            Net
                                              Accumulation         Annuitization     Increase
                                                Activity              Activity      (Decrease)
                                        ------------------------- --------------- -------------
                                           Units       Dollars        Dollars        Dollars
                                        ----------- ------------- --------------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts ..................    (547)      $ (38,978)      $(316)        $ (39,294)
 Compass 3 Contracts ..................    (413)        (19,564)       (218)          (19,782)
 Compass 3-Level 2 Contracts ..........     316           6,072          73             6,145
                                                      ---------       -----         ---------
                                                      $ (52,470)      $(461)        $ (52,931)
                                                      =========       =====         =========
Global Governments Variable Account
 Compass 2 Contracts ..................     (53)      $  (1,052)      $  (3)        $  (1,055)
 Compass 3 Contracts ..................     (65)         (1,309)          3            (1,306)
 Compass 3-Level 2 Contracts ..........     (25)           (285)         83              (202)
                                                      ---------       -----         ---------
                                                      $  (2,646)      $  83         $  (2,563)
                                                      =========       =====         =========
Government Securities Variable Account
 Compass 2 Contracts ..................      14       $      70       $(114)        $     (44)
 Compass 3 Contracts ..................     (15)           (366)         41              (325)
 Compass 3-Level 2 Contracts ..........     165           1,921         (59)            1,862
                                                      ---------       -----         ---------
                                                      $   1,625       $(132)        $   1,493
                                                      =========       =====         =========
High Yield Variable Account
 Compass 2 Contracts ..................    (324)      $ (10,881)      $(205)        $ (11,086)
 Compass 3 Contracts ..................    (226)         (5,760)         (1)           (5,761)
 Compass 3-Level 2 Contracts ..........      (3)           (887)          1              (886)
                                                      ---------       -----         ---------
                                                      $ (17,528)      $(205)        $ (17,733)
                                                      =========       =====         =========
Managed Sectors Variable Account
 Compass 2 Contracts ..................     (11)      $    (507)      $ (26)        $    (533)
 Compass 3 Contracts ..................    (135)         (7,277)       (115)           (7,392)
 Compass 3-Level 2 Contracts ..........     352           6,237          --             6,237
                                                      ---------       -----         ---------
                                                      $  (1,547)      $(141)        $  (1,688)
                                                      =========       =====         =========
Money Market Variable Account
 Compass 2 Contracts ..................    (376)      $  (7,003)      $ 185         $  (6,818)
 Compass 3 Contracts ..................    (378)         (5,764)        126            (5,638)
 Compass 3-Level 2 Contracts ..........     536           6,203          --             6,203
                                                      ---------       -----         ---------
                                                      $  (6,564)      $ 311         $  (6,253)
                                                      =========       =====         =========
Total Return Variable Account
 Compass 2 Contracts ..................    (242)      $  (8,110)      $(122)        $  (8,232)
 Compass 3 Contracts ..................    (479)        (15,836)       (204)          (16,040)
 Compass 3-Level 2 Contracts ..........      40             647         130               777
                                                      ---------       -----         ---------
                                                      $ (23,299)      $(196)        $ (23,495)
                                                      =========       =====         =========

The changes in net assets from changes in numbers of outstanding units were as follows:



                                                        Year ended December 31, 1998 (000 Omitted)
                                           --------------------------------------------------------------------
                                                                Transfers Between           Withdrawals,
                                                                Variable Accounts            Surrenders,
                                               Purchase             and Fixed              Annuitizations,
                                               Payments            Accumulation             and Contract
                                               Received              Account                   Charges
                                           ----------------- ------------------------ -------------------------
                                            Units   Dollars     Units       Dollars      Units       Dollars
                                           ------- --------- ----------- ------------ ----------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts .....................   102    $ 6,364         60    $      (6)       (887)    $ (55,152)
 Compass 3 Contracts .....................   354     14,559       (616)     (26,093)       (239)       (9,890)
 Compass 3-Level 2 Contracts .............   115      1,934      1,662       27,672        (693)      (11,796)
                                                    -------               ---------                 ---------
                                                    $22,857               $   1,573                 $ (76,838)
                                                    =======               =========                 =========
Global Governments Variable Account
 Compass 2 Contracts .....................     6    $   109        (68)   $  (1,243)        (76)    $  (1,436)
 Compass 3 Contracts .....................    37        680       (197)      (3,626)        (50)         (930)
 Compass 3-Level 2 Contracts .............    15        170        129        1,430        (119)       (1,295)
                                                    -------               ---------                 ---------
                                                    $   959               $  (3,439)                $  (3,661)
                                                    =======               =========                 =========
Government Securities Variable Account
 Compass 2 Contracts .....................    62    $ 1,766       (156)   $  (4,444)       (768)    $ (21,806)
 Compass 3 Contracts .....................    99      1,989       (255)      (5,114)       (123)       (2,437)
 Compass 3-Level 2 Contracts .............    34        400        440        5,112        (260)       (3,037)
                                                    -------               ---------                 ---------
                                                    $ 4,155               $  (4,446)                $ (27,280)
                                                    =======               =========                 =========
High Yield Variable Account
 Compass 2 Contracts .....................    48    $ 1,587       (277)   $  (9,607)       (528)    $ (17,504)
 Compass 3 Contracts .....................    89      2,170       (549)     (14,601)        (84)       (2,063)
 Compass 3-Level 2 Contracts .............    21        268       (959)     (14,226)       (132)       (1,709)
                                                    -------               ---------                 ---------
                                                    $ 4,025               $ (38,434)                $ (21,276)
                                                    =======               =========                 =========
Managed Sectors Variable Account
 Compass 2 Contracts .....................    17    $   802         10    $     614         (82)    $  (3,946)
 Compass 3 Contracts .....................   149      6,996       (324)     (14,730)        (95)       (4,526)
 Compass 3-Level 2 Contracts .............    64        974        662       10,136        (341)       (5,161)
                                                    -------               ---------                 ---------
                                                    $ 8,772               $  (3,980)                $ (13,633)
                                                    =======               =========                 =========
Money Market Variable Account
 Compass 2 Contracts .....................    53    $   949        555    $  10,086      (1,122)    $ (20,256)
 Compass 3 Contracts .....................   137      2,092        392        5,800        (319)       (4,734)
 Compass 3-Level 2 Contracts .............    24        263      2,482       27,510        (469)       (5,201)
                                                    -------               ---------                 ---------
                                                    $ 3,304               $  43,396                 $ (30,191)
                                                    =======               =========                 =========
Total Return Variable Account
 Compass 2 Contracts .....................    52    $ 1,638         43    $   1,444        (555)    $ (17,577)
 Compass 3 Contracts .....................   365     11,428     (1,041)     (32,472)       (406)      (12,759)
 Compass 3-Level 2 Contracts .............   136      2,043      2,092       31,278        (786)      (11,792)
                                                    -------               ---------                 ---------
                                                    $15,109               $     250                 $ (42,128)
                                                    =======               =========                 =========

                                                 Year ended December 31, 1998 (000 Omitted)
                                           -------------------------------------------------------
                                                      Net                  Net            Net
                                                 Accumulation         Annuitization     Increase
                                                   Activity              Activity      (Decrease)
                                           ------------------------- --------------- -------------
                                              Units       Dollars        Dollars        Dollars
                                           ----------- ------------- --------------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts .....................      (725)    $ (48,794)      $(727)        $ (49,521)
 Compass 3 Contracts .....................      (501)      (21,424)         17           (21,407)
 Compass 3-Level 2 Contracts .............     1,084        17,810         185            17,995
                                                         ---------       -----         ---------
                                                         $ (52,408)      $(525)        $ (52,933)
                                                         =========       =====         =========
Global Governments Variable Account
 Compass 2 Contracts .....................      (138)    $  (2,570)      $  (9)        $  (2,579)
 Compass 3 Contracts .....................      (210)       (3,876)         (6)           (3,882)
 Compass 3-Level 2 Contracts .............        25           305         (29)              276
                                                         ---------       -------       ---------
                                                         $  (6,141)      $ (44)        $  (6,185)
                                                         =========       =======       =========
Government Securities Variable Account
 Compass 2 Contracts .....................      (862)    $ (24,484)      $ 102         $ (24,382)
 Compass 3 Contracts .....................      (279)       (5,562)        (30)           (5,592)
 Compass 3-Level 2 Contracts .............       214         2,475         (28)            2,447
                                                         ---------       -------       ---------
                                                         $ (27,571)      $  44         $ (27,527)
                                                         =========       =======       =========
High Yield Variable Account
 Compass 2 Contracts .....................      (757)    $ (25,524)      $(211)        $ (25,735)
 Compass 3 Contracts .....................      (544)      (14,494)          1           (14,493)
 Compass 3-Level 2 Contracts .............    (1,070)      (15,667)          0           (15,667)
                                                         ---------       -------       ---------
                                                         $ (55,685)      $(210)        $ (55,895)
                                                         =========       =======       =========
Managed Sectors Variable Account
 Compass 2 Contracts .....................       (55)    $  (2,530)      $ (28)        $  (2,558)
 Compass 3 Contracts .....................      (270)      (12,260)        (29)          (12,289)
 Compass 3-Level 2 Contracts .............       385         5,949         161             6,110
                                                         ---------       -------       ---------
                                                         $  (8,841)      $ 104         $  (8,737)
                                                         =========       =======       =========
Money Market Variable Account
 Compass 2 Contracts .....................      (514)    $  (9,221)      $(253)        $  (9,474)
 Compass 3 Contracts .....................       210         3,158         (80)            3,078
 Compass 3-Level 2 Contracts .............     2,037        22,572          (1)           22,571
                                                         ---------       --------      ---------
                                                         $  16,509       $(334)        $  16,175
                                                         =========       =======       =========
Total Return Variable Account
 Compass 2 Contracts .....................      (460)    $ (14,495)      $(359)        $ (14,854)
 Compass 3 Contracts .....................    (1,082)      (33,803)         24           (33,779)
 Compass 3-Level 2 Contracts .............     1,442        21,529          22            21,551
                                                         ---------       -------       ---------
                                                         $ (26,769)      $(313)        $ (27,082)
                                                         =========       =======       =========

(10) Detailed Statements of Operations -- Six Months Ended June 30, 1999 (000 Omitted)


                                                        Capital Appreciation Variable Account
                                            -------------------------------------------------------------
                                                      Compass 2                      Compass 3
                                            ------------------------------ ------------------------------
                                             Accumulation   Annuitization   Accumulation   Annuitization
                                            -------------- --------------- -------------- ---------------
Investment income:
 Interest .................................    $    549         $  8           $  111           $ --
 Dividends ................................         959           14              197              1
                                               --------         ----           ------           ----
  Total investment income .................    $  1,508         $ 22           $  308           $  1
Expenses ..................................       5,183           27            1,112              1
                                               --------         ----           ------           ----
 Net investment loss ......................    $ (3,675)        $ (5)          $ (804)          $ --
                                               --------         ----           ------           ----
Realized and unrealized gain
 on investments:
 Net realized gain ........................    $ 35,666         $507           $7,271           $ 18
 Net unrealized gain ......................       5,463           88            1,061              2
                                               --------         ----           ------           ----
Net realized and unrealized gain
 on investments ...........................    $ 41,129         $595           $8,332           $ 20
                                               --------         ----           ------           ----
Increase in net assets from operations ....    $ 37,454         $590           $7,528           $ 20
                                               ========         ====           ======           ====

                                               Capital Appreciation Variable Account
                                            --------------------------------------------
                                                 Compass 3 - Level 2
                                            ------------------------------
                                             Accumulation   Annuitization      Total
                                            -------------- --------------- ------------
Investment income:
 Interest .................................     $  112           $  1        $    781
 Dividends ................................        191              1           1,363
                                                ------           ----        --------
  Total investment income .................     $  303           $  2        $  2,144
Expenses ..................................      1,015              2           7,340
                                                ------           ----        --------
 Net investment loss ......................     $ (712)          $ --        $ (5,196)
                                                ------           ----        --------
Realized and unrealized gain
 on investments:
 Net realized gain ........................     $7,289           $ 39        $ 50,790
 Net unrealized gain ......................      1,342              7           7,963
                                                ------           ----        --------
Net realized and unrealized gain
 on investments ...........................     $8,631           $ 46        $ 58,753
                                                ------           ----        --------
Increase in net assets from operations ....     $7,919           $ 46        $ 53,557
                                                ======           ====        ========



                                                          Global Governments Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ..................................     $  142          $  2           $  130          $  1
                                                 ------          ----           ------          ----
  Total investment income ..................     $  142          $  2           $  130          $ 1
Expenses ...................................         63            --               60            --
                                                 ------          ----           ------          ----
 Net investment income .....................     $   79          $  2           $   70          $ 1
                                                 ------          ----           ------          ----
Realized and unrealized gain
 on investments:
 Net realized gain .........................     $   22          $ --           $   22          $ --
 Net unrealized gain .......................       (507)           (7)            (487)           (4)
                                                 ------          ------         ------          ------
Net realized and unrealized gain
 on investments ............................     $ (485)         $ (7)          $ (465)         $ (4)
                                                 ------          -----          ------          -----
Decrease in net assets from operations .....     $ (406)         $ (5)          $ (395)         $ (3)
                                                 ======          =====          ======          =====

                                                 Global Governments Variable Account
                                             -------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization     Total
Investment income:
 Interest ..................................     $  211          $  1        $    487
                                                 ------          ----        --------
  Total investment income ..................     $  211          $  1        $    487
Expenses ...................................         93           --              216
                                                 ------          ----        --------
 Net investment income .....................     $  118          $  1        $    271
                                                 ------          ----        --------
Realized and unrealized gain
 on investments:
 Net realized gain .........................     $   15          $ --        $     59
 Net unrealized gain .......................       (771)           (3)         (1,779)
                                                 ------          ------      --------
Net realized and unrealized gain
 on investments ............................     $ (756)         $ (3)       $ (1,720)
                                                 ------          -----       --------
Decrease in net assets from operations .....     $ (638)         $ (2)       $ (1,449)
                                                 ======          =====       ========

                                                        Government Securities Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................    $  4,695        $   91          $  589          $   5
                                                --------        ------          ------          -----
  Total investment income ..................    $  4,695        $   91          $  589          $   5
Expenses ...................................       1,315             8             174              1
                                                --------        ------          ------          -----
 Net investment income .....................    $  3,380        $   83          $  415          $   4
                                                --------        ------          ------          -----
Realized and unrealized gain (loss)
 on investments:
 Net realized loss .........................    $   (526)       $  (10)         $  (66)         $  --
 Net unrealized loss .......................      (5,989)         (394)           (738)           (88)
                                                --------        ------          ------          -----
Net realized and unrealized loss
 on investments ...................... .....    $ (6,515)       $ (404)         $ (804)         $ (88)
                                                --------        ------          ------          -----
Decrease in net assets from operations .....    $ (3,135)       $ (321)         $ (389)         $ (84)
                                                ========        ======          ======          =====

                                               Government Securities Variable Account
                                             -------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization     Total
                                             -------------- --------------- -----------
Investment income:
 Interest ..................................     $  644          $  3        $  6,027
                                                 ------          ---         --------
  Total investment income ..................     $  644          $ 3         $  6,027
Expenses ...................................        175           --            1,673
                                                 ------          ---         --------
 Net investment income .....................     $  469          $ 3         $  4,354
                                                 ------          ---         --------
Realized and unrealized gain (loss)
 on investments:
 Net realized loss .........................     $  (73)          (1)        $   (676)
 Net unrealized loss .......................       (876)          (4)          (8,089)
                                                 ------          ---         --------
Net realized and unrealized loss
 on investments ...................... .....     $ (949)         $(5)        $ (8,765)
                                                 ------          ---         --------
Decrease in net assets from operations .....     $ (480)         $(2)        $ (4,411)
                                                 ======          ===         ========




                                                            High Yield Variable Account
                                           -------------------------------------------------------------
                                                     Compass 2                      Compass 3
                                           ------------------------------ ------------------------------
                                            Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ................................    $  5,850         $ 124          $  817           $ 1
 Dividends ...............................          41             1               6            --
                                              --------         -----          ------           ---
  Total investment income ................    $  5,891         $ 125          $  823           $ 1
Expenses .................................       1,293            11             188            --
                                              --------         -----          ------           ---
 Net investment income ...................    $  4,598         $ 114          $  635           $ 1
                                              --------         -----          ------           ---
Realized and unrealized gain (loss)
 on investments:
 Net realized loss .......................    $ (1,704)        $ (36)         $ (235)          $--
 Net unrealized gain (loss) ..............       1,896            38             429            --
                                              --------         -----          ------           ---
Net realized and unrealized gain
 (loss) on investments ...................    $    192         $   2          $  194           $--
                                              --------         -----          ------           ---
Increase (decrease) in net assets from
 operations ..............................    $  4,790         $ 116          $  829           $ 1
                                              ========         =====          ======           ===

                                                   High Yield Variable Account
                                           --------------------------------------------
                                                Compass 3 - Level 2
                                           ------------------------------
                                            Accumulation   Annuitization      Total
Investment income:
 Interest ................................     $1,119          $--         $  7,911
 Dividends ...............................         10           --               58
                                               ------          ---         --------
  Total investment income ................     $1,129          $--         $  7,969
Expenses .................................        241           --            1,733
                                               ------          ---         --------
 Net investment income ...................     $  888          $--         $  6,236
                                               ------          ---         --------
Realized and unrealized gain (loss)
 on investments:
 Net realized loss .......................     $ (276)         $--         $ (2,251)
 Net unrealized gain (loss) ..............        722           (1)           3,084
                                               ------          ---         --------
Net realized and unrealized gain
 (loss) on investments ...................     $  446          $(1)        $    833
                                               ------          ---         --------
Increase (decrease) in net assets from
 operations ..............................     $1,334          $(1)        $  7,069
                                               ======          ===         ========

                                                           Managed Sectors Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ..................................   $      83         $  1         $     112        $ --
 Dividends .................................          71           --                95          --
                                               ---------         ----         ---------        ----
  Total investment income ..................   $     154         $  1         $     207        $ --
Expenses ...................................         377            1               553          --
                                               ---------         ----         ---------        ----
 Net investment loss .......................   $    (223)        $ --         $    (346)       $ --
                                               ---------         ----         ---------        ----
Realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) ..................   $   6,497         $ 52         $   9,121        $  3
 Net unrealized gain (loss) ................      (1,164)          (9)           (1,839)         (1)
                                               ---------         ----         ---------        ----
Net realized and unrealized gain
 on investments ............................   $   5,333         $ 43         $   7,282        $  2
                                               ---------         ----         ---------        ----
Increase in net assets from operations .....   $   5,110         $ 43         $   6,936        $  2
                                               =========         ====         =========        ====

                                                  Managed Sectors Variable Account
                                             ------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization     Total
Investment income:
 Interest ..................................   $     108         $ --         $    304
 Dividends .................................          94            1              261
                                               ---------         ----         --------
  Total investment income ..................   $     202         $  1         $    565
Expenses ...................................         486            1            1,418
                                               ---------         ----         --------
 Net investment loss .......................   $    (284)        $ --         $   (853)
                                               ---------         ----         --------
Realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) ..................   $   8,214         $ 41         $ 23,928
 Net unrealized gain (loss) ................      (1,472)          (8)          (4,493)
                                               ---------         ----         --------
Net realized and unrealized gain
 on investments ............................   $   6,742         $ 33         $ 19,435
                                               ---------         ----         --------
Increase in net assets from operations .....   $   6,458         $ 33         $ 18,582
                                               =========         ====         ========

                                                             Money Market Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ..................................     $1,781          $ 30            $432            $  1
                                                 ------          ----            ----            ----
  Total investment income ..................     $1,781          $ 30            $432            $  1
Expenses ...................................        686             4             175              --
                                                 ------          ----            ----            ----
 Net investment income .....................     $1,095          $ 26            $257            $  1
                                                 ------          ----            ----            ----
Increase in net assets from operations .....     $1,095          $ 26            $257            $  1
                                                 ======          ====            ====            ====

                                                   Money Market Variable Account
                                             -----------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization    Total
Investment income:
 Interest ..................................      $748            $  1       $2,993
                                                  ----            ----       ------
  Total investment income ..................      $748            $  1       $2,993
Expenses ...................................       281              --        1,146
                                                  ----            ----       ------
 Net investment income .....................      $467            $  1       $1,847
                                                  ----            ----       ------
Increase in net assets from operations .....      $467            $  1       $1,847
                                                  ====            ====       ======

                                                             Total Return Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ..................................   $   1,536         $  28        $   1,203         $  3
 Dividends .................................         683            13              535            1
                                               ---------         -----        ---------         ----
  Total investment income ..................   $   2,219         $  41        $   1,738         $  4
Expenses ...................................       1,156             8              971            1
                                               ---------         -----        ---------         ----
 Net investment income .....................   $   1,063         $  33        $     767         $  3
                                               ---------         -----        ---------         ----
Realized and unrealized gain (loss)
 on investments:
 Net realized gain .........................   $   5,519         $ 102        $   4,371         $ 11
 Net unrealized gain (loss) ................      (1,908)          (37)          (1,590)          (4)
                                               ---------         -----        ---------         ----
Net realized and unrealized gain
 on investments ............................   $   3,611         $  65        $   2,781         $  7
                                               ---------         -----        ---------         ----
Increase in net assets from operations .....   $   4,674         $  98        $   3,548         $ 10
                                               ---------         -----        ---------         ----

                                                    Total Return Variable Account
                                             -------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization     Total
Investment income:
 Interest ..................................   $   1,452         $  4        $  4,226
 Dividends .................................         647            2           1,881
                                               ---------         ----        --------
  Total investment income ..................   $   2,099         $  6        $  6,107
Expenses ...................................       1,094            1           3,231
                                               ---------         ----        --------
 Net investment income .....................   $   1,005         $  5        $  2,876
                                               ---------         ----        --------
Realized and unrealized gain (loss)
 on investments:
 Net realized gain .........................   $   5,180         $ 14        $ 15,197
 Net unrealized gain (loss) ................      (1,707)          (4)         (5,250)
                                               ---------         ----        --------
Net realized and unrealized gain
 on investments ............................   $   3,473         $ 10        $  9,947
                                               ---------         ----        --------
Increase in net assets from operations .....   $   4,478         $ 15        $ 12,823
                                               ---------         ----        --------

(11) Line of Credit

The Variable Accounts and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Account shares. Interest is charged to each Account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the Accounts for the six months ended June 30, 1999, ranged from $40 to $2,585. The Variable Accounts had no significant borrowings during the period.

                      MFS' Year 2000 Readiness Disclosure


MFS Investment Management[RegTM], as an investment adviser and on behalf of the MFS portfolios, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS contract owners, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.


The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.


MFS recognizes that contract owners and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.



Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.


If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

Year 2000 Readiness Disclosure

[SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) LOGO]

The potential hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00," with the result that the computer software interprets the date as 1900 rather than 2000.

Sun Life began working on this problem in 1995 when a company strategy for dealing with the issue was approved by systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's Chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time project teams have inventoried and assessed nearly 2000 systems around the Company.

The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The relatively few remaining systems will be certified compliant during the course of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.

The preceding is a Year 2000 Readiness Disclosure pursuant to the Year 2000 Readiness Disclosure Act enacted by the United States Congress on October 19, 1998.